Exhibit 10.4

PARTICIPATION AGREEMENT

This Participation Agreement (hereinafter “Agreement”) is made and entered into effective May 13, 2015, by and between PetroShare Corp. (“PetroShare”),  and  Providence Energy Operators, LLC (“Participant”).

RECITALS:

A.	PetroShare represents that it has acquired certain oil and gas leases, being described on Exhibit “A” attached hereto (the “Existing Leases”).

B.	Participant wishes to participate with PetroShare in the drilling and development of the Leases (defined below) pursuant to the provisions of this Agreement.

C.	In addition, Participant, as “Lender”, is providing a revolving line of credit facility (“Credit Facility”) for the benefit of PetroShare, as “Borrower”, pursuant to that certain Revolving Line of Credit Facility dated May 13, 2015.

Now, therefore, the parties hereto, for the mutual promises contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, do hereby contract and agree as follows, hereby also incorporating the recitals above:

I.  DEFINITIONS

1.	AMI Acquisition Cost or Costs: Shall include all Lease Costs and all other expenditures related to the acquisition of the AMI Leases which would be treated as a direct cost under Section II of the Accounting Procedure attached to the Operating Agreement, including but not limited to, expenditures for contract brokers, expenses associated with Exhibit C - Kingdom Resources Service Agreement, abstracts, and outside attorneys, and, in the case of options and contractual rights shall include an assumption by the Non-Acquiring Party of its proportionate share of all burdens imposed on Acquiring Party by the related contract, but shall not include any charges for Acquiring Party’s own personnel or overhead or which would be treated as “indirect costs” under Section III of said Accounting Procedure.

2.	AMI Lease(s): Any Lease which the Parties hereto elect to acquire within the AMI.

3.	Area of Mutual Interest or AMI: The Area of Mutual Interest shall consist of the lands identified on Exhibit “D” attached hereto, plus an additional one mile in diameter surrounding the outer boundaries of the lands identified on Exhibit D.

4.	Effective Date: The Effective Date of this Agreement is May 13, 2015.

5.	Existing Leases: The oil and gas leases on Exhibit “A” attached hereto.

6.	Leases: Collectively, the Existing Leases and AMI Leases.

1

7.	Net Revenue Interest: The share of the gross production proceeds net of all royalty interests, overriding royalty interests and similar burdens and also net of applicable production, severance and ad valorem taxes.

8.	Operator: As set forth in the applicable JOA.

9.	Operating Agreement or JOA: A joint operating agreement in the form attached hereto as Exhibit “B”, as may be modified by the designated Operator at the time of any modification; or, if any of the Leases are subject to an existing joint operating agreement with a third party, such joint operating agreement will be the applicable JOA for such Leases, as to the lands covered by said third party JOA.

10.	Party or Parties: Shall refer to Participant and/or PetroShare, individually or collectively.

11.	Participant Interest: A Working Interest in any of the Leases on a pro rata basis of 50.0%, having a net revenue interest of not less than 80.00%, unless otherwise mutually agreed to in writing by Participant and PetroShare.

12.	Project Area: Shall be any area(s) within the AMI in which there is ongoing operations, including, but not limited to leasing, drilling and completion operations, seismic operations, and/or producing wells.

13.	Well or Wells: Any well which has been proposed within the Project Area or the AMI.

14.	Working Interest: The cost bearing interest created by, through and from oil and gas leases.

15.	Credit Facility: That certain revolving line of credit facility (“Credit Facility”) by and between Participant (aka “Lender”) and PetroShare (aka “Borrower”) dated May 13, 2015.

II. EXISTING LEASES AND LEASE EXPENSES

A.   Existing Lease.  Upon full execution of this Agreement, Participant shall be assigned an undivided fifty percent (50.0%) of PetroShare’s right, title and interest in and to the Existing Leases. All assignments hereunder will be subject to all royalties, overriding royalties, production payments, net profits interests and similar burdens existing of record as of the date of this Agreement.

B.   Lease Expenses. With respect to the Existing Leases, and in the event any other Lease is acquired within the AMI and Participant elects to acquire its full 50% share of PetroShare’s right, title and interest in the Lease as outlined herein (an “AMI Lease’), Participant shall pay its pro rata share of lease acquisition expenses and the expenses necessary to maintain the Lease in full force and effect (including without limitation delay rentals, minimum royalties and shut-in payments).  At the outset of this Agreement, PetroShare agrees to and shall grant Participant a onetime credit against Existing Leases’ acquisition expenses equal to $105,000 for Participant’s 50% share of such lease acquisition expenses.

2

III. DRILLING AND DEVELOPMENT.

A.   Participation Wells.  Participant shall have the right to participate in any Well proposed within the Project Area or on any of the Leases in the AMI, or on lands pooled or to be pooled therewith, in accordance with the associated Operating Agreement and the provisions of this Agreement, with Participant being responsible for its Participant Interest, subject to any elections to not participate in such Well.

IV. OPERATIONS WITHIN PROJECT AREA

A.   Operating Agreement.  All operations within the Project Area shall be conducted pursuant to one or more JOA’s, in the form attached hereto as Exhibit “B”, reference to which is hereby made for all purposes, except as expressly modified by the terms hereof. In the event of a conflict between this Agreement and the Operating Agreement that has been executed by the Parties, the Operating Agreement associated with any proposed Well shall control.  In the event that any of the Leases are subject to a JOA in existence prior to the date of this Agreement which has been disclosed to Participant prior to execution of this Agreement, or are included in units that will be operated by a third party, then the prior JOA’s or the third party operator’s JOA shall control.

B.   Cash Advances.  Cash Advances shall be due and payable and made in accordance with the Operating Agreement governing a Well.

V. AMI

Acquisition of AMI Leases. The Parties hereby establish the AMI, as described on Exhibit D attached hereto. The term of AMI shall be for a period three (3) years from the Effective Date, and as long as thereafter as any well drilled pursuant to this Agreement is producing oil and/or natural gas in paying quantities or any of the Leases are in effect (“AMI Term”). During the AMI Term, if either Party acquires any AMI Leases, the other Party shall have the right to acquire its proportionate 50% interest in and to such AMI Leases, in accordance with the terms and conditions of this Agreement.  The following provisions shall apply to the AMI and AMI Leases:

1.	Either Party to Acquire. Either Party shall have the right to lease or otherwise acquire AMI Leases within the AMI. AMI Leases shall be subject to the AMI and provisions below.

2.	Notification Upon Acquiring Oil and Gas Rights. The Party acquiring an AMI Lease (“Acquiring Party”), shall notify the other Party (“Non-Acquiring Party”) in writing within 20 days of such acquisition. Such lease notice shall include a full description of the AMI Lease so acquired, a copy of the instrument by which such rights were acquired, together with all documentation relevant thereto, including without limitation copies of the leases, abstracts, title memos, assignments, subleases, farm outs or other contracts affecting the AMI Lease, plus an itemized breakdown of the AMI Acquisition Cost (defined below).

3

3.	Option to Participate. Within 15 days after the Non-Acquiring Party’s receipt of the notice and information referred to in paragraph A.2. above, the Non-Acquiring Party may elect to acquire its share in the AMI Leases so acquired by notifying the Acquiring Party of such election in writing. If the Non-Acquiring Party so elects to acquire its proportionate share in the acquired AMI Leases, the interests of the Parties in said AMI Leases shall be:

Participant:	50.0%
PetroShare:	50.0%

If the Non-Acquiring Party does not timely elect or elects to not acquire its interest in any such AMI Leases, then it shall have no interest in any such leases.

4.	Acceptance and Reimbursement. Promptly after the acceptance of an offered AMI Lease, the Acquiring Party shall invoice the Non-Acquiring Party for Non-Acquiring Party’s Share of the AMI Acquisition Costs associated with the acquired AMI Lease. The Non-Acquiring Party shall promptly reimburse Acquiring Party for the Non-Acquiring Party’s share of the AMI Acquisition Costs, as reflected by the invoice. Upon receipt of such reimbursement at a closing or otherwise, Acquiring Party shall simultaneously convey the right, title and interest in and to such Non-Acquiring Party’s 50% interest in said AMI Lease(s) through a proper Assignment thereof. If Acquiring Party does not receive the amount due from the Non-Acquiring Party within thirty (30) days after the receipt by such Non-Acquiring Party of the invoice for its costs, such failure shall constitute a withdrawal by Non-Acquiring Party of its former election to acquire the interest, and Non-Acquiring Party shall no longer have the right to acquire an interest in the offered AMI Lease, unless the Acquiring Party agrees in writing to do so. The Acquiring Party, at its sole option, may elect by written notice to the Non-Acquiring Party to extend the reimbursement timeframe. During such extension of reimbursement timeframe, if granted, the Non-Acquiring Party shall remain liable for payment.

5.	Failure to Respond. If Acquiring Party shall not have received notice of the election of Non-Acquiring Party to acquire its proportionate interest within the fifteen (15) day election period pursuant to the terms of Paragraph A.3. of this Agreement, such failure to respond shall be deemed conclusively to be an election by Non-Acquiring Party to not acquire its interest in the AMI Lease being offered. If the Non-Acquiring Party elects in writing to not participate in any AMI Leases, the Acquiring Party may retain such AMI Leases free and clear of all of the terms of this Agreement, the AMI and any operating agreements among the Parties.

4

6.	Responsive Notices. Responsive notices required hereunder, including, but not limited to elections to participate in an acquisition, may be given verbally by phone or in person, or E-mail but to be effective must be followed by written notice delivered by mail, courier, personally, E-mail or by facsimile within 24 hours of the delivery of the verbal notice.

7.	Assignee Requirements. Each Party agrees to require any assignee who acquires an interest in any Leases within the AMI from such Party to agree to be bound by the terms of the AMI set forth herein.

8.	Participant will have the right on an ongoing basis, to participate for its proportionate share (50%), in the acquisition or construction of any gathering, processing, pipelines or plant facilities that may be necessary or convenient for the production or transmission of any gas produced under the terms of this Agreement and the associated AMI in which Participant has an interest.

VI. PROPORTIONATE REDUCTION

Proportionate Reduction Clause:  If an oil and gas lease or other Mineral Interest covers less than the entire mineral fee estate in the lands covered thereby, or if a party’s interest in the applicable Lease or Mineral Interest is less than a 100% ownership interest, any interest conveyed or reserved pursuant to this Agreement is intended to be proportionately reduced to (i) the proportion of interest covered by the relevant oil and gas lease or other Mineral Interest, and (ii) the proportion of ownership held by the conveying party, in the case of a conveyance, or the burdened party, in the case of a reservation of interest.

VII. REVOLVING CREDIT FACILITY

Loan Agreement: Participant (as Lender) and PetroShare (as Borrower) have entered into a $5,000,000 revolving line of Credit Facility dated May 13, 2015, which is secured by the Leases and resulting production contemplated hereunder. In the event of a conflict between this Participation Agreement and the Credit Facility, the Credit Facility shall control.

VIII. CONFIDENTIALITY

A.    Confidentiality.  The Parties acknowledge that the information that is the subject matter of this Agreement (including but not limited to all well information acquired by operations conducted under an Operating Agreement) is sensitive and confidential proprietary information belonging to the Parties.  Accordingly, each Party, for itself and its Affiliates, agrees not to release or disclose or otherwise make the information available to or to furnish any of said information to any third party without (i) obtaining the agreement of the third party to maintain such information confidential and to not use such information other than in connection with investing in or participating with or purchasing interests from the disclosing party, or (ii) first obtaining the express written consent of the other party.  Any such release or disclosure if approved shall be conditioned upon the third party expressly agreeing to all terms herein and becoming a party to and subject to a Confidentiality Agreement.   Nothing contained above shall restrict or impair any Party’s right to use or disclose any of the information which is:  (1) at the time of disclosure available to the public through no act or omission of that Party; (2) can be shown was lawfully in that Party’s possession prior to the time of this  Agreement; or (3) is independently made available to that Party by a third party who is independently entitled to disclose such information and that party shows that the right of such third party to disclosure existed prior to the date of this Agreement.  Also, nothing contained above shall restrict Participant from providing production results to its investors or lending institutions for the purposes of financing or requisite reporting.

5

B.   Public Disclosure.  Subject to the exceptions set forth below, and unless otherwise agreed upon by the Parties, prior to substantial leasing completion in the AMI as contemplated by this Agreement, the Parties intend to keep material information concerning the entering into of this Agreement and the location of the Project Area confidential to the extent any disclosure thereof could impair the leasing activities of the Parties.  Notwithstanding such intent, either Party may make any public disclosure to the extent that, upon advice of such Party’s counsel, such disclosure is advisable to comply with United States or state securities laws, rules or regulations. Any proposed press release or other disclosure, shall be provided to the other Party in advance on a confidential basis for its information and comment.

IX. TAX ELECTION

This Agreement is not intended to create, and shall not be construed to create, a relationship of partnership or an association for profit between or among the Parties hereto except as provided herein.  Each Party hereby affected elects to be excluded from the application of all the provisions of Subchapter “K”, Chapter 1, Subtitle “A”, of the Internal Revenue Code of 1986 and all amendments thereto.

X. PAYMENT OF DELAY RENTALS AND LEASE EXTENSIONS

The designated Operator of any Well covered by this Agreement shall be responsible for making any payment of delay rentals, shut in royalties and minimum royalty payments on the Leases.  Participant shall bear and pay its share of such payments. Participant shall be billed and shall pay for said costs in the manner set forth for the billing and paying of direct costs in the COPAS accounting procedures attached to the form of Operating Agreement.  Operator shall not be liable for any loss of a Lease or Leases, unless said loss is due to bad faith, gross negligence or willful misconduct by the Operator.

6

XI. NO JOINT LIABILITY

The rights, duties, obligations and liabilities of the Parties hereto shall be several and not joint or collective.  Each Party hereto shall be responsible only for its obligations as herein set out and shall be liable only for its share of the cost and expense as herein provided; it being the express purpose and intention of the Parties that their interest in this Agreement and the rights and property acquired in connection herewith shall be held by them as tenants-in-common.  Except for the tax election which the Parties may have made, it is not the purpose or intention of this Agreement to create any mining partnership, commercial partnership or other partnership, and it shall be deemed not to have done so.

XII. ASSIGNMENTS OF LEASES

Any assignment of any interest pursuant to this Agreement by and between the Parties hereto shall be made with a special warranty of title by through and under the assignor, but not otherwise and on the form attached hereto as Exhibit “E” which shall be for recording in the official records of the county in which the Lease lies.  Where applicable, separate assignments of operating rights shall likewise be made on such State and Federal forms as required by rule or regulation.  Any assignment hereafter executed shall specifically refer to, and be made subject to, the terms and conditions hereof, and shall convey a working interest equal to the Participant Interest.

XIII. FORCE MAJEURE

Should any Party be prevented or hindered from complying with any obligation created under this Agreement, other than the obligation to pay money, by reason of fire, flood, storm, act of God, governmental authority, governmental action or inaction, failure or delay in obtaining any necessary permits, labor disputes, war, the inability to secure qualified labor, geoscience data, title abstracts, curative title work, lease brokers, entry onto the land, drilling equipment and drilling rig(s) at prevailing market rates, drilling tools, materials or transportation, or any other cause not enumerated herein but which is beyond the normal control of the Party whose performance is affected, then the performance of any such obligation shall be suspended during the period of such prevention or hindrance, provided the affected Party promptly notifies the other Party of such force majeure circumstances and exercises all reasonable diligence to remove the cause of force majeure.

XIV. EXHIBITS

The following exhibits are attached to this Agreement and incorporated herein by reference:

Exhibit “A” – List of Existing Leases
Exhibit “B” – Form of Joint Operating Agreement
Exhibit “C” – Kingdom Resources LLC Service Agreement
Exhibit “D” – AMI Plat
Exhibit “E” – Form of Assignment

7

If the terms or provisions of any of these Exhibits conflict with the terms of this Agreement, this Agreement shall control.

XV. MISCELLANEOUS

A.    Assignment:  Either Party may assign its interest under this Agreement provided that the assigning Party remains liable for or guarantees the performance of its assignee and provided that the assigning Party gives the non-assigning Party appropriate documentation evidencing such assignment.

B.    Governing Law:  This Agreement and other instruments executed in accordance with it, except for assignments of lands, or the execution hereof shall be governed by and interpreted according to the laws of the State of Colorado.  Forum and venue shall be exclusively in Denver, Colorado.  As to assignments of lands, they shall be governed by the laws of the State of Colorado, unless otherwise agreed to in writing by the Parties.

C.    Entire Agreement:  This Agreement, the documents to be executed hereunder and the Exhibits attached hereto constitute the entire agreement between the Parties, supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the Parties as to the substance and matters referenced in and made a part of this Agreement, except as specifically set forth herein.  No supplement, amendment, alteration, modification, waiver or termination of the Agreement shall be binding unless executed in writing by the parties hereto.

D.    Waiver:  No waiver of any of the provisions of the Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

E.    Captions; Definition of “Including”:  The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.  The term “including” or “includes”, as used herein, shall mean “including, without limitation,” and “includes, without limitation”.

F.    Binding:  This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors, assigns and legal representatives.

G.    Notices:  Any notice hereunder shall be given in writing by mail, courier, personally, E-mail or by facsimile and shall be effective when delivered to the party intended to be notified.  The contact information for each Party is as follows:

8

If to PetroShare:

PetroShare Corp.
7200 So. Alton Way, Ste B220
Centennial, CO 80112
Attn: Frederick J. Witsell
(303) 500-1168 Office
(303) 770-6885 fax
(303) 881-2157 cell
fwitsell@petrosharecorp.com

If to Participant:

Providence Energy Operators, LLC
Attn:  Jim Sinclair
16400 N Dallas Parkway, Ste 400
Dallas, TX 75248
Phone:   214.522.9131
Email: jsinclair@providence-energy.com

With a copy to:

Providence Energy Operators, LLC
Attn:  Mark L. Nastri
16400 N Dallas Parkway, Ste 400
Dallas, Texas 75248
Phone:   214.522.9131
Email: mnastri@providence-energy.com

(Any Party may change their foregoing contact information by notice to the other Party.)

H.    Expenses:  Except as otherwise provided herein, each Party shall be solely responsible for all expenses incurred by it in connection with this transaction (including fees and expenses of its own counsel and accountants), other than those otherwise agreed to and allocated herein.

I.    Execution:  This Agreement may be executed in multiple original counterparts, all of which shall together constitute a single agreement and each of which, when executed, shall be binding for all purposes thereof on the executed Party, its successors and assigns.

9

J.     Severability:  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any materially adverse manner to either Party.

K.   Arbitration:  Any dispute arising under this Agreement (“Arbitrable Dispute”) shall be referred to and resolved by binding arbitration in Denver, Colorado, to be administered by and in accordance with the Commercial Arbitration Rules of the American Arbitration Association.  Arbitration shall be initiated within the applicable time limits set forth in this Agreement and not thereafter or if no time limit is given, within the time period allowed by the applicable statute of limitations, by one party (“Claimant”) giving written notice to the other party (“Respondent”) and to the Denver Regional Office of the American Arbitration Association (“AAA”), that the Claimant elects to refer the Arbitrable Dispute to arbitration.  All arbitrators must be neutral parties who have never been officers, directors or employees of the parties or any of their Affiliates, must have not less than ten (10) years’ experience in the oil and gas industry, and must have a formal financial/accounting, engineering and/or legal education.  The hearing shall be commenced within sixty (60) days after the selection of the arbitrator.  The Parties and the arbitrators shall proceed diligently and in good faith in order that the arbitral award shall be made as promptly as possible.  The interpretation, construction and effect of this Agreement shall be governed by the Laws of Colorado, and to the maximum extent allowed by law, in all arbitration proceedings the Laws of Colorado shall be applied, without regard to any conflicts of laws principles.  All statutes of limitation and of repose that would otherwise be applicable shall apply to any arbitration proceeding.  The tribunal shall not have the authority to grant or award indirect or consequential damages, punitive damages or exemplary damages.

L.    Further Assurances:  During the time in which this Agreement is in effect, the Parties shall, at any time and from time to time, and without further consideration, execute and deliver or use reasonable efforts to cause to be executed and delivered such other instruments of conveyance and contract, and to take such other actions as either Party may reasonably may request effect the intent of this Agreement.

M.    Not to be Construed Against Drafter: The Parties acknowledge that they have had an adequate opportunity to review each and every provision contained in this Agreement, that they have participated equally in the drafting hereof and that they have had adequate time to submit same to legal counsel for review and comment.  Based on said review and consultation, the parties agree with each and every term contained in this Agreement.  Based on the foregoing, the parties agree that the rule of construction that a contract be construed against the drafter, if any, shall not be applied in the interpretation and construction of this Agreement.

N.   Laws and Regulations:  Any reference to any federal, state, local, or foreign statute or law will be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.

10

O.   Third-Party Beneficiaries:  This Agreement is not intended to confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns.

P.    Investment Representations:  Participant understands that the interests evidenced by this Agreement have not been registered under the Securities Act of 1933, the Colorado Securities Act or any other state securities laws (the “Securities Acts”).

Q.    Preferential Rights:  Notwithstanding anything contained in this Agreement to the contrary, each Party shall have a first right of refusal to acquire any interest in the Wells, Leases or AMI which a party (“Selling Party”) decides to sell or otherwise transfer to a unrelated third party, other than an affiliate, under the same terms and conditions as are being offered by the third party.  The non-selling Party (“Non-Selling Party”) shall notify the Selling Party of its election to participate in any additional interest or project under this provision within thirty (30) days of its receipt of notice of the availability of said interest and the terms related thereto. If the Non-Selling Party does not elect to acquire the rights or interest being offered within said thirty (30) day period, then the Selling Party shall be free to sell or transfer the interest to the unrelated third party at the terms so tendered to the Selling Party. In the event the sale of the interest is not closed under the same terms and conditions as originally proposed within 120 days from the written notice to the Non-Selling Party of the proposed sale, then the Preferential Right as set forth herein shall be reinstated. Notwithstanding anything to the contrary herein, this Preferential Right shall expire in its entirety on the maturity date of the Credit Facility or any extension thereof.

R.    Tag-Along Rights:  In the event that PetroShare elects to transfer to any third party in a transaction or series of related transactions all or substantially all of PetroShare’s interests in the AMI, then Participant (at its sole discretion) may require that PetroShare cause the third party to include all or a portion of Participant’s corresponding interest in the AMI for the terms, conditions and consideration as PetroShare’s intended sale.

IN WITNESS WHEREOF, this Agreement is executed effective as of the date hereinabove provided.

Parties:

PETROSHARE CORP. By: /s/ Stephen J. Foley Name: Stephen J. Foley, CEO	PROVIDENCE ENERGY OPERATORS, LLC By: /s/ Jim Sinclair Name: Jim Sinclair, COO

11

EXHIBIT “A”

EXISTING LEASES

Those certain leases Pursuant to the Lease Acceptance Letter dated February 27, 2015, by and between PetroShare Corp. and Kingdom Resources LLC, as amended and Extended to May 13, 2015, comprising the general area described below:

Township 1 South, Range 67 West, Adams Co., CO 6th PM
Section 10: various parcels covering 203 net acres
Section 15: various parcels covering approx. 128 net acres

(detailed lease descriptions to be attached)

C S M K F	CARVER SCHWARZ McNAB KAMPER & FORBES, LLC
LAWYERS HUDSON'S BAY CENTRE 1600 STOUT STREET, SUITE 1700 DENVER, COLORADO 80202 MAIN LINE: 303.893.1815 FACSIMILE: 303.893.1829	PETER C. FORBES PFORBES@CSMKF.COM 303.893.1827

May 6, 2015
VIA EMAIL

Frederick J. Witsell President
PetroShare Corp.
7200 South AltonWay Suite B220
Centennial, CO 80111

Re:	Kingdom Resources/Todd Creek Farms

Dear Fred:

TCF has cleared title to an additional approximately 22 acres of mineral interests acres in Filings 1, 2 and 5, as reflected in the attached updated spreadsheet. I have also enclosed copies of the lease amendments adding this additional acreage to the TCF/Kingdom Lease. To the extent you think a modification of the Kingdom/Petroshare lease assignment is necessary to include these amendments, let me know and we can prepare one.

Because TCF's total net mineral acreage has increased to 333.24 net acres, I have enclosed a revised Bonus Payment order and a revised Contractor’s Fee invoice. Finally, I have included the additional invoices from our firm for charges incurred after our original submission that arc payable pursuant to the Contractor’s Agreement.

Therefore, assuming the closing goes forward on May 15, 2015 as scheduled, the total amount payable (including the Borders  invoices and the CSMKF invoices included with our original  submission) will be $785,630.10, broken down as follows:

Payee	Item	Amount

TCF	Bonus	$683,142.00
Kingdom	Contractor's Fee	$68,314.20
Kingdom	Borders Invoices	$15,110.90
Kingdom	CSMKF Invoices	$19,063.00

Frederick J. Witsell
May 6, 2015

CSMKF
Lawyers

Also, there is one additional lot in Filing 5 where TCF obtained a QCMD, but where the homeowner had already executed a lease with Ward.  Therefore, TCF’s interest in that lot is limited to the 17.5% landowner royalty provided by the Ward lease. Kingdom has not included any net acreage for that lot in this submission, because that lease does not comply with the parameters set forth in the Contractor’s Agreement.  If that royalty is of interest to Ward, however, let us know and we can discuss an appropriate payment arrangement for that lot.

Thanks much, and as always let me know if you have any questions.

Very truly yours,

  /s/ Peter C. Forbes

Peter C. Forbes

cc:  Gene Osborne
Enclosure

Todd Creek Farms

SUMMARY OF NET ACREAGE ALL FILINGS
	Homeowner Leases	Summary Judgments	Defaults	Quit claims	ROW	TOTALS
Filling 1	1.86	3.635	35.96	30.72	12.12	84.29
Filing 2	0	13.79	39.51	6.58	18.68	64.77
Filing 3	0	0	0.00	0.00	0.00	0.00
Filing 4	0	0	24.10	3.29	67.06	94.45
Filings	0	0	32.99	14.02	28.93	75.94
TOTAL	1.860	17.425	132.560	54.605	126.790	333.240

TOTAL NET ACRES:   333.240

Todd Creek Farms

FILING 1
Defaults					Quit Claim Mineral Deeds
Lot	Block	Total Acres	Net Acres	Comments	Lot	Block	Total Acres	Net Acres	Comments
15	3	1.57	1.570		5	2	1.74	0.870	50% Reduction - Tract 1
4	4	1.5	1.500		8	2	2.18	1.090	50% Reduction - Tract 1
2	1	1.59	1.590		11	3	1.73	1.730
6	4	1.5	1.500		10	3	1.75	1.750
15	2	2	1.000	50% Reduction - Tract 1	16	3	2.43	2.430
8	4	1.5	1.500		7	3	1.86	0.930	50% Reduction - Tract 1
12	2	2	1.000	50% Reduction - Tract 1	1	2	1.68	1.680
3	4	1.5	1.500		5	3	1.99	0.995	50% Reduction - Tract 1
2	5	1.97	1.970		19	3	1.94	0.970	50% Reduction - Tract 1
5	4	1.5	1.500		6	3	1.82	0.910	50% Reduction- Tract 1
10	2	2.49	1.245	50% Reduction - Tract 1	3	3	1.78	1.780
14	3	1.63	1.630		7	2	2.87	1.435	50% Reduction - Tract 1
13	3	1.94	1.940		1	3	1.86	1.860
13	2	2	1.000	50% Reduction - Tract 1	16	2	2	1.000	50% Reduction - Tract 1
22	3	2.09	1.045	50% Reduction - Tract 1	12	3	2.18	2.180
1	5	1.62	1.620		9	3	1.86	1.860
17	3	2.32	2.320		8	3	1.82	1.820
14	2	2	1.000	50% Reduction - Tract 1	3	5	2.26	2.260
21	3	2.09	1.045	50% Reduction - Tract 1	11	2	2.13	1.065	50% Reduction - Tract 1
4	5	2.64	2.640		4	3	2.1	2.100
7	4	1.5	1.500		TOTALS		39.98	30.72
1	4	1.5	1.500
9	2	2.07	1.035	50% Reduction - Tract 1
1	1	1.81	1.810
TOTALS		44.330	35.960

TOTAL ACREAGE FOR FILING NO. 1 LOTS:	84.31
REDUCTIONS:	17.64
TOTAL NET ACREAGE FOR FILING NO. 1 LOTS	66.68

Todd Creek Farms

FILING 2
Defaults						Quit Claim Mineral Deeds
Lot	Block	Total Acres	Net Acres	Plat	Comments	Lot	Block	Total Acres	Net Acres	Plat	Comments
1	5	1.69	1.69	Original		2	1	1.89	1.89	Amended
3	5	1.96	1.96	Original		7	3	2.90	1.45	Original	50% Reduction - Tract 1
6	5	1.51	1.51	Original		1	1	1.94	0.97	Original	50% Reduction - Tract 1
3	3	2.05	2.05	Original		3	1	1.87	1.87	Original
8	7	2.01	2.01	Original		Tract D		0.40	0.40
4	3	2.15	2.15	Original		TOTALS		9.00	6.58
2	4	1.69	1.69	Original
2	7	1.96	1.96	Original
1	4	1.49	1.49	Original
2	5	2.29	2.29	Original
5	1	2.15	2.15	Amended
5	3	2.25	2.25	Original
5	5	2.18	2.18	Original
4	5	2.14	2.14	Original
1	2	1.68	1.68	Amended
3	2	1.54	0.77	Original	50% Reduction - Tract 1
7	7	2.28	2.28	Original
1	3	2.29	2.29	Original
1	1	2.96	2.96	Amended
3	9	2.01	2.01	Original
TOTALS		40.28	39.51

TOTAL ACREAGE FOR FILING NO. 2	49.28
REDUCTIONS:	3.19
TOTAL NET ACREAGE FOR FILING NO. 2	46.09

Todd Creek Farms

Filing 3
Default s					Quit Claim Mineral Deeds
Lot	Block	Total Acres	Net Acres	Comments	Lot	Block	Total Acres	Net Acres	Comments
11	4	1.73	0.00	HBP Issue (1.73)	6	3	1.81	0.00	HBP Issue (1.81)
TOTALS		1.73	0.00		TOTALS		1.81	0.00

TOTAL ACREAGE FOR FILING NO. 3	3.54
REDUCTIONS:	0.00
TOTAL NET ACREAGE FOR FILING NO.	0.00

Todd Creek Farms

Filing 4
Defaults					Quit Claim Mineral Deeds
Lot	Block	Total Acres	Net Acres	Comments	Lot	Block	Total Acres	Net Acres	Comments
7	5	2.13	2.13	Guard Lease (void)	26	2	1.72	1.72
5	5	1.81	1.81		6	3	1.57	1.57
14	4	1.79	1.79		TOTAL ACREAGE		3.29	3.29
9	7	1.95	1.95
37	2	1.53	1.53
33	2	1.61	1.61
12	4	1.59	1.59	Extraction Lease (void)
23	2	1.51	1.51
16	3	1.54	1.54	Guard Lease {void)
40	4	1.88	1.88
38	4	1.78	1.78
9	4	1.88	1.88	Extraction Lease (void)
34	2	1.60	1.60
21	2	1.50	1.50
TOTAL ACREAGE		24.10	24.10

TOTAL ACREAGE FOR FILING NO. 4	27.39
REDUCTIONS:	0
TOTAL NET ACREAGE FOR FILING NO. 4 LOTS:	27.39

Todd Creek Farms

Filing 5
Defaults					Quit Claim Mineral Deeds
Lot	Block	Total Acres	Net Acres	Comments	Lot	Block	Total Acres	Net Acres	Comments
25	1	1.67	1.67		38	1	1.67	1.67
30	1	1.80	1.80		3	3	1.52	0.00	Lease prior to QCMD
12	2	2.10	2.10		12	1	1.98	1.98
35	4	2.00	2.00		24	1	1.52	1.52
6	3	1.76	1.76		25	4	2.46	2.46
30	2	1.80	1.80		26	4	1.98	1.98
14	2	1.80	1.80		38	1	1.67	1.67
29	3	1.53	1.53		40	4	2.11	2.11
4	2	1.56	1.56		Outlots A, B, C, D. E		0.63	0.63
13	1	1.86	1.86		TOTALS		15.54	14.02
12	4	1.67	1.67
31	1	1.80	1.80
10	2	1.69	1.69
36	1	1.61	1.61
18	3	1.60	1.60
29	2	1.72	1.72
8	3	1.63	1.63	Guard Lease (void)
35	3	1.50	0.00	Title transfer issue (1.50)-Montano
10	3	1.71	1.71
17	1	1.68	1.68
TOTALS		34.49	32.99

TOTAL ACREAGE FOR FILING NO. 5	50.03
REDUCTIONS:	4.58
TOTAL NET ACREAGE FOR FILING NO. 5 LOTS:	47.01

Todd Creek Farms

ROW
	Total Acres	Reduction	Net Acreage	Comments
Filing 1	14.49	2.37	12.12	50% Reduction - Tract 1
Filing 2	18.92	0.24	18.68	50% Reduction - Tract 1
Filing 3	20.72	20.72	0.00	HBP Issue
Filing 4	67.06	0	67.06
Filing 5	28.93	0	28.93
TOTALS	150.12	23.33	126.79

Todd Creek Farms

Amendment No. 1 - Summary Judgments
Filing	Lot	Block	Total Acres	Net Acres	Comments
1	2	2	1.64	1.64
1	20	3	2.12	1.06	50% Reduction Tract 1
1	6	2	1.87	0.935	50% Reduction Tract 1
2	1	2	2.31	2.31
2A	2	2	1.89	1.89
2A	3	1	2.2	1.100	50% Reduction Tract 1
2	2	3	2.11	2.11
2	2	2	2.29	2.29
2	6	4	1.91	1.91
2	3	7	2.18	2.18
	TOTALS		20.520	17.425

Todd Creek Farms

Amendment No. 2 - Homeowner Leases
Filing	Lot	Block	Total Acres	Net Acres	Comments
1	2	3	1.86	1.86	85/15 Lease
	TOTALS		1.860	1.860

KINGDOM RESOURCES, LLC
7501 Village Square Drive Suite 205
Castle Pines, CO 80108

ORDER OF PAYMENT

May 5, 2015

On approval of the Oil and Gas Lease associated herewith and on approval of the title to same, Kingdom Resources, LLC will make or cause to be made the payment indicated herein by check no later than May 15, 2015.  Payment is deemed complete upon mailing or dispatch. No default shall be declared for failure to make payment until 10 days after receipt of written notice from payee of intention to declare such default.

If the Oil and Gas Lease referenced herein covers less than the entire undivided interest in the oil and gas or other rights in such land, then the dollar amount listed herein shall be paid to the Lessor only in the proportion which the interest in said lands covered by this Agreement bears to the entire undivided interest therein. Further, should Lessor own more or less than the net interest defined herein, Lessee shall increase or reduce the dollar amount payable hereunder proportionately.

PAY TO:  Todd Creek Farms, LLC

THE AMOUNT OF:  Six Hundred Eighty Three Thousand One Hundred Forty Two and No/100 Dollars ($683,142.00)

ADDRESS: 7501 Village Square Drive, Suite 205, Castle Pines, CO 80108

Consideration for execution of a new Paid Up Oil and Gas Lease dated November 28, 2014 covering portions of Sections 10 and 15, Township 1 South, Range 67 West of the 6th  P.M, as amended.

KINGDOM RESOURCES, LLC LESSOR	TODD CREEK FARMS, LLC LESSEE

By: /s/ Gene Osborne Name: Gene Osborne Title: Manager	By: /s/ Gene Osborne Name: Gene Osborne Title: Authorized Agent

INVOICE

Date	Invoice #
5/5/2015	101

Kingdom Resources, LLC
7501 Village Square Dr.#205
Castle Pines, CO 80108

Bill to:
PetroShare Corp.
Frederick J. Witsell
7200 South Albion Way, Suite B220
Centennial, CO  80111

Description	Amount

Contract Fee pursuant to Article 1 of Exhibit B of the "Services Agreement"	$68,314.20
TOTAL	$68,134.20

AMENDMENT NO. 1 TO PAID UP OIL AND GAS LEASE

The terms of that certain Paid-Up Oil and Gas Lease dated as of November 24, 2014 by and between Todd Creek Farms, LLC and Kingdom Resources, LLC, as recorded with the Clerk and Recorder of Adams County, Colorado on or about January 13, 2015 at Reception No.
2015000002735 (the "Lease") are hereby amended as follows:

The description of the property subject to the Lease is amended to include the property in Exhibit A-4 to this Amendment, which is incorporated into the Lease, and the description of the acreage covered by the Lease is amended to read "containing 373.16 acres more or less."

Other than as set forth above, the terms of the Lease are not amended in any way.

TODD CREEK FARMS, LLC

By:  /s/ Gene Osborne
Name:  Gene Osborne
Title:  Authorized Agent

STATE OF COLORADO	)
) ss.
COUNTY OF DENVER	)

The foregoing instrument was acknowledged before me on this 14th day of April, 2015, by Gene Osborne, as Authorized Agent for Todd Creek Farms, LLC, a Colorado limited liability company, on behalf of said entity.

[SEAL] MARY BAYER NOTARY PUBLIC STATE OF COLORADO NOTARY ID 20044029804 MY COMMISSION EXPIRES 02/27/2017	/s/ Mary Bayer Notary Public – State of Colorado My Commission Expires: 2/27/2017

Consented and Agreed To:

KINGDOM RESOURCES, LLC

By: /s/ Gene Osborne
Name:  Gene Osborne
Title:  Manager

STATE OF COLORADO	)
) ss.
COUNTY OF DENVER	)

The foregoing instrument was acknowledged before me on this 14th day of April, 2015, by Gene Osborne, as Manager of Todd Creek Farms, LLC, a Colorado limited liability company, on behalf of said entity.

[SEAL] MARY BAYER NOTARY PUBLIC STATE OF COLORADO NOTARY ID 20044029804 MY COMMISSION EXPIRES 02/27/2017	/s/ Mary Bayer Notary Public – State of Colorado My Commission Expires: 2/27/2017

EXHIBIT "A-4"

TODD CREEK FARMS SUBDIVISION

 Attached to and made part of that certain oil and gas lease dated November 24, 2014 by and between Todd Creek Farms, LLC as Lessor and Kingdom Resources, LLC as Lessee:

1.
Lot 2, Block 2 of Filing No. 1 as shown on the plat of the Todd Creek Farms subdivision, as recorded with the Clerk and Record of Adams County on March 22, 1996, located in Section 10, Township 1 South, Range 67 West of the 6th P.M. and also known as 9195 E. 159th Avenue, Brighton, CO 80602 and containing 1.64 acres more or less.

2.
Lot 20, Block 3 of Filing No. 1 as shown on the plat of the Todd Creek Farms subdivision, as recorded with the Clerk and Record of Adams County on March 22, 1996, located in Section 10, Township 1 South, Range 67 West of the 6th P.M. and also known as 15775 Dallas Street, Brighton, CO 80602 and containing 2.12 acres more or less.

3.
Lot 6, Block 2 of Filing No. 1 as shown on the plat of the Todd Creek Farms subdivision, as recorded with the Clerk and Record of Adams County on March 22, 1996, located in Section 10, Township 1 South, Range 67 West of the 6th P.M. and also known as 9395 East 159th Avenue, Brighton, CO 80602 and containing

1.87 acres more or less.

4.
Lot 1, Block 2 of Filing No. 2 as shown on the plat of the Todd Creek Farms subdivision, as recorded with the Clerk and Record of Adams County on May 22, 1997, and, as amended, March 19, 1998, located in Section 10, Township 1 South, Range 67 West of the 61 P.M. and also known as 15600 Boston Street, Brighton, CO 80602 and containing 2.31 acres more or less.

5.
Lot 2, Block 2 of Filing No. 2 as shown on the amended plat of the Todd Creek Farms subdivision, as recorded with the Clerk and Record of Adams County on March 19, 1998, located in Section 10, Township 1 South, Range 67 West of the 6th P.M. and also known as 15250 Akron Street, Brighton, CO 80602 and containing 1.89 acres more or less.

6.
Lot 3, Block 1 of Filing No. 2 as shown on the amended plat of the Todd Creek Farms subdivision, as recorded with the Clerk and Record of Adams County on March 19, 1998, located in Section 10, Township 1 South, Range 67 West of the 6th P.M. and also known as 9081 East 153rd Avenue, Brighton, CO 80602 and containing 2.2 acres more or less.

7.
Lot 2, Block 3 of Filing No. 2 as shown on the plat of the Todd Creek Farms subdivision, as recorded with the Clerk and Record of Adams County on May 22, 1997, and, as amended, March 19, 1998, located in Section 10, Township 1 South,

Range 67 West of the 6th P.M. and also known as 9303 East 155th Drive, Brighton, CO 80602 and containing 2.11 acres more or less.

8.
Lot 2, Block 2 of Filing No. 2 as shown on the plat of the Todd Creek Farms subdivision, as recorded with the Clerk and Record of Adams County on May 22, 1997, and, as amended, March 19, 1998, located in Section 10, Township 1 South, Range 67 West of the 6th P.M. and also known as 9453 East 155th Drive,

Brighton, CO 80602 and containing 2.29 acres more or less.

9.
Lot 6, Block 4 of Filing No. 2 as shown on the plat of the Todd Creek Farms subdivision, as recorded with the Clerk and Record of Adams County on May 22, 1997, and, as amended, March 19, 1998, located in Section l 0, Township 1 South, Range 67 West of the 6th P.M. and also known as 9347 East 153rd Avenue, Brighton, CO 80602 and containing 1.91 acres more or less.

10.
Lot 3, Block 7 of Filing No. 2 as shown on the plat of the Todd Creek Farms subdivision, as recorded with the Clerk and Record of Adams County on May 22, 1997, and, as amended, March 19, 1998, located in Section 10, Township 1 South, Range 67 West of the 6th P.M. and also known as 9204 East 153rd Avenue, Brighton, CO 80602 and containing 2.18 acres more or less.

AMENDMENT NO. 2 TO PAID UP OIL AND GAS LEASE

The terms of that certain Paid-Up Oil and Gas Lease dated as of November 24, 2014 by and between Todd Creek Farms, LLC and Kingdom Resources, LLC, as recorded with the Clerk and Recorder of Adams County, Colorado on or about January 13, 2015 at Reception No. 2015000002735 (the "Lease") are hereby amended as follows:

The description of the property subject to the Lease is amended to include the property in Exhibit A-5 to this Amendment, which is incorporated into the Lease, and the description of the acreage covered by the Lease is amended to read "containing 375.02 acres more or less."

Other than as set forth above, the terms of the Lease are not amended in any way.

TODD CREEK FARMS, LLC

By:  /s/ Gene Osborne
Name:  Gene Osborne
Title: Authorized Agent

STATE OF COLORADO	)
) ss.
COUNTY OF DENVER	)

The foregoing instrument was acknowledged before me on this 13th day of April, 2015, by Gene Osborne, as Authorized Agent for Todd Creek Farms, LLC, a Colorado limited liability company, on behalf of said entity.

[SEAL] MARY BAYER NOTARY PUBLIC STATE OF COLORADO NOTARY ID 20044029804 MY COMMISSION EXPIRES 02/27/2017	/s/ Mary Bayer Notary Public – State of Colorado My Commission Expires: 2/27/2017

Consented and Agreed To:

KINGDOM RESOURCES, LLC

By: /s/ Gene Osborne
Name:  Gene Osborne
Title:  Manager

STATE OF COLORADO	)
) ss.
COUNTY OF DENVER	)

The foregoing instrument was acknowledged before me on this 14th day of April, 2015, by Gene Osborne, as Manager of Todd Creek Farms, LLC, a Colorado limited liability company, on behalf of said entity.

[SEAL] MARY BAYER NOTARY PUBLIC STATE OF COLORADO NOTARY ID 20044029804 MY COMMISSION EXPIRES 02/27/2017	/s/ Mary Bayer Notary Public – State of Colorado My Commission Expires: 2/27/2017

EXHIBIT "A-5"

TODD CREEK FARMS SUBDIVISION

Attached to and made part of that certain oil and gas lease dated November 24, 2014 by and between Todd Creek Farms, LLC as Lessor and Kingdom Resources, LLC as Lessee:

1.
Lot 1, Block 3 of Filing No. 1 as shown on the plat of the Todd Creek Farms subdivision, as recorded with the Clerk and Record of Adams County, Colorado on March 22, 1996, located in Section 10, Township 1 South, Range 67 West of the 6th P.M. and also known as 15985 Alton Street, Brighton, CO 80602 and containing 1.86 acres more or less.

AMENDMENT NO. 3 TO PAID UP OIL AND GAS LEASE

The terms of that certain Paid-Up Oil and Gas Lease dated as of November 24, 2014 by and between Todd Creek Farms, LLC and Kingdom Resources, LLC, as recorded with the Clerk and Recorder of Adams County, Colorado on or about January 13, 2015 at Reception No.
2015000002735 (the "Lease") are hereby amended as follows:

Exhibit A-2 to the Lease is amended to include the following property:

Tract D, Todd Creek Farms Filing No. 2, according to the plat thereof recorded May 22, 1997 in File 17, Map 688, as amended according to the plat thereof recorded March 19, 1998 in File 17, Map 815 at County of Adams, State of Colorado, consisting of 0.40 acres, more or less

Outlots A, B, C, D and E, Todd Creek Farms Filing No. 5, according to the plat thereof recorded May 1, 2000 in File 18, Map 211, at County of Adams, State of Colorado, consisting of 0.63 acres, more or less

And the description of the acreage covered by the Lease is amended to read ''containing 376.05 acres more or less."·

Other than as set forth above, the terms of the Lease are not amended in any way.

By:  /s/ Gene Osborne
Name:  Gene Osborne
Title: Authorized Agent

STATE OF COLORADO	)
) ss.
COUNTY OF DOUGLAS	)

The foregoing instrument was acknowledged before me on this 5th day of May, 2015, by Gene Osborne, as Authorized Agent for Todd Creek Farms, LLC, a Colorado limited liability company, on behalf of said entity.

[SEAL] KIM T HARRISON NOTARY PUBLIC STATE OF COLORADO MY COMM EXP 05/23/2016	/s/ Kim T. Harrision Notary Public – State of Colorado My Commission Expires: 5/23/16

Consented and Agreed To:

KINGDOM  RESOURCES, LLC

By:  /s/ Gene Osborne
Name: Gene Osborne
Title: Manager

STATE OF COLORADO	)
) ss.
COUNTY OF DOUGLAS	)

The foregoing instrument was acknowledged before me on this 5th day of May, 2015, by Gene Osborne, as Manager of Kingdom Resources, LC, a Colorado limited liability company, on behalf of said entity.

[SEAL] KIM T HARRISON NOTARY PUBLIC STATE OF COLORADO MY COMM EXP 05/23/2016	/s/ Kim T. Harrision Notary Public – State of Colorado My Commission Expires: 5/23/16

CARVER SCHWARZ McNAB KAMPER & FORBES, LLC
ATTORNEYS AT LAW
EIN No. 20-0509232

HUDSON'S BAY CENTRE
1600 STOUT STREET. SUITE 1700
DENVER. COLORADO 80202-3164

TELEPHONE 303.893.1815
FAX 303.893.1829

March 06, 2015

Kingdom Resources, LLC
Attn: Gene A. Osborne
7501 Village Square Dr. #205
Castle Rock, CO 80108

Invoice Number 19419

In Reference  To:  Kingdom Resources, LLC - Lease Matters - 33030.002

Professional Services

			Hours	Amount
2/6/2015	PCF	Drafting correspondence to Petroshare concerning lease assignment.	0.60	255.00
2/10/2015	PCF	Work on matters concerning finalization of lease assignment;	2.60	1,105.00
2/11/2015	PCF	Work on resolution of various issues concerning lease submission;	1.00	425.00
2/12/2015	MB	Review exhibits with deed information per P. Forbes.	1.70	178.50
	PCF	Reconciliation of matters for submission to Petroshare; revise and finalize documents for Petroshare.	1.10	467.50
2/13/2015	MB	Review lot information on map and lease exhibits per P. Forbes.	2.40	252.00
	PCF	Follow up on information request from Mr. Witsell.	1.30	552.50
2/24/2015	PCF	Follow up on questions from Mr. Witsell.	0.20	85.00
2/26/2015	PCF	Prepare for and attend meeting with Mr. Osborne, Mr. Witsell, Mr. Foley at Petroshare.	3.80	1,615.00
2/27/2015	PCF	Draft acceptance letter for Petroshare and correspondence concerning same; telecon Mr. Osborne.	1.20	510.00

For professional services rendered			15.90	$5,445.50
Previous balance				$11,790.00

CARVER SCHWARZ McNAB KAMPER & FORBES, LLC

Kingdom Resources, LLC

Amount

Balance due	$17,235.50

CARVER SCHWARZ McNAB KAMPER & FORBES, LLC
ATTORNEYS AT LAW
EIN No. 20-0509232

HUDSON'S BAY CENTRE
1600 STOUT STREET. SUITE 1700
DENVER. COLORADO 80202-3164

TELEPHONE 303.893.1815
FAX 303.893.1829

April 08, 2015

Kingdom Resources, LLC
Attn: Gene A. Osborne
7501 Village Square Dr. #205
Castle Rock, CO 80108
Invoice Number 19478

In Reference  To:  Kingdom Resources, LLC - Lease Matters - 33030.002

Professional Services

		Hours	Amount
3/2/2015 PCF	Research issues concerning ownership of mineral rights under E-470	1.10	467.50
	and condemnation issues; begin work on Filing No. 2 MSJ Response.
3/6/2015 PCF	Follow up on various matters raised by Mr. Wltsel and various emails.	0.80	340.00
3/16/2015 PCF	Review documents, office conferences Ms. Bayer; draft letter concerning	0.30	127.50
	supplemental acreage and various emails regarding same.
For professional services rendered		2.20	$935.00
Previous balance			$17,235.50
Balance due			$18,170.50

CARVER SCHWARZ McNAB KAMPER & FORBES, LLC
ATTORNEYS AT LAW
EIN No. 20-0509232

HUDSON'S BAY CENTRE
1600 STOUT STREET. SUITE 1700
DENVER. COLORADO 80202-3164

TELEPHONE 303.893.1815
FAX 303.893.1829

May 6, 2015

Kingdom Resources, LLC
Attn: Gene A. Osborne
7501 Village Square Dr. #205
Castle Rock, CO 80108
Invoice Number 19523

In Reference  To:  Kingdom Resources, LLC - Lease Matters - 33030.002

Professional Services

4/14/2015 PCF	Work on matters relating to additional lots to add to lease; office conferences Ms. Bayer; letter to Mr. Witsell regarding extending closing	1.10	467.50
	date; letter to Mr. Witsell regarding additional lots added to lease.
5/5/2015 PCF	Prepare additional lease amendment; review matters concerning title transfer issues; revise and finalize net acreage spreadsheet; various	1.00	425.00
	emails Mr. Osborne; draft letter to Mr. Witsell.
For professional services rendered		2.10	$892.50
Previous balance			$18,170.50
Balance due			$19,063.00

EXHIBIT B

(There is no Exhibit B)

FORM OF DEED TO NOTE

DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT AND FINANCING STATEMENT
from
_________________________
(Federal Income Tax Identification No. ________________)
(“Grantor,” “Mortgagor” and “Debtor”)
to
the PUBLIC TRUSTEE OF ______________ COUNTY, COLORADO, TRUSTEE
for the benefit of
_________________________________
(Federal Income Tax Identification No. _____________)
(“Grantee,” “Mortgagee” and “Secured Party,” as nominee)
A REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.  FOR PURPOSES OF FILING THIS INSTRUMENT AS A FINANCING STATEMENT, THE ADDRESS OF THE GRANTOR AND DEBTOR IS:

AND THE ADDRESS OF THE GRANTEE AND SECURED PARTY IS:

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.
THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.
THIS INSTRUMENT COVERS PROCEEDS OF COLLATERAL.
THIS INSTRUMENT COVERS PRODUCTS OF COLLATERAL.
THIS INSTRUMENT COVERS MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING, WITHOUT LIMITATION, OIL AND GAS).  THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF THE COUNTY RECORDER OF WELD COUNTY, COLORADO.  THE GRANTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN EXHIBIT A ATTACHED HERETO.
THIS INSTRUMENT WAS PREPARED BY AND WHEN RECORDED OR FILED SHOULD BE RETURNED TO:

DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT AND FINANCING STATEMENT
________________, a _____________ corporation (hereinafter referred to as “Grantor”), for and in consideration of the sum of TEN DOLLARS ($10.00) to Grantor in hand paid by ______________________, a __________ limited liability company, as “Grantee,” “Holder” or “Secured Party” of the obligations as hereinafter recited, and in order to secure the payment and performance of the obligations, covenants, warranties, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, MORTGAGE, PLEDGE, TRANSFER, ASSIGN and SET OVER to the Public Trustee of _________ County, Colorado (hereinafter called the “Trustee”) for the benefit of Grantee, and  IN TRUST WITH POWER OF SALE, the following property to the fullest extent such described interests are assignable:
(a)  All of Grantor’s rights, titles, and interests in, under and attributable to the oil and gas leases described in Exhibit A (the “Leases”) including, without limitation, any and all royalty interests and all other interests of whatsoever nature or kind and however characterized in, under or attributable to the Leases;
(b)  All Grantor’s rights, titles and interests in the mineral estate, whether now owned or hereafter acquired, in the Lands described on attached Exhibit A hereto (the “Lands”), including, without limitation, any and all reversionary interests or other interests of whatsoever nature or kind and however characterized in the Lands described on attached Exhibit A, all of which such rights, titles, interests and estates of Grantor and howsoever characterized, together with the rights, title and interests in the Leases described in subparagraph (a) being hereinafter collectively called the “Mineral Interests”;
(c)  All rights, titles, interests and estates now owned or hereafter acquired by Grantor in and to (i) the properties now or hereafter pooled or unitized with any part of the Mineral Interests insofar as they are attributable to or derive from the Mineral Interests; and (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction), insofar as they are attributable to or derive from the Mineral Interests;
(d)  Without limitation, all rights, titles and interests now owned or hereinafter acquired by Grantor in oil and gas wells located on the Lands (the “Wells”);
(e)  All rights, titles, and interests now owned or hereafter acquired by Grantor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called the “Hydrocarbons”) in, under and which may be produced and saved from the Lands or attributable to the Mineral Interests, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income and proceeds from the sale or use of Hydrocarbons;

(f)  All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Mineral Interests and properties, rights, titles, interests and estates described above which are now owned or which may hereafter be acquired by Grantor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of the Leases or the Wells or properties including without limitation, easements, servitudes, licenses and other surface use rights;
 (g)  All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Grantor in and to the Mineral Interests, as the same may be enlarged by the removal of any charges or encumbrances to which the Mineral Interests are subject, or otherwise; together with any and all renewals and extensions of the Leases, properties, rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Grantor in and to the  Lands, Leases and Wells described on Exhibit A;
(h)  All accounts, contract rights, choses in action and general intangibles as such terms are defined in Article 9 of the Uniform Commercial Code from time to time in effect in the State of Colorado (the “Uniform Commercial Code”)  constituting a part of, relating to, or arising out of the Mineral Interests and collateral described or mentioned above, and all proceeds and products of the property and collateral described or mentioned in this and said preceding paragraphs; and
(i)  All of Grantor’s rights, now owned or hereafter acquired, in and to all records which relate to the Lands, Leases, Mineral Interests, and Wells.
All of the properties, interests and rights described in the preceding subparagraphs (a) through (i) shall be hereinafter sometimes referred to as the “Mortgaged Properties”.  If any of the lands covered by the Leases or other instrument mentioned in Exhibit A are incorrectly described, then nevertheless this Mortgage (as defined herein) shall cover all Grantor’s interest in such Leases or other instrument as to all of the lands and interests covered thereby.
TO HAVE AND TO HOLD the Mortgaged Properties, together with all and singular the rights, estates, hereditaments, powers and privileges appurtenant or incident thereto, unto the Trustee and his successors or substitutes in this trust and to his or their successors and assigns, forever.
BUT IN TRUST, NEVERTHELESS, for the benefit and security of the Holders of the obligations and indebtedness secured hereby and upon the trusts and subject to the terms and provisions herein set forth.
Secured Indebtedness
1.1  This instrument (hereinafter called the “Mortgage”) is made irrevocably in trust, with power of sale to secure and enforce the following obligations and indebtedness:
(a)  All Grantor’s obligations and indebtedness to Holder under that certain Secured Promissory Note, of even date herewith, in the face amount of $_______________ (the “Note”) of every kind and character now or hereafter owing by Grantor to the Holder under, whether direct or indirect, primary or secondary, fixed or contingent, and including, without limitation, all advances, debts and liabilities arising under or out of the warranties, representations, indemnity and other obligations made and assumed by Grantor under the Note,  and any and all fees, expenses or costs (including attorneys’ fees) incurred by Holder to enforce any of  their  rights against Grantor thereunder;

(b)  All Grantor’s express and implied obligations assumed under the Leases identified in Exhibit A, including, but not limited to, warranties of title and all other express and implied obligations of Grantor thereunder;
(c)  All other future advances and sums paid by Holder and its successors and assigns on behalf or for the benefit of Grantor, or in satisfaction of obligations owed by Grantor to Holder under the Note.
(d)  All indebtedness and obligations, whether direct or indirect, primary or secondary, fixed or contingent assumed by Grantor hereunder, or relating to the enforcement of the rights of the “Holder” hereunder.
1.2  The indebtedness and obligations referred to in clauses (a), (b), (c) and (d) of Section 1.1 are hereinafter sometimes referred to as the “Secured Indebtedness.”  Grantee, as designated nominee and agent for and on behalf of the Working Interest Owners and its successors and assigns, is referred to herein  as the “Holder.”
ARTICLE II
Representations, Warranties and Covenants
2.1  Grantor represents, warrants and covenants that Grantor is a corporation in good standing in the State of ________ and has full authority to enter into this Mortgage, that Grantor has good right and authority to grant, bargain, sell, transfer, convey, assign and mortgage all its right, title and interest in the Mortgaged Properties; that Grantor is the lawful owner of an undivided 100% mineral interest in the Lands free and clear from all liens, claims and encumbrances by, through and under Grantor, except the lien evidenced by this Mortgage and the rights of the lessee granted under the Leases; and Grantor does hereby bind itself, its heirs, legal representatives, successors and assigns to forever warrant and defend the title to an undivided 100% mineral interest in the Lands unto the said Trustee and Grantee, and their successors and assigns, against the claims of all persons whomsoever claiming or claim the same or any part thereof by, through or under Grantor.  Any additional rights, title, or interest which Grantor may hereafter acquire or become entitled to in the Lands and properties aforesaid or in the oil, gas or other minerals in, under or produced therefrom shall inure to the benefit of this trust and Grantee, the same as if expressly described and conveyed herein.
2.2  With respect to advances and indebtedness arising out of Grantor’s obligations under the Note that become due, Grantor covenants and agrees:
(a)  That Grantor will make timely payment of sums due or to become due under the Note and will make timely payment of all other Secured Indebtedness hereunder.

(b)  That Grantor will observe and materially comply with all of the terms and provisions, express or implied, of the Note.
(c)  That if the validity or priority of this Mortgage or of any right, titles, liens or interests created or evidenced hereby with respect to the Mortgaged Properties or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give written notice thereof to the Holder promptly and, at Grantor’s own cost and expense, Grantor will diligently endeavor to cure any defect that may be  claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel agreeable to the Holder, the prosecution or defense of litigation and the release or discharge of all adverse claims.  If Grantor fails or refuses to take such action, the Trustee and the Holder, or any of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings, including, but not limited to, the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of any adverse claims made with respect to the Mortgaged Properties, and all expense so incurred of every kind and character shall be a demand obligation owing by Grantor and shall bear interest at the rate of 8 percent, compounded annually from the date of expenditure until paid and shall be secured by the lien evidenced by this Mortgage, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.
(d)  That Grantor will not, without the prior written consent of the Holder, suffer or permit any lien to be hereafter claimed or created on any of the Mortgaged Properties, and should a lien become attached hereafter in any manner to any part of the Mortgaged Properties without the prior written consent of the Holder, Grantor will cause such lien to be promptly discharged.
(e)  That Grantor will, on request of the Holder, promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, the Note, or other documents executed in connection herewith or in the execution or acknowledgment of any thereof, and will execute and deliver any and all additional instruments as may be requested by the Holder to correct such defect, error or omission and will execute, acknowledge and deliver such further assurances and instruments as shall be, in the opinion of the Holder, necessary or proper to convey and assign to the Trustee all of the Mortgaged Properties herein conveyed or assigned, or intended so to be.
(f)  Grantor will proceed with reasonable diligence to correct any material defect in title to the Mineral Interest in the Lands arising by, through or under Grantor which, in the reasonable opinion of Holder, constitutes a material defect should any such defect be found to exist after the execution and delivery of this instrument; and in this connection, should it be found after the execution and delivery of this instrument that there exists upon the Mortgaged Properties any lien or encumbrance, equal or superior in rank to the lien created by this instrument arising by, through or under Grantor, or should any such hereafter arise, Grantor will promptly discharge and remove any such lien or encumbrance from said property.

(g)  Holder at all times shall have the right to release any part of the property now or hereafter subject to the lien hereof or any part of the proceeds of production or other income herein or hereafter assigned or pledged or any other security it now has or may hereafter have hereunder, without releasing any other part of said property, proceeds or income, and without affecting the lien hereof as to the part or parts thereof not so released, or the right to receive future proceeds and income.
(h)  That, promptly upon receipt of any written request from the Holder, Grantor will furnish and deliver, pursuant to such request, any information or data possessed by Grantor with respect to the Mortgaged Properties, including all title materials and other records in the possession, custody or control, and all deeds, conveyances, instruments, contracts, documents, title opinions, title abstracts, division orders, and other records concerning said property.
2.3  Grantor agrees that if Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take or to pay any money which hereunder Grantor is required to pay, the Holder, in Grantor’s name or its own name, may (but shall not be obligated to) perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by the Holder and any money so paid by the Holder: (a) shall be a part of the obligations owing by Grantor, (b) shall bear interest from the date of making such payment until paid at the rate of 10 percent compounded annually, (c) shall be a part of the Secured Indebtedness, and (d) shall be secured by the lien evidenced by this Mortgage.  The  Holder, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment.
ARTICLE III
Assignment of Production, Accounts,
Contract Rights and Proceeds
3.1  To facilitate the discharge of any and all of Grantor’s indebtedness and obligations under the Note and this Mortgage, and as cumulative of any and all rights and remedies herein provided for, Grantor hereby BARGAINS, SELLS, TRANSFERS, ASSIGNS, SETS OVER and DELIVERS to the Holder, its successors and assigns, all of the following upon the failure of Grantee to promptly fulfill its obligations and discharge and pay any indebtedness under the Note or Mortgage:
(a)  All oil, gas, casinghead gas, distillate and other minerals, produced and to be produced from or attributable to the Mineral Interests of Grantor and any other interests now or hereafter constituting a part of the Mortgaged Properties from and after the Effective Date (as hereafter defined);
(b)  All royalties and proceeds of production hereafter payable to or to become payable to Grantor or to which Grantor is entitled by virtue of its Leases or Mineral Interests, and Grantor authorizes and empowers said Holder to demand, collect and receive said royalties and proceeds;

(c)  All amounts, sums, revenues and income which otherwise become payable to Grantor from any of the Lands or under the Leases; and
(d)  All of Grantor’s contract rights, choses in action, and claims of any kind arising out of the Leases to the extent assignable.
Grantor hereby, irrevocably, authorizes and directs that all parties owing royalties or other sums to Grantor attributable to Grantor’s Mineral Interests pay all such amounts directly to the Holder.  The Holder is authorized to collect such amounts and no party making payment shall have any responsibility to see to the application of any funds paid to the Holder, but shall be fully protected in making such payment to the Holder under the assignments herein contained.  Should the Holder bring suit against any third party for collection of any amounts or sums included within this assignment (and the Holder shall have the right to bring any such suit) it may sue either in its own name or in the name of Grantor.
3.2  Grantor authorizes and empowers the Holder to receive, hold and collect all sums of money paid to the Holder in accordance with this assignment and to apply the same as is hereinafter provided, all without any liability or responsibility on the part of the Holder, save as to good faith in so receiving and applying said sums.  All payments provided for in this assignment shall be paid promptly to the Holder.  It is understood and agreed that should said payments provided for by this assignment be less than the sum or sums then due on said indebtedness, such sum or sums then due shall nevertheless be payable by Holder.  Likewise, neither this assignment nor any provision herein contained shall in any manner be construed to affect the lien, rights and remedies herein granted securing said indebtedness, nor Grantor’s liability therefor.  The rights under this assignment are cumulative of the other rights, remedies and powers granted under this Mortgage and are cumulative of any other security which the Noteholder now holds or may hereafter hold to secure the payment of said indebtedness.
3.3  Nothing herein contained shall detract from or limit the absolute obligation of Grantor to make prompt payment of any indebtedness arising under the Note at the time and in the manner provided for therein or shall detract from or limit the absolute obligation of Grantor to make prompt payment  of all amounts owing hereunder at the time and in the manner provided herein, regardless of whether the proceeds herein assigned are sufficient to pay the same, and the rights under this assignment shall be cumulative of all other security of any and every character now or hereafter existing to secure the payment of sums due under the Note and all other Secured Indebtedness.
ARTICLE IV
Waiver and Partial Release
4.1  The Holder  may at any time and from time to time in writing:
(a)  Waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing;

(b)  Consent to Grantor’s doing any act which hereunder Grantor is prohibited from doing, or to Grantor’s failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in writing; or,
(c)  Release any part of the Mortgaged Properties, or any interest therein, or any proceeds of Hydrocarbon sales from the lien of this Mortgage, without the joinder of the Trustee.
No such act by Noteholder shall in any way impair the rights of the Holder hereunder except to the extent specifically agreed to by the Holder in such writing.
4.2  The lien and other security rights of the Holder hereunder shall not be impaired by any indulgence, including but not limited to (a) any forbearance, renewal, extension or modification (whether one or more) which the Holder may grant with respect to any Secured Indebtedness, or (b) any surrender, compromise, release, renewal, extension, exchange or substitution which the Holder may grant in respect of any item of the Mortgaged Properties or any part thereof or any interest therein.
ARTICLE V
Possession Until Default; Defeasance and Termination
5.1  Unless a default specified in Section 6.1 hereof shall occur and be continuing, Grantor shall retain full right to the Mortgaged Properties subject, however, to all of the terms and provisions of this Mortgage, including without limitation, the assignments under Article III.
ARTICLE VI
Remedies in Event of Default
6.1  The term “default” as used in this Mortgage shall mean the failure of Grantor to pay any sums due Holder under the Note or under this Mortgage within ten (10) days of receipt by Grantor of demand for payment.
6.2           (a)  If a default shall occur and be continuing, the Mortgagee shall have the right and option to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by applicable law or, in the absence of any such requirements, as the Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers.
(b)  With regard to any part of the Mortgaged Property, it is agreed that the appraisement of any such properties is expressly waived at the option of the Mortgagee, and any such option may be exercised prior to the time judgment is rendered in any foreclosure hereon.
(c)  Notwithstanding any other provision of this Section 6.2, if any of the Secured Indebtedness is not promptly paid, Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

(d)  Notwithstanding any other provision, Mortgagee shall also have the option to proceed with foreclosure in satisfaction of any Secured Indebtedness which has not been paid when due either through the courts or by proceeding with foreclosure.  It is further agreed that several sales may be made hereunder without exhausting the right of sale for any subsequent Secured Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Secured Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Secured Indebtedness.
(e)  The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in his sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any event of default shall not be exhausted by any one or more sales.
(f)  Grantor agrees to the full extent that it lawfully may, that in the event of a default that has not been remedied, Mortgagee shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of Grantor, its successors or assigns, or its or their agents or servants.
(g)  Every right, power and remedy herein given to Mortgagee shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Uniform Commercial Code in effect and applicable to the Mortgaged Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy.  No delay or omission by Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.
(h)  Grantor shall not be relieved of any obligation herein by reason of the failure of Mortgagee to comply with any request of Grantor to foreclose the lien of this Mortgage or the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein.
(i)  Mortgagee may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its stature as a first and prior lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Secured Indebtedness.  For payment of the Secured Indebtedness, Mortgagee may resort to any other security therefor held by Mortgagee in such order and manner as Mortgagee may elect.

(j)  To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Grantor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any event of default or of Mortgagee’s election to exercise (or his actual exercise of) any right, remedy or recourse provided for hereunder; and (c) any right to a marshaling of assets.
(k)  In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder and shall thereafter elect to discontinue or abandon same for any reason, Mortgagee shall have the unqualified right so to do and, in such an event, Grantor and Mortgagee shall be restored to their former positions with respect to the Secured Indebtedness, this Mortgage, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.
(l)  The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by Mortgagee through any proceedings for the enforcement hereof or otherwise, shall be applied:
FIRST, to the payment of all expenses incurred by Mortgagee incident to the enforcement of this Mortgage, the Note or any of the Secured Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof and of conveyances, and court costs, compensation of agents and employees, legal fees and a reasonable commission to the Trustee acting), and to the payment of all other charges, expenses, liabilities and advances incurred or made by Mortgagee under this Mortgage or in executing any power hereunder;
SECOND, to payment of the Secured Indebtedness in such order and manner as Mortgagee may elect; and,
THIRD, to Grantor or as otherwise required by any governmental authority having jurisdiction over the application of such proceeds.
6.3  To foreclose this Mortgage pursuant to the power of public sale contained herein in accordance with the laws of the State of Colorado, in which case Mortgagee/Holder shall (i) deliver to Trustee a written notice of default and election to cause Grantor’s interest in the Mortgaged Properties to be sold, and (ii) deposit with Trustee this Mortgage, and such receipts or evidence of the Secured Indebtedness as Trustee may require.  Upon receipt of such notice from Mortgagee/Holder, Trustee shall give notice of sale and shall sell the Mortgaged Properties according to the laws of the State of Colorado.  The costs and expenses incurred by Mortgagee/Holder in the exercise of any of the remedies provided in this Mortgage shall be secured by this Mortgage.

ARTICLE VII
Security Agreement
7.1  Without limiting any of the provisions of this instrument, Grantor, referred to in this Article VII as “Debtor”  expressly GRANTS unto the Holder (referred to in this Article VII as “Secured Party”, whether one or more), a security interest in all the Mortgaged Properties hereinabove described (including both those now and those hereafter existing) to the full extent that such properties may be subject to the Uniform Commercial Code of the State of Colorado.  The security interest granted hereby also covers and includes all contract rights, general intangibles, choses in actions, and accounts with respect to said properties and all products and proceeds of said properties (said properties, contract rights, choses in action, general intangibles, accounts, products and proceeds thereof being hereinafter collectively referred to as the “Collateral” for the purposes of this paragraph).  Debtor covenants and agrees with Secured Party that:
(a)  In addition to and cumulative of any other remedies granted in this instrument to Secured Party or the Trustee, Secured Party may, in event of default, proceed under said Uniform Commercial Code as to all or any part of the Collateral and shall have and may exercise with respect to the Collateral all the rights, remedies and powers of a secured party under said Uniform Commercial Code, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys’ fees and legal expenses thereby incurred by Secured Party, and toward payment of the Secured Indebtedness in such order or manner as Secured Party may elect.
(b)  Upon a default, Secured Party shall have the right (without limitation, subject to said Uniform Commercial Code) to take possession of the Collateral and to enter upon any premises where same may be situated for such purpose without being deemed guilty of trespass and without liability for damages thereby occasioned, and to take any action deemed necessary or appropriate or desirable by Secured Party, at its option and in its discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized.
(c)  To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and any other right or remedies of a debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is mailed, postage prepaid, to Debtor at the address shown with debtor’s signature hereinbelow at least ten days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.
(d)  Secured Party is expressly granted the right to receive the monies, income, proceeds or benefits attributable or accruing to the Collateral and to hold the same as security for the Secured Indebtedness or to apply it on the principal and interest or other amounts owing on any of the Secured Indebtedness, in such order or manner as Secured Party may elect.  All rights to marshaling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived.

(e)  All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment, lease or other disposition or utilization of the Collateral or any part thereof hereunder shall be prima facie evidence of the matter stated therein, no other proof shall be required to establish full legal propriety of the sale or other action or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action and of any fact, condition or thing incident thereto shall be presumed to have been performed or to have occurred.
(f)  Should Secured Party elect to exercise its right under said Uniform Commercial Code as to part of the personal property described herein, this election shall not preclude Secured Party or the Trustee from exercising the rights and remedies granted by the preceding paragraphs of this instrument as to the remaining personal property.
(g)  Secured Party may, at its election, at any time after delivery of this instrument, sign one or more copies hereof in order that such copies may be used as a financing statement under said Uniform Commercial Code.  Such signature by Secured Party may be placed between the last sentence of this instrument and the Debtor’s acknowledgment or may follow the Debtor’s acknowledgment.  Secured Party’s signature need not be acknowledged and is not necessary to the effectiveness hereof as a deed of trust, mortgage, assignment, or security agreement.
7.2  Any copy of this instrument which is signed by both Debtor and Secured Party may also serve as a financing statement under said Uniform Commercial Code between the DEBTOR, WHOSE ADDRESS IS:

and the SECURED PARTY, WHOSE ADDRESS IS:

This Mortgage secures and shall be security for any and all future advances made by or costs and expenses incurred by Grantee/Holder for the benefit of Grantor, provided, however, that the total unpaid balance secured hereby at any one time shall not exceed $__________.  Nothing contained herein shall be deemed an obligation on the part of Secured Party/Holder Holder to make any further advances or incur any expenses for the benefit of Debtor.

ARTICLE VIII
Miscellaneous
8.1  This instrument is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.
8.2  All options and rights of election herein provided for the benefit of the Holder are continuing, and the failure to exercise any such option or right of election upon a particular default or breach or upon any subsequent default or breach shall not be construed as waiving the right to exercise such option or election at any later date.  By the acceptance of payment of any indebtedness secured hereby after its due date, the Holder does not waive the right either to require prompt payment when due of all other sums so secured or to regard as a default failure to pay any other sums due which are secured hereby.  No exercise of the rights and powers herein granted and no delay or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time. No release of any part of the Mortgaged Properties shall in anywise alter, vary or diminish the force, effect or lien of this instrument on the balance of Mortgaged Properties.
8.3  Any notice, request, demand or other instrument which may be required or permitted to be given or furnished to or served upon Grantor shall be addressed to it at its address set forth below, or such other address as Grantor may furnish to the Trustee and the Holder in writing:

Notices to the Trustee and the Holder shall be deemed to have been properly given if delivered in like fashion to them at:
(1) _________ County Public Trustee, ___________________, and
(2) ___________________________________

or at such other address as the Trustee or the Noteholder may furnish to Grantor in writing.
8.4 If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect, and the remaining provisions hereof shall be liberally construed in favor of the Trustee, Lender and the Noteholder in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any such provision in any other jurisdiction.
8.5 Grantee and Trustee shall at all times have the right to assign and/or transfer any and all of their rights and privileged under this Mortgage.  All of the terms, provisions, covenants and conditions hereof shall be binding upon Grantor and the successors and assigns of Grantor, and the Holder and successors and assigns of Holder, and shall inure to the benefit of the Trustee and the Holder and their respective successors and assigns. Grantor’s covenants shall constitute covenants running with the lands covered by the Mortgaged Properties, but this provision shall not be construed to authorize any sale or other disposition of the Mortgaged Properties contrary to any other provisions hereof.

8.6 The Mortgage may be executed in multiple counterparts, each of which is deemed to be an original for all purposes although all such executed copies shall evidence and constitute one and the same Mortgage.
8.7 The term “Grantor,” “Mortgagor” and “Debtor” herein used shall include their  successor(s) in interest in the Mortgaged Properties.  The number and gender of pronouns used in referring to Grantor shall be construed to mean and correspond with the number and gender of the individuals and/or corporations executing this instrument as Grantor, and, further, the term “Grantor” herein used shall mean and include both all of the parties executing this instrument as Grantor as well as any single one or more of them.
8.8 The “Effective Date” of this instrument is 7:00 a.m. local time at the location of the Mortgaged Properties on the date this Mortgage is executed and delivered to Grantee by Grantor.
8.9 This Mortgage shall be governed by and construed and interpreted under the laws of the State of Colorado (without giving effect to conflicts of laws principles).
THIS WRITTEN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[The Next Page is the Signature Page]

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their duly authorized undersigned officers effective as of May 13, 2015.
“GRANTOR,” “MORTGAGOR” AND “DEBTOR”

By: ______________________________________
Printed Name: ______________________________
Title: _____________________________________

This Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement is executed by the undersigned solely for the purpose of acknowledging and accepting the benefits conferred on Grantee and to evidence its agreement with the covenants of Lender set forth herein.
“GRANTEE,” “MORTGAGEE” AND “SECURED PARTY”

By: ______________________________________
Printed Name: ______________________________
Title: _____________________________________

[The Next Page is the Acknowledgment Page]

ACKNOWLEDGMENTS
STATE OF _____________	§
§
COUNTY OF ___________	§

This instrument was acknowledged before me on this _____ day of ______________. 2015, by ________________________, _________________ of ______________________, on behalf of said corporation.
Witness my hand and official seal.

__________________________________________
Notary Public, State of _______________________
My commission expires: _________________

STATE OF _____________	§
§
COUNTY OF ___________	§

This instrument was acknowledged before me on this _____ day of _____________, 2015, by ___________ the ____________ of __________________________.
Witness my hand and official seal.

__________________________________________
Notary Public, State of  ______________________
My commission expires: _________________

EXHIBIT A
ATTACHED TO AND FORMING A PART OF THE
DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT AND FINANCING STATEMENT
DATED __________________________,  2015
FROM

This Exhibit A contains specific description of the “Lands,” “Leases,” “Mineral Interests”  and Wells comprising a portion of the “Mortgaged Properties”, as those terms are defined in the Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (the “Mortgage”) to which this Exhibit A is attached.
LANDS
The Mortgage covers all right, title and interest the Mortgagor now owns or subsequently acquires in the following lands situated in ____________ County, Colorado (“Lands”):

EXHIBIT “B”

FORM OF JOINT OPERATING AGREEMENT

(form of JOA to be attached)

A.A.P.L. FORM 610 - 1989
MODEL FORM OPERATING AGREEMENT

OPERATING AGREEMENT
DATED

,	, 2015 ,
year

OPERATOR	PETROSHARE CORP.

CONTRACT AREA

COUNTY OR PARISH OF	, STATE OF	COLORADO

COPYRIGHT 1989 – ALL RIGHTS RESERVED AMERICAN ASSOCIATION OF PETROLEUM LANDMEN, 4100 FOSSIL CREEK BLVD. FORT WORTH, TEXAS, 76137, APPROVED FORM. A.A.P.L. NO. 610 – 1989

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

i

A.A.P.I. FORM 610 - MODEL FORM OPERATING AREEMENT - 1989

	D. ASSIGNMENT; MAINTENANCE OF UNIFORM INTEREST:	15
	E. WAIVER OF RIGHTS TO PARTITION	15
	F. PREFERENTIAL RIGHT TO PURCHASE	15
IX.	INTERNAL REVENUE COEDE ELECTION	15
X.	CLAIMS AND LAWSUITS	15
XI.	FORCE MAJEURE	16
XII.	NOTICES	16
XIII.	TERM OF AGREEMENT	16
XIV.	COMPLIANCE WITH LAWS AND REGULATIONS	16
	A. LAWS, REGULATIONS AND ORDERS	16
	B. GOVERNING LAW	16
	C. REGULATORY AGENCIES:	16
XV.	MISCELLANEOUS	17
	A. EXECUTION	17
	B. SUCCESSORS AND ASSIGNS	17
	C. COUNTERPARTS	17
	D. SEVERABILITY	17
XVI.	OTHER PROVISIONS	17

ii

1	OPERATING AGREEMENT
2	THIS AGREEMENT, entered into by and between PetroShare Corp. ,
3	hereinafter designated and referred to as "Operator," and the signatory party or parties other than Operator, sometimes
4	hereinafter referred to individually as "Non-Operator," and collectively as "Non-Operators."
5	WITNESSETH:
6	WHEREAS, the parties to this agreement are owners of Oil and Gas Leases and/or Oil and Gas Interests in the land
7	identified in Exhibit "A," and the parties hereto have reached an agreement to explore and develop these Leases and/or Oil
8	and Gas Interests for the production of Oil and Gas to the extent and as hereinafter provided,
9	NOW, THEREFORE, it is agreed as follows:
10	ARTICLE I.
11	DEFINITIONS
12	As used in this agreement, the following words and terms shall have the meanings here ascribed to them:
13	A. The term "AFE" shall mean an Authority for Expenditure prepared by a party to this agreement for the purpose of
14	estimating the costs to be incurred in conducting an operation hereunder.
15	B. The term "Completion" or "Complete" shall mean a single operation intended to complete a well as a producer of Oil
16	and Gas in one or more Zones, including, but not limited to, the setting of production casing, perforating, well stimulation
17	and production testing conducted in such operation.
18	C. The term "Contract Area" shall mean all of the lands, Oil and Gas Leases and/or Oil and Gas Interests intended to be
19	developed and operated for Oil and Gas purposes under this agreement. Such lands, Oil and Gas Leases and Oil and Gas
20	Interests are described in Exhibit "A."
21	D. The term "Deepen" shall mean a single operation whereby a well is drilled to an objective Zone below the deepest
22	Zone in which the well was previously drilled, or below the Deepest Zone proposed in the associated AFE, whichever is the
23	lesser.
24	E. The terms "Drilling Party" and "Consenting Party" shall mean a party who agrees to join in and pay its share of the
25	cost of any operation conducted under the provisions of this agreement.
26	F. The term "Drilling Unit" shall mean the area fixed for the drilling of one well by order or rule of any state or federal
27	body having authority. If a Drilling Unit is not fixed by any such rule or order, a Drilling Unit shall be the drilling unit as
28	established by the pattern of drilling in the Contract Area unless fixed by express agreement of the Drilling Parties.
29	G. The term "Drillsite" shall mean the Oil and Gas Lease or Oil and Gas Interest on which a proposed well is to be
30	located.
31	H. The term "Initial Well" shall mean the well required to be drilled by the parties hereto as provided in Article VI.A.
32	I. The term "Non-Consent Well" shall mean a well in which less than all parties have conducted an operation as
33	provided in Article VI.B.2.
34	J. The terms "Non-Drilling Party" and "Non-Consenting Party" shall mean a party who elects not to participate in a
35	proposed operation.
36	K. The term "Oil and Gas" shall mean oil, gas, casinghead gas, gas condensate, and/or all other liquid or gaseous
37	hydrocarbons and other marketable substances produced therewith, unless an intent to limit the inclusiveness of this term is
38	specifically stated.
39	L. The term "Oil and Gas Interests" or "Interests" shall mean unleased fee and mineral interests in Oil and Gas in tracts
40	of land lying within the Contract Area which are owned by parties to this agreement.
41	M. The terms "Oil and Gas Lease," "Lease" and "Leasehold" shall mean the oil and gas leases or interests therein
42	covering tracts of land lying within the Contract Area which are owned by the parties to this agreement.
43	N. The term "Plug Back" shall mean a single operation whereby a deeper Zone is abandoned in order to attempt a
44	Completion in a shallower Zone.
45	O. The term "Recompletion" or "Recomplete" shall mean an operation whereby a Completion in one Zone is abandoned
46	in order to attempt a Completion in a different Zone within the existing wellbore.
47	P. The term "Rework" shall mean an operation conducted in the wellbore of a well after it is Completed to secure,
48	restore, or improve production in a Zone which is currently open to production in the wellbore. Such operations include, but
49	are not limited to, well stimulation operations but exclude any routine repair or maintenance work or drilling, Sidetracking,
50	Deepening, Completing, Recompleting, or Plugging Back of a well.
51	Q. The term "Sidetrack" shall mean the directional control and intentional deviation of a well from vertical so as to
52	change the bottom hole location unless done to straighten the hole or drill around junk in the hole to overcome other
53	mechanical difficulties.
54	R. The term "Zone" shall mean a stratum of earth containing or thought to contain a common accumulation of Oil and
55	Gas separately producible from any other common accumulation of Oil and Gas.
56	Unless the context otherwise clearly indicates, words used in the singular include the plural, the word "person" includes
57	natural and artificial persons, the plural includes the singular, and any gender includes the masculine, feminine, and neuter.
58	ARTICLE II.
59	EXHIBITS
60	The following exhibits, as indicated below and attached hereto, are incorporated in and made a part hereof:
61	X A. Exhibit "A," shall include the following information:
62	(1) Description of lands subject to this agreement,
63	(2) Restrictions, if any, as to depths, formations, or substances,
64	(3) Parties to agreement with addresses and telephone numbers for notice purposes,
65	(4) Percentages or fractional interests of parties to this agreement,
66	(5) Oil and Gas Leases and/or Oil and Gas Interests subject to this agreement,
67	(6) Burdens on production.
68	B. Exhibit "B," Form of Lease.
69	X C. Exhibit "C," Accounting Procedure.
70	X D. Exhibit "D," Insurance.
71	E. Exhibit "E," Gas Balancing Agreement.
72	F. Exhibit "F," Non-Discrimination and Certification of Non-Segregated Facilities.
73	G. Exhibit "G," Tax Partnership.
74	H. Other: Memorandum of Operating Agreement and Financing Statement

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	If any provision of any exhibit, except Exhibits "E," "F" and "G," is inconsistent with any provision contained in
2	the body of this agreement, the provisions in the body of this agreement shall prevail.
3	ARTICLE III.
4	INTERESTS OF PARTIES
5	A. Oil and Gas Interests:
6	If any party owns an Oil and Gas Interest in the Contract Area, that Interest shall be treated for all purposes of this
7	agreement and during the term hereof as if it were covered by the form of Oil and Gas Lease attached hereto as Exhibit "B,"
8	and the owner thereof shall be deemed to own both royalty interest in such lease and the interest of the lessee thereunder.
9	B. Interests of Parties in Costs and Production:
10	Unless changed by other provisions, all costs and liabilities incurred in operations under this agreement shall be borne
11	and paid, and all equipment and materials acquired in operations on the Contract Area shall be owned, by the parties as their
12	interests are set forth in Exhibit "A." In the same manner, the parties shall also own all production of Oil and Gas from the
13	Contract Area subject, however, to the payment of royalties and other burdens on production as described hereafter.
14	~~Regardless of which party has contributed any Oil and Gas Lease or Oil and Gas Interest on which royalty or other~~
15	~~burdens may be payable and except as otherwise expressly provided in this agreement, each party~~  Operator / shall pay or deliver, or
16	cause to be paid or delivered, all burdens on ~~its share of the~~ production from the Contract Area for the account of all parties. ~~/up to, but not in excess of,~~
17	______ ~~and shall indemnify, defend and hold the other parties free from any liability therefor~~.
18	~~Except as otherwise expressly provided in this agreement, if any party has contributed hereto any Lease or Interest which is~~
19	~~burdened with any royalty, overriding royalty, production payment or other burden on production in excess of the amounts~~
20	~~stipulated above, such party so burdened shall assume and alone bear all such excess obligations and shall indemnify, defend~~
21	~~and hold the other parties hereto harmless from any and all claims attributable to such excess burden. However, so long as~~
22	~~theDrilling Unit for the productive Zone(s) is identical with the Contract Area, each party shall pay or deliver, or cause to~~
23	~~be paid or delivered, all burdens on production from the Contract Area due under the terms of the Oil and Gas Lease(s)~~
24	~~which such party has contributed to this agreement, and shall indemnify, defend and hold the other parties free from any~~
25	~~liability therefor.~~Operator shall have no liability with respect to the payment of burdens except to the extent of its gross negligence.
26	~~No party shall ever be responsible, on a price basis higher than the price received by such party, to any other party's~~
27	~~lessor or royalty owner, and if such other party's lessor or royalty owner should demand and receive settlement on a higher~~
28	~~price basis, the party contributing the affected Lease shall bear the additional royalty burden attributable to such higher price~~.
29	Nothing contained in this Article III.B. shall be deemed an assignment or cross-assignment of interests covered hereby,
30	and in the event two or more parties contribute to this agreement jointly owned Leases, the parties' undivided interests in
31	said Leaseholds shall be deemed separate leasehold interests for the purposes of this agreement.
32	C. Subsequently Created Interests:
33	If any party has contributed hereto a Lease or Interest that is burdened with an assignment of production given as security
34	for the payment of money, or if, after the date of this agreement, any party creates an overriding royalty, production
35	payment, net profits interest, assignment of production or other burden payable out of production attributable to its working
36	interest hereunder, such burden shall be deemed a "Subsequently Created Interest."Further, if any party has contributed
37	hereto a Lease or Interest burdened with an overriding royalty, production payment, net profits interests, or other burden
38	payable out of production created prior to the date of this agreement, and such burden is not shown on Exhibit "A," such
39	burden also shall be deemed a Subsequently Created Interest to the extent such burden causes the burdens on such party's
40	Lease or Interest to exceed the amount stipulated in Article III.B. above.
41	The party whose interest is burdened with the Subsequently Created Interest (the "Burdened Party") shall assume and
42	alone bear, pay and discharge the Subsequently Created Interest and shall indemnify, defend and hold harmless the other
43	parties from and against any liability therefor. Further, if the Burdened Party fails to pay, when due, its share of expenses
44	chargeable hereunder, all provisions of Article VII.B. shall be enforceable against the Subsequently Created Interest in the
45	same manner as they are enforceable against the working interest of the Burdened Party. If the Burdened Party is required
46	under this agreement to assign or relinquish to any other party, or parties, all or a portion of its working interest and/or the
47	production attributable thereto, said other party, or parties, shall receive said assignment and/or production free and clear of
48	said Subsequently Created Interest, and the Burdened Party shall indemnify, defend and hold harmless said other party, or
49	parties, from any and all claims and demands for payment asserted by owners of the Subsequently Created Interest.
50	ARTICLE IV.
51	TITLES
52	A. Title Examination:
53	Title examination shall be made on the Drillsite of any proposed well prior to commencement of drilling operations and,
54	if a majority in interest of the Drilling Parties so request or Operator so elects, title examination shall be made on the entire
55	Drilling Unit, or maximum anticipated Drilling Unit, of the well. The opinion will include the ownership of the working
56	interest, minerals, royalty, overriding royalty and production payments under the applicable Leases.Each party contributing
57	Leases and/or Oil and Gas Interests to be included in the Drillsite or Drilling Unit, if appropriate, shall furnish to Operator
58	all abstracts (including federal lease status reports), title opinions, title papers and curative material in its possession free of
59	charge. All such information not in the possession of or made available to Operator by the parties, but necessary for the
60	examination of the title, shall be obtained by Operator. Operator shall cause title to be examined by attorneys on its staff or
61	by outside attorneys. Copies of all title opinions shall be furnished to each Drilling Party. Costs incurred by Operator in
62	procuring abstracts, fees paid outside attorneys or title examination (including preliminary, supplemental, shut-in royalty
63	opinions and division order title opinions), ( fees paid to outside landmen or brokers) / and other direct charges as provided in Exhibit "C" shall be borne by the Drilling
64	Parties in the proportion that the interest of each Drilling Party bears to the total interest of all Drilling Parties as such
65	interests appear in Exhibit "A." Operator shall make no charge for services rendered by its staff attorneys or other personnel
66	in the performance of the above functions.
67	~~Each party~~  Operator /shall be responsible for securing curative matter and pooling amendments or agreements required in
68	connection with any title opinion obtained as set forth above.~~/ Leases or Oil and Gas Interests contributed by such party~~. Operator shall be responsible for the preparation
69	and recording of pooling designations or declarations and communitization agreements as well as the conduct of hearings
70	before governmental agencies for the securing of spacing or pooling orders or any other orders necessary or appropriate to
71	the conduct of operations hereunder. This shall not prevent any party from appearing on its own behalf at such hearings.
72	Costs incurred by Operator, including fees paid to outside attorneys, which are associated with hearings before governmental
73	agencies, and which costs are necessary and proper for the activities contemplated under this agreement, shall be direct
74	charges to the joint account and shall not be covered by the administrative overhead charges as provided in Exhibit "C."

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	Operator shall make no charge for services rendered by its staff attorneys or other personnel in the performance of the above
2	functions.
3	No well shall be drilled on the Contract Area until after (1) the title to the Drillsite or Drilling Unit, if appropriate, has
4	been examined as above provided, and (2) the title has been approved by the examining attorney or title has been accepted by
5	Operator. ~~a/ ll of the Drilling Parties in such well~~.
6	B. Loss or Failure of Title:
7	~~1. Failure of Title: Should any Oil and Gas Interest or Oil and Gas Lease be lost through failure of title, which results in a~~
~~8~~	~~reduction of interest from that shown on Exhibit "A," the party credited with contributing the affected Lease or Interest~~
~~9~~	~~(including, if applicable, a successor in interest to such party) shall have ninety (90) days from final determination of title~~
~~10~~	~~failure to acquire a new lease or other instrument curing the entirety of the title failure, which acquisition will not be subject~~
~~11~~	~~to Article VIII.B., and failing to do so, this agreement, nevertheless, shall continue in force as to all remaining Oil and Gas~~
~~12~~	~~Leases and Interests; and~~,
~~13~~	~~(a) The party credited with contributing the Oil and Gas Lease or Interest affected by the title failure (including, if~~
~~14~~	~~applicable, a successor in interest to such party) shall bear alone the entire loss and it shall not be entitled to recover from~~
~~15~~	~~Operator or the other parties any development or operating costs which it may have previously paid or incurred, but there~~
~~16~~	~~shall be no additional liability on its part to the other parties hereto by reason of such title failure;~~
~~17~~	~~(b) There shall be no retroactive adjustment of expenses incurred or revenues received from the operation of the~~
~~18~~	~~Lease or Interest which has failed, but the interests of the parties contained on Exhibit "A" shall be revised on an acreage~~
~~19~~	~~basis, as of the time it is determined finally that title failure has occurred, so that the interest of the party whose Lease or~~
~~20~~	~~Interest is affected by the title failure will thereafter be reduced in the Contract Area by the amount of the Lease or Interest failed;~~
~~21~~	~~(c) If the proportionate interest of the other parties hereto in any producing well previously drilled on the Contract~~
~~22~~	~~Area is increased by reason of the title failure, the party who bore the costs incurred in connection with such well attributable~~
~~23~~	~~to the Lease or Interest which has failed shall receive the proceeds attributable to the increase in such interest (less costs and~~
~~24~~	~~burdens attributable thereto) until it has been reimbursed for unrecovered costs paid by it in connection with such well~~
~~25~~	~~attributable to such failed Lease or Interest;~~
~~26~~	~~(d) Should any person not a party to this agreement, who is determined to be the owner of any Lease or Interest~~
~~27~~	~~which has failed, pay in any manner any part of the cost of operation, development, or equipment, such amount shall be paid~~
~~28~~	~~to the party or parties who bore the costs which are so refunded;~~
~~29~~	~~(e) Any liability to account to a person not a party to this agreement for prior production of Oil and Gas which arises~~
~~30~~	~~by reason of title failure shall be borne severally by each party (including a predecessor to a current party) who received~~
~~31~~	~~production for which such accounting is required based on the amount of such production received, and each such party shall~~
~~32~~	~~severally indemnify, defend and hold harmless all other parties hereto for any such liability to account;~~
~~33~~	~~(f) No charge shall be made to the joint account for legal expenses, fees or salaries in connection with the defense of~~
~~34~~	~~the Lease or Interest claimed to have failed, but if the party contributing such Lease or Interest hereto elects to defend its title~~
~~35~~	~~it shall bear all expenses in connection therewith; and~~
~~36~~	~~(g) If any party is given credit on Exhibit "A" to a Lease or Interest which is limited solely to ownership of an~~
~~37~~	~~interest in the wellbore of any well or wells and the production therefrom, such party's absence of interest in the remainder~~
~~38~~	~~of the Contract Area shall be considered a Failure of Title as to such remaining Contract Area unless that absence of interest~~
~~39~~	~~is reflected on Exhibit "A."~~
~~40~~	~~2. Loss by Non-Payment or Erroneous Payment of Amount Due: If, through mistake or oversight, any rental, shut-in well~~
~~41~~	~~payment, minimum royalty or royalty payment, or other payment necessary to maintain all or a portion of an Oil and Gas~~
~~42~~	~~Lease or interest is not paid or is erroneously paid, and as a result a Lease or Interest terminates, there shall be no monetary~~
~~43~~	~~liability against the party who failed to make such payment. Unless the party who failed to make the required payment~~
~~44~~	~~secures a new Lease or Interest covering the same interest within ninety (90) days from the discovery of the failure to make~~
~~45~~	~~proper payment, which acquisition will not be subject to Article VIII.B., the interests of the parties reflected on Exhibit "A"~~
~~46~~	~~shall be revised on an acreage basis, effective as of the date of termination of the Lease or Interest involved, and the party~~
~~47~~	~~who failed to make proper payment will no longer be credited with an interest in the Contract Area on account of ownership~~
~~48~~	~~of the Lease or Interest which has terminated. If the party who failed to make the required payment shall not have been fully~~
49	~~reimbursed, at the time of the loss, from the proceeds of the sale of Oil and Gas attributable to the lost Lease or Interest,~~
~~50~~	~~calculated on an acreage basis, for the development and operating costs previously paid on account of such Lease or Interest,~~
~~51~~	~~it shall be reimbursed for unrecovered actual costs previously paid by it (but not for its share of the cost of any dry hole~~
~~52~~	~~previously drilled or wells previously abandoned) from so much of the following as is necessary to effect reimbursement:~~
~~53~~	~~(a) Proceeds of Oil and Gas produced prior to termination of the Lease or Interest, less operating expenses and lease~~
~~54~~	~~burdens chargeable hereunder to the person who failed to make payment, previously accrued to the credit of the lost Lease or~~
~~55~~	~~Interest, on an acreage basis, up to the amount of unrecovered costs;~~
~~56~~	~~(b) Proceeds of Oil and Gas, less operating expenses and lease burdens chargeable hereunder to the person who failed~~
~~57~~	~~to make payment, up to the amount of unrecovered costs attributable to that portion of Oil and Gas thereafter produced and~~
~~58~~	~~marketed (excluding production from any wells thereafter drilled) which, in the absence of such Lease or Interest termination~~,
~~59~~	~~would be attributable to the lost Lease or Interest on an acreage basis and which as a result of such Lease or Interest~~
~~60~~	~~termination is credited to other parties, the proceeds of said portion of the Oil and Gas to be contributed by the other parties~~
~~61~~	~~in proportion to their respective interests reflected on Exhibit "A"; and~~,
~~62~~	~~(c) Any monies, up to the amount of unrecovered costs, that may be paid by any party who is, or becomes, the owner~~
~~63~~	~~of the Lease or Interest lost, for the privilege of participating in the Contract Area or becoming a party to this agreement.~~
64	3. ~~Other~~ Losses: All losses of Leases or Interests committed to this agreement, ~~other than those set forth in Articles~~
~~65~~	~~IV.B.1. and IV.B.2. above,~~ shall be joint losses and shall be borne by all parties in proportion to their interests shown on
66	Exhibit "A." This shall include but not be limited to the loss of any Lease or Interest through failure to develop or because
67	express or implied covenants have not been performed (other than performance which requires only the payment of money),
68	and the loss of any Lease by expiration at the end of its primary term if it is not renewed or extended. There shall be no
69	readjustment of interests in the remaining portion of the Contract Area on account of any joint loss.
70	4. Curing Title: In the event of a Failure of Title / as set forth ~~under Article IV.B.1. or a loss of title under Article IV.B.2.~~ above, any
71	Lease or Interest acquired by any party hereto ~~(other than the party whose interest has failed or was lost)~~ during the ninety
72	(90) day period / following discovery of such failure ~~provided by Article IV.B.1. and Article IV.B.2. above~~ covering all or a portion of the interest that has failed
73	or was lost shall be offered at cost to the party whose interest has failed or was lost, and the provisions of Article VIII.B.
74	shall not apply to such acquisition.

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	ARTICLE V.
2	OPERATOR
3	A. Designation and Responsibilities of Operator:
4	PetroShare Corp. shall be the Operator of the Contract Area, and shall conduct
5	and direct and have full control of all operations on the Contract Area as permitted and required by, and within the limits of
6	this agreement. In its performance of services hereunder for the Non-Operators, Operator shall be an independent contractor
7	not subject to the control or direction of the Non-Operators except as to the type of operation to be undertaken in accordance
8	with the election procedures contained in this agreement. Operator shall not be deemed, or hold itself out as, the agent of the
9	Non-Operators with authority to bind them to any obligation or liability assumed or incurred by Operator as to any third
10	party. Operator shall conduct its activities under this agreement as a reasonable prudent operator, in a good and workmanlike
11	manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and
12	regulation, but in no event shall it have any liability as Operator to the other parties for losses sustained or liabilities incurred
13	except such as may result from gross negligence or willful misconduct.
14	B. Resignation or Removal of Operator and Selection of Successor:
15	1. Resignation or Removal of Operator: Operator may resign at any time by giving written notice thereof to Non-Operators.
16	If Operator terminates its legal existence, no longer owns an interest hereunder in the Contract Area, or is no longer capable of
17	serving as Operator, Operator shall be deemed to have resigned without any action by Non-Operators, except the selection of a
18	successor. Operator may be removed only for good cause by the affirmative vote of Non-Operators owning a majority interest
19	based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of Operator; such vote shall not be
20	deemed effective until a written notice has been delivered to the Operator by a Non-Operator detailing the alleged default and
21	Operator has failed to cure the default within thirty (30) days from its receipt of the notice or, if the default concerns an
22	operation then being conducted, within forty-eight (48) hours of its receipt of the notice. For purposes hereof, "good cause" shall
23	mean not only gross negligence or willful misconduct but also the material breach of or inability to meet the standards of
24	operation contained in Article V.A. or material failure or inability to perform its obligations under this agreement.
25	Subject to Article VII.D.1., such resignation or removal shall not become effective until 7:00 o'clock A.M. on the first
26	day of the calendar month following the expiration of ninety (90) days after the giving of notice of resignation by Operator
27	or action by the Non-Operators to remove Operator, unless a successor Operator has been selected and assumes the duties of
28	Operator at an earlier date. Operator, after effective date of resignation or removal, shall be bound by the terms hereof as a
29	Non-Operator. A change of a corporate name or structure of Operator or transfer of Operator's interest to any single
30	subsidiary, parent or successor corporation shall not be the basis for removal of Operator.
31	2. Selection of Successor Operator: Upon the resignation or removal of Operator under any provision of this agreement, a
32	successor Operator shall be selected by the parties. The successor Operator shall be selected from the parties owning an
33	interest in the Contract Area at the time such successor Operator is selected. The successor Operator shall be selected by the
34	affirmative vote of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A";
35	provided, however, if an Operator which has been removed or is deemed to have resigned fails to vote or votes only to
36	succeed itself, the successor Operator shall be selected by the affirmative vote of the party or parties owning a majority
37	interest based on ownership as shown on Exhibit "A" remaining after excluding the voting interest of the Operator that was
38	removed or resigned. The former Operator shall promptly deliver to the successor Operator all records and data relating to
39	the operations conducted by the former Operator to the extent such records and data are not already in the possession of the
40	successor operator. Any cost of obtaining or copying the former Operator's records and data shall be charged to the joint
41	account.
42	3. Effect of Bankruptcy: If Operator becomes insolvent, bankrupt or is placed in receivership, it shall be deemed to have
43	resigned without any action by Non-Operators, except the selection of a successor. If a petition for relief under the federal
44	bankruptcy laws is filed by or against Operator, and the removal of Operator is prevented by the federal bankruptcy court, all
45	Non-Operators and Operator shall comprise an interim operating committee to serve until Operator has elected to reject or
46	assume this agreement pursuant to the Bankruptcy Code, and an election to reject this agreement by Operator as a debtor in
47	possession, or by a trustee in bankruptcy, shall be deemed a resignation as Operator without any action by Non-Operators,
48	except the selection of a successor. During the period of time the operating committee controls operations, all actions shall
49	require the approval of two (2) or more parties owning a majority interest based on ownership as shown on Exhibit "A." In
50	the event there are only two (2) parties to this agreement, during the period of time the operating committee controls
51	operations, a third party acceptable to Operator, Non-Operator and the federal bankruptcy court shall be selected as a
52	member of the operating committee, and all actions shall require the approval of two (2) members of the operating
53	committee without regard for their interest in the Contract Area based on Exhibit "A."
54	C. Employees and Contractors:
55	The number of employees or contractors used by Operator in conducting operations hereunder, their selection, and the
56	hours of labor and the compensation for services performed shall be determined by Operator, and all such employees or
57	contractors shall be the employees or contractors of Operator.
58	D. Rights and Duties of Operator:
59	1. Competitive Rates and Use of Affiliates: All wells drilled on the Contract Area shall be drilled on a competitive
60	contract basis at the usual rates prevailing in the area. If it so desires, Operator may employ its own tools and equipment in
61	the drilling of wells, but its charges therefor shall not exceed the prevailing rates in the area and the rate of such charges
62	shall be agreed upon by the parties in writing before drilling operations are commenced, and such work shall be performed by
63	Operator under the same terms and conditions as are customary and usual in the area in contracts of independent contractors
64	who are doing work of a similar nature. All work performed or materials supplied by affiliates or related parties of Operator
65	shall be performed or supplied at competitive rates, pursuant to written agreement, and in accordance with customs and
66	standards prevailing in the industry.
67	2. Discharge of Joint Account Obligations: Except as herein otherwise specifically provided, Operator shall promptly pay
68	and discharge expenses incurred in the development and operation of the Contract Area pursuant to this agreement and shall
69	charge each of the parties hereto with their respective proportionate shares upon the expense basis provided in Exhibit "C."
70	Operator shall keep an accurate record of the joint account hereunder, showing expenses incurred and charges and credits
71	made and received.
72	3. Protection from Liens: Operator shall pay, or cause to be paid, as and when they become due and payable, all accounts
73	of contractors and suppliers and wages and salaries for services rendered or performed, and for materials supplied on, to or in
74	respect of the Contract Area or any operations for the joint account thereof, and shall keep the Contract Area free from

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	liens and encumbrances resulting therefrom except for those resulting from a bona fide dispute as to services rendered or
2	materials supplied.
3	4. Custody of Funds: Operator shall hold for the account of the Non-Operators any funds of the Non-Operators advanced
4	or paid to the Operator, either for the conduct of operations hereunder or as a result of the sale of production from the
5	Contract Area, and such funds shall remain the funds of the Non-Operators on whose account they are advanced or paid until
6	used for their intended purpose or otherwise delivered to the Non-Operators or applied toward the payment of debts as
7	provided in Article VII.B. Nothing in this paragraph shall be construed to establish a fiduciary relationship between Operator
8	and Non-Operators for any purpose other than to account for Non-Operator funds as herein specifically provided. Nothing in
9	this paragraph shall require the maintenance by Operator of separate accounts for the funds of Non-Operators unless the
10	parties otherwise specifically agree.
11	5. Access to Contract Area and Records: Operator shall, except as otherwise provided herein, permit each Non-Operator
12	or its duly authorized representative, at the Non-Operator's sole risk and cost, full and free access at all reasonable times to
13	all operations of every kind and character being conducted for the joint account on the Contract Area and to the records of
14	operations conducted thereon or production therefrom, including Operator's books and records relating thereto. Such access
15	rights shall not be exercised in a manner interfering with Operator's conduct of an operation hereunder and shall not obligate
16	Operator to furnish any geologic or geophysical data of an interpretive nature unless the cost of preparation of such
17	interpretive data was charged to the joint account. Operator will furnish to each Non-Operator upon request copies of any
18	and all reports and information obtained by Operator in connection with production and related items, including, without
19	limitation, meter and chart reports, production purchaser statements, run tickets and monthly gauge reports, but excluding
20	purchase contracts and pricing information to the extent not applicable to the production of the Non-Operator seeking the
21	information.Any audit of Operator's records relating to amounts expended and the appropriateness of such expenditures
22	shall be conducted in accordance with the audit protocol specified in Exhibit "C."
23	6. Filing and Furnishing Governmental Reports: Operator will file, and upon written request promptly furnish copies to
24	each requesting Non-Operator not in default of its payment obligations, all operational notices, reports or applications
25	required to be filed by local, State, Federal or Indian agencies or authorities having jurisdiction over operations hereunder.
26	Each Non-Operator shall provide to Operator on a timely basis all information necessary to Operator to make such filings.
27	7. Drilling and Testing Operations: The following provisions shall apply to each well drilled hereunder, including but not
28	limited to the Initial Well:
29	(a) Operator will promptly advise Non-Operators of the date on which the well is spudded, or the date on which
30	drilling operations are commenced.
31	(b) Operator will send to Non-Operators such reports, test results and notices regarding the progress of operations on the well
32	as the Non-Operators shall reasonably request, including, but not limited to, daily drilling reports, completion reports, and well logs.
33	(c) Operator shall adequately test all Zones encountered which may reasonably be expected to be capable of producing
34	Oil and Gas in paying quantities as a result of examination of the electric log or any other logs or cores or tests conducted
35	hereunder.
36	8. Cost Estimates: Upon request of any Consenting Party, Operator shall furnish estimates of current and cumulative costs
37	incurred for the joint account at reasonable intervals during the conduct of any operation pursuant to this agreement.
38	Operator shall not be held liable for errors in such estimates so long as the estimates are made in good faith.
39	9. Insurance: At all times while operations are conducted hereunder, Operator shall comply with the workers
40	compensation law of the state where the operations are being conducted; provided, however, that Operator may be a self-
41	insurer for liability under said compensation laws in which event the only charge that shall be made to the joint account shall
42	be as provided in Exhibit "C." Operator shall also carry or provide insurance for the benefit of the joint account of the parties
43	as outlined in Exhibit "D" attached hereto and made a part hereof. Operator shall require all contractors engaged in work on
44	or for the Contract Area to comply with the workers compensation law of the state where the operations are being conducted
45	and to maintain such other insurance as Operator may require.
46	In the event automobile liability insurance is specified in said Exhibit "D," or subsequently receives the approval of the
47	parties, no direct charge shall be made by Operator for premiums paid for such insurance for Operator's automotive
48	equipment.
49	ARTICLE VI.
50	DRILLING AND DEVELOPMENT
51	A. Initial Well:
52	~~On or before the______ day of ______________ , ____ , Operator shall commence the drilling of the Initial~~
53	~~Well at the following location~~: There is no Initial Well. All wells hereunder will be proposed in Article VI.B.
54
55
56
57
58
59
60	~~and shall thereafter continue the drilling of the well with due diligence to~~
61
62
63
64
65
66
67	~~The drilling of the Initial Well and the participation therein by all parties is obligatory, subject to Article VI.C.1. as to participation~~
68	~~in Completion operations and Article VI.F. as to termination of operations and Article XI as to occurrence of force majeure.~~
69	B.Subsequent Operations:
70	1. Proposed Operations: If any party hereto should desire to drill any well on the Contract Area ~~other than the Initial Well~~, or
71	if any party should desire to / Rework, Sidetrack, Deepen, Recomplete or Plug Back a dry hole or a well no longer capable of
72	producing in paying quantities in which such party has not otherwise relinquished its interest in the proposed objective Zone under
73	this agreement, the party desiring to drill, Rework, Sidetrack, Deepen, Recomplete or Plug Back such a well shall give written
74	notice of the proposed operation to the parties who have not otherwise relinquished their interest in such objective Zone

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	under this agreement and to all other parties in the case of a proposal for Sidetracking or Deepening, specifying the work to be
2	performed, the location, proposed depth, objective Zone and the estimated cost of the operation. The parties to whom such a
3	notice is delivered shall have thirty (30) days after receipt of the notice within which to notify the party proposing to do the work
4	whether they elect to participate in the cost of the proposed operation. If a drilling rig is on location, notice of a proposal to
5	Rework, Sidetrack, Recomplete, Plug Back or Deepen may be given by telephone and the response period shall be limited to forty-
6	eight (48) hours, exclusive of Saturday, Sunday and legal holidays. Failure of a party to whom such notice is delivered to reply
7	within the period above fixed shall constitute an election by that party not to participate in the cost of the proposed operation.
8	Any proposal by a party to conduct an operation conflicting with the operation initially proposed shall be delivered to all parties
9	within the time and in the manner provided in Article VI.B.6.
10	If all parties to whom such notice is delivered elect to participate in such a proposed operation, the parties shall be
11	contractually committed to participate therein provided such operations are commenced within the time period hereafter set
12	forth, and Operator shall, no later than ninety (90) days after expiration of the notice period of thirty (30) days (or as
13	promptly as practicable after the expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case
14	may be), actually commence the proposed operation and thereafter complete it with due diligence at the risk and expense of
15	the parties participating therein; provided, however, said commencement date may be extended upon written notice of same
16	by Operator to the other parties, for a period of up to thirty (30) additional days if, in the sole opinion of Operator, such
17	additional time is reasonably necessary to obtain permits from governmental authorities, surface rights (including rights-of-
18	way) or appropriate drilling equipment, or to complete title examination or curative matter required for title approval or
19	acceptance. If the actual operation has not been commenced within the time provided (including any extension thereof as
20	specifically permitted herein or in the force majeure provisions of Article XI) and if any party hereto still desires to conduct
21	said operation, written notice proposing same must be resubmitted to the other parties in accordance herewith as if no prior
22	proposal had been made. Those parties that did not participate in the drilling of a well for which a proposal to Deepen or
23	Sidetrack is made hereunder shall, if such parties desire to participate in the proposed Deepening or Sidetracking operation,
24	reimburse the Drilling Parties in accordance with Article VI.B.4. in the event of a Deepening operation and in accordance
25	with Article VI.B.5. in the event of a Sidetracking operation.
26	2. Operations by Less Than All Parties:
27	(a) Determination of Participation. If any party to whom such notice is delivered as provided in Article VI.B.1. or
28	VI.C.1. (Option No. 2) elects not to participate in the proposed operation, then, in order to be entitled to the benefits of this
29	Article, the party or parties giving the notice and such other parties as shall elect to participate in the operation shall, no
30	later than ninety (90) days after the expiration of the notice period of thirty (30) days (or as promptly as practicable after the
31	expiration of the forty-eight (48) hour period when a drilling rig is on location, as the case may be) actually commence the
32	proposed operation and complete it with due diligence. Operator shall perform all work for the account of the Consenting
33	Parties; provided, however, if no drilling rig or other equipment is on location, and if Operator is a Non-Consenting Party,
34	the Consenting Parties shall either: (i) request Operator to perform the work required by such proposed operation for the
35	account of the Consenting Parties, or (ii) designate one of the Consenting Parties as Operator to perform such work. The
36	rights and duties granted to and imposed upon the Operator under this agreement are granted to and imposed upon the party
37	designated as Operator for an operation in which the original Operator is a Non-Consenting Party. Consenting Parties, when
38	conducting operations on the Contract Area pursuant to this Article VI.B.2., shall comply with all terms and conditions of this
39	agreement.
40	If less than all parties approve any proposed operation, the proposing party, immediately after the expiration of the
41	applicable notice period, shall advise all Parties of the total interest of the parties approving such operation and its
42	recommendation as to whether the Consenting Parties should proceed with the operation as proposed. Each Consenting Party,
43	within forty-eight (48) hours (exclusive of Saturday, Sunday, and legal holidays) after delivery of such notice, shall advise the
44	proposing party of its desire to (i) limit participation to such party's interest as shown on Exhibit "A" or (ii) carry only its
45	proportionate part (determined by dividing such party's interest in the Contract Area by the interests of all Consenting Parties in
46	the Contract Area) of Non-Consenting Parties' interests, or (iii) carry its proportionate part (determined as provided in (ii)) of
47	Non-Consenting Parties' interests together with all or a portion of its proportionate part of any Non-Consenting Parties'
48	interests that any Consenting Party did not elect to take. Any interest of Non-Consenting Parties that is not carried by a
49	Consenting Party shall be deemed to be carried by the party proposing the operation if such party does not withdraw its
50	proposal. Failure to advise the proposing party within the time required shall be deemed an election under (i). In the event a
51	drilling rig is on location, notice may be given by telephone, and the time permitted for such a response shall not exceed a
52	total of forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays). The proposing party, at its election, may
53	withdraw such proposal if there is less than 100% participation and shall notify all parties of such decision within ten (10)
54	days, or within twenty-four (24) hours if a drilling rig is on location, following expiration of the applicable response period.
55	If 100% subscription to the proposed operation is obtained, the proposing party shall promptly notify the Consenting Parties
56	of their proportionate interests in the operation and the party serving as Operator shall commence such operation within the
57	period provided in Article VI.B.1., subject to the same extension right as provided therein.
58	(b) Relinquishment of Interest for Non-Participation. The entire cost and risk of conducting such operations shall be
59	borne by the Consenting Parties in the proportions they have elected to bear same under the terms of the preceding
60	paragraph. Consenting Parties shall keep the leasehold estates involved in such operations free and clear of all liens and
61	encumbrances of every kind created by or arising from the operations of the Consenting Parties. If such an operation results
62	in a dry hole, then subject to Articles VI.B.6. and VI.E.3., the Consenting Parties shall plug and abandon the well and restore
63	the surface location at their sole cost, risk and expense; provided, however, that those Non-Consenting Parties that
64	participated in the drilling, Deepening or Sidetracking of the well shall remain liable for, and shall pay, their proportionate
65	shares of the cost of plugging and abandoning the well and restoring the surface location insofar only as those costs were not
66	increased by the subsequent operations of the Consenting Parties. If any well drilled, Reworked, Sidetracked, Deepened,
67	Recompleted or Plugged Back under the provisions of this Article results in a well capable of producing Oil and/or Gas in
68	paying quantities, the Consenting Parties shall Complete and equip the well to produce at their sole cost and risk, and the
69	well shall then be turned over to Operator (if the Operator did not conduct the operation) and shall be operated by it at the
70	expense and for the account of the Consenting Parties. Upon commencement of operations for the drilling, Reworking,
71	Sidetracking, Recompleting, Deepening or Plugging Back of any such well by Consenting Parties in accordance with the
72	provisions of this Article, each Non-Consenting Party shall be deemed to have relinquished to Consenting Parties, and the
73	Consenting Parties shall own and be entitled to receive, in proportion to their respective interests, all of such Non-
74	Consenting Party's interest in the well and share of production therefrom or, in the case of a Reworking, Sidetracking,

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	Deepening, Recompleting or Plugging Back, or a Completion pursuant to Article VI.C.1. Option No. 2, all of such Non-
2	Consenting Party's interest in the production obtained from the operation in which the Non-Consenting Party did not elect
3	to participate. Such relinquishment shall be effective until the proceeds of the sale of such share, calculated at the well, or
4	market value thereof if such share is not sold (after deducting applicable ad valorem, production, severance, and excise taxes,
5	royalty, overriding royalty and other interests not excepted by Article III.C. payable out of or measured by the production
6	from such well accruing with respect to such interest until it reverts), shall equal the total of the following:
7	(i) 100% of each such Non-Consenting Party's share of the cost of any newly acquired surface equipment
8	beyond the wellhead connections (including but not limited to stock tanks, separators, treaters, pumping equipment and
9	piping), plus 100% of each such Non-Consenting Party's share of the cost of operation of the well commencing with first
10	production and continuing until each such Non-Consenting Party's relinquished interest shall revert to it under other
11	provisions of this Article, it being agreed that each Non-Consenting Party's share of such costs and equipment will be that
12	interest which would have been chargeable to such Non-Consenting Party had it participated in the well from the beginning
13	of the operations; and
14	(ii) 400% of (a) that portion of the costs and expenses of drilling, Reworking, Sidetracking, Deepening,
15	Plugging Back, testing, Completing, and Recompleting, after deducting any cash contributions received under Article VIII.C.,
16	and of (b) that portion of the cost of newly acquired equipment in the well (to and including the wellhead connections),
17	which would have been chargeable to such Non-Consenting Party if it had participated therein.
18	Notwithstanding anything to the contrary in this Article VI.B., if the well does not reach the deepest objective Zone
19	described in the notice proposing the well for reasons other than the encountering of granite or practically impenetrable
20	substance or other condition in the hole rendering further operations impracticable, Operator shall give notice thereof to each
21	Non-Consenting Party who submitted or voted for an alternative proposal under Article VI.B.6. to drill the well to a
22	shallower Zone than the deepest objective Zone proposed in the notice under which the well was drilled, and each such Non-
23	Consenting Party shall have the option to participate in the initial proposed Completion of the well by paying its share of the
24	cost of drilling the well to its actual depth, calculated in the manner provided in Article VI.B.4. (a). If any such Non-
25	Consenting Party does not elect to participate in the first Completion proposed for such well, the relinquishment provisions
26	of this Article VI.B.2. (b) shall apply to such party's interest.
27	(c) Reworking, Recompleting or Plugging Back. An election not to participate in the drilling, Sidetracking or
28	Deepening of a well shall be deemed an election not to participate in any Reworking or Plugging Back operation proposed in
29	such a well, or portion thereof, to which the initial non-consent election applied that is conducted at any time prior to full
30	recovery by the Consenting Parties of the Non-Consenting Party's recoupment amount. Similarly, an election not to
31	participate in the Completing or Recompleting of a well shall be deemed an election not to participate in any Reworking
32	operation proposed in such a well, or portion thereof, to which the initial non-consent election applied that is conducted at
33	any time prior to full recovery by the Consenting Parties of the Non-Consenting Party's recoupment amount. Any such
34	Reworking, Recompleting or Plugging Back operation conducted during the recoupment period shall be deemed part of the
35	cost of operation of said well and there shall be added to the sums to be recouped by the Consenting Parties 400% of
36	that portion of the costs of the Reworking, Recompleting or Plugging Back operation which would have been chargeable to
37	such Non-Consenting Party had it participated therein. If such a Reworking, Recompleting or Plugging Back operation is
38	proposed during such recoupment period, the provisions of this Article VI.B. shall be applicable as between said Consenting
39	Parties in said well.
40	(d) Recoupment Matters. During the period of time Consenting Parties are entitled to receive Non-Consenting Party's
41	share of production, or the proceeds therefrom, Consenting Parties shall be responsible for the payment of all ad valorem,
42	production, severance, excise, gathering and other taxes, and all royalty, overriding royalty and other burdens applicable to
43	Non-Consenting Party's share of production not excepted by Article III.C.
44	In the case of any Reworking, Sidetracking, Plugging Back, Recompleting or Deepening operation, the Consenting
45	Parties shall be permitted to use, free of cost, all casing, tubing and other equipment in the well, but the ownership of all
46	such equipment shall remain unchanged; and upon abandonment of a well after such Reworking, Sidetracking, Plugging Back,
46	Recompleting or Deepening, the Consenting Parties shall account for all such equipment to the owners thereof, with each
48	party receiving its proportionate part in kind or in value, less cost of salvage.
49	Within ninety (90) days after the completion of any operation under this Article, the party conducting the operations
50	for the Consenting Parties shall furnish each Non-Consenting Party with an inventory of the equipment in and connected to
51	the well, and an itemized statement of the cost of drilling, Sidetracking, Deepening, Plugging Back, testing, Completing,
52	Recompleting, and equipping the well for production; or, at its option, the operating party, in lieu of an itemized statement
53	of such costs of operation, may submit a detailed statement of monthly billings. Each month thereafter, during the time the
54	Consenting Parties are being reimbursed as provided above, the party conducting the operations for the Consenting Parties
55	shall furnish the Non-Consenting Parties with an itemized statement of all costs and liabilities incurred in the operation of
56	the well, together with a statement of the quantity of Oil and Gas produced from it and the amount of proceeds realized from
57	the sale of the well's working interest production during the preceding month. In determining the quantity of Oil and Gas
58	produced during any month, Consenting Parties shall use industry accepted methods such as but not limited to metering or
59	periodic well tests. Any amount realized from the sale or other disposition of equipment newly acquired in connection with
60	any such operation which would have been owned by a Non-Consenting Party had it participated therein shall be credited
61	against the total unreturned costs of the work done and of the equipment purchased in determining when the interest of such
62	Non-Consenting Party shall revert to it as above provided; and if there is a credit balance, it shall be paid to such Non-
63	Consenting Party.
64	If and when the Consenting Parties recover from a Non-Consenting Party's relinquished interest the amounts provided
65	for above, the relinquished interests of such Non-Consenting Party shall automatically revert to it as of 7:00 a.m. on the day
66	following the day on which such recoupment occurs, and, from and after such reversion, such Non-Consenting Party shall
67	own the same interest in such well, the material and equipment in or pertaining thereto, and the production therefrom as
68	such Non-Consenting Party would have been entitled to had it participated in the drilling, Sidetracking, Reworking,
69	Deepening, Recompleting or Plugging Back of said well. Thereafter, such Non-Consenting Party shall be charged with and
70	shall pay its proportionate part of the further costs of the operation of said well in accordance with the terms of this
71	agreement and Exhibit "C" attached hereto.
72	3. Stand-By Costs: When a well which has been drilled or Deepened has reached its authorized depth and all tests have
73	been completed and the results thereof furnished to the parties, or when operations on the well have been otherwise
74	terminated pursuant to Article VI.F., stand-by costs incurred pending response to a party's notice proposing a Reworking,

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	Sidetracking, Deepening, Recompleting, Plugging Back or Completing operation in such a well (including the period required
2	under Article VI.B.6. to resolve competing proposals) shall be charged and borne as part of the drilling or Deepening
3	operation just completed. Stand-by costs subsequent to all parties responding, or expiration of the response time permitted,
4	whichever first occurs, and prior to agreement as to the participating interests of all Consenting Parties pursuant to the terms
5	of the second grammatical paragraph of Article VI.B.2. (a), shall be charged to and borne as part of the proposed operation,
6	but if the proposal is subsequently withdrawn because of insufficient participation, such stand-by costs shall be allocated
7	between the Consenting Parties in the proportion each Consenting Party's interest as shown on Exhibit "A" bears to the total
8	interest as shown on Exhibit "A" of all Consenting Parties.
9	In the event that notice for a Sidetracking operation is given while the drilling rig to be utilized is on location, any party
10	may request and receive up to five (5) additional days after expiration of the forty-eight hour response period specified in
11	Article VI.B.1. within which to respond by paying for all stand-by costs and other costs incurred during such extended
12	response period; Operator may require such party to pay the estimated stand-by time in advance as a condition to extending
13	the response period. If more than one party elects to take such additional time to respond to the notice, standby costs shall be
14	allocated between the parties taking additional time to respond on a day-to-day basis in the proportion each electing party's
15	interest as shown on Exhibit "A" bears to the total interest as shown on Exhibit "A" of all the electing parties.
16	4. Deepening: If less than all parties elect to participate in a drilling, Sidetracking, or Deepening operation proposed
17	pursuant to Article VI.B.1., the interest relinquished by the Non-Consenting Parties to the Consenting Parties under Article
18	VI.B.2. shall relate only and be limited to the lesser of (i) the total depth actually drilled or (ii) the objective depth or Zone
19	of which the parties were given notice under Article VI.B.1. ("Initial Objective"). Such well shall not be Deepened beyond the
20	Initial Objective without first complying with this Article to afford the Non-Consenting Parties the opportunity to participate
21	in the Deepening operation.
22	In the event any Consenting Party desires to drill or Deepen a Non-Consent Well to a depth below the Initial Objective,
23	such party shall give notice thereof, complying with the requirements of Article VI.B.1., to all parties (including Non-
24	Consenting Parties). Thereupon, Articles VI.B.1. and 2. shall apply and all parties receiving such notice shall have the right to
25	participate or not participate in the Deepening of such well pursuant to said Articles VI.B.1. and 2. If a Deepening operation
26	is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the Deepening operation,
27	such Non-Consenting party shall pay or make reimbursement (as the case may be) of the following costs and expenses.
28	(a) If the proposal to Deepen is made prior to the Completion of such well as a well capable of producing in paying
29	quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs
30	and expenses incurred in connection with the drilling of said well from the surface to the Initial Objective which Non-
31	Consenting Party would have paid had such Non-Consenting Party agreed to participate therein, plus the Non-Consenting
32	Party's share of the cost of Deepening and of participating in any further operations on the well in accordance with the other
33	provisions of this Agreement; provided, however, all costs for testing and Completion or attempted Completion of the well
34	incurred by Consenting Parties prior to the point of actual operations to Deepen beyond the Initial Objective shall be for the
35	sole account of Consenting Parties.
36	(b) If the proposal is made for a Non-Consent Well that has been previously Completed as a well capable of producing
37	in paying quantities, but is no longer capable of producing in paying quantities, such Non-Consenting Party shall pay (or
38	reimburse Consenting Parties for, as the case may be) its proportionate share of all costs of drilling, Completing, and
39	equipping said well from the surface to the Initial Objective, calculated in the manner provided in paragraph (a) above, less
40	those costs recouped by the Consenting Parties from the sale of production from the well. The Non-Consenting Party shall
41	also pay its proportionate share of all costs of re-entering said well. The Non-Consenting Parties' proportionate part (based
42	on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent
43	Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in
44	connection with such well shall be determined in accordance with Exhibit "C." If the Consenting Parties have recouped the
45	cost of drilling, Completing, and equipping the well at the time such Deepening operation is conducted, then a Non-
46	Consenting Party may participate in the Deepening of the well with no payment for costs incurred prior to re-entering the
47	well for Deepening
48	The foregoing shall not imply a right of any Consenting Party to propose any Deepening for a Non-Consent Well prior
49	to the drilling of such well to its Initial Objective without the consent of the other Consenting Parties as provided in Article
50	VI.F.
51	5. Sidetracking: Any party having the right to participate in a proposed Sidetracking operation that does not own an
52	interest in the affected wellbore at the time of the notice shall, upon electing to participate, tender to the wellbore owners its
53	proportionate share (equal to its interest in the Sidetracking operation) of the value of that portion of the existing wellbore
54	to be utilized as follows:
55	(a) If the proposal is for Sidetracking an existing dry hole, reimbursement shall be on the basis of the actual costs
56	incurred in the initial drilling of the well down to the depth at which the Sidetracking operation is initiated.
57	(b) If the proposal is for Sidetracking a well which has previously produced, reimbursement shall be on the basis of
58	such party's proportionate share of drilling and equipping costs incurred in the initial drilling of the well down to the depth
59	at which the Sidetracking operation is conducted, calculated in the manner described in Article VI.B.4(b) above. Such party's
60	proportionate share of the cost of the well's salvable materials and equipment down to the depth at which the Sidetracking
61	operation is initiated shall be determined in accordance with the provisions of Exhibit "C."
62	6. Order of Preference of Operations. Except as otherwise specifically provided in this agreement, if any party desires to
63	propose the conduct of an operation that conflicts with a proposal that has been made by a party under this Article VI, such
64	party shall have fifteen (15) days from delivery of the initial proposal, in the case of a proposal to drill a well or to perform
65	an operation on a well where no drilling rig is on location, or twenty-four (24) hours, exclusive of Saturday, Sunday and legal
66	holidays, from delivery of the initial proposal, if a drilling rig is on location for the well on which such operation is to be
67	conducted, to deliver to all parties entitled to participate in the proposed operation such party's alternative proposal, such
68	alternate proposal to contain the same information required to be included in the initial proposal. Each party receiving such
69	proposals shall elect by delivery of notice to Operator within five (5) days after expiration of the proposal period, or within
70	twenty-four (24) hours (exclusive of Saturday, Sunday and legal holidays) if a drilling rig is on location for the well that is the
71	subject of the proposals, to participate in one of the competing proposals. Any party not electing within the time required
72	shall be deemed not to have voted. The proposal receiving the vote of parties owning the largest aggregate percentage
73	interest of the parties voting shall have priority over all other competing proposals; in the case of a tie vote, the
74

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	initial proposal shall prevail. Operator shall deliver notice of such result to all parties entitled to participate in the operation
2	within five (5) days after expiration of the election period (or within twenty-four (24) hours, exclusive of Saturday, Sunday
3	and legal holidays, if a drilling rig is on location). Each party shall then have two (2) days (or twenty-four (24) hours if a rig
4	is on location) from receipt of such notice to elect by delivery of notice to Operator to participate in such operation or to
5	relinquish interest in the affected well pursuant to the provisions of Article VI.B.2.; failure by a party to deliver notice within
6	such period shall be deemed an election not to participate in the prevailing proposal.
7	7. Conformity to Spacing Pattern. Notwithstanding the provisions of this Article VI.B.2., it is agreed that no wells shall be
8	proposed to be drilled to or Completed in or produced from a Zone from which a well located elsewhere on the Contract
9	Area is producing, unless such well conforms to the then-existing well spacing pattern for such Zone.
10	8. Paying Wells. No party shall conduct any Reworking, Deepening, Plugging Back, Completion, Recompletion, or
11	Sidetracking operation under this agreement with respect to any well then capable of producing in paying quantities except
12	with the consent of all parties that have not relinquished interests in the well at the time of such operation.
13	C. Completion of Wells; Reworking and Plugging Back:
14	1. Completion: Without the consent of all parties, no well shall be drilled, Deepened or Sidetracked, except any well
15	drilled, Deepened or Sidetracked pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the drilling,
16	Deepening or Sidetracking shall include:
17	☐ Option No. 1: All necessary expenditures for the drilling, Deepening or Sidetracking, testing, Completing and
18	equipping of the well, including necessary tankage and/or surface facilities.
19	☑ Option No. 2: All necessary expenditures for the drilling, Deepening or Sidetracking and testing of the well. When
20	such well has reached its authorized depth, and all logs, cores and other tests have been completed, and the results
21	thereof furnished to the parties, Operator shall give immediate notice to the Non-Operators having the right to
22	participate in a Completion attempt whether or not Operator recommends attempting to Complete the well,
23	together with Operator's AFE for Completion costs if not previously provided. The parties receiving such notice
24	shall have forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) in which to elect by delivery of
25	notice to Operator to participate in a recommended Completion attempt or to make a Completion proposal with an
26	accompanying AFE. Operator shall deliver any such Completion proposal, or any Completion proposal conflicting
27	with Operator's proposal, to the other parties entitled to participate in such Completion in accordance with the
28	procedures specified in Article VI.B.6. Election to participate in a Completion attempt shall include consent to all
29	necessary expenditures for the Completing and equipping of such well, including necessary tankage and/or surface
30	facilities but excluding any stimulation operation not contained on the Completion AFE. Failure of any party
31	receiving such notice to reply within the period above fixed shall constitute an election by that party not to
32	participate in the cost of the Completion attempt; provided, that Article VI.B.6. shall control in the case of
33	conflicting Completion proposals. If one or more, but less than all of the parties, elect to attempt a Completion, the
34	provision of Article VI.B.2. hereof (the phrase "Reworking, Sidetracking, Deepening, Recompleting or Plugging
35	Back" as contained in Article VI.B.2. shall be deemed to include "Completing") shall apply to the operations
36	thereafter conducted by less than all parties; provided, however, that Article VI.B.2. shall apply separately to each
37	separate Completion or Recompletion attempt undertaken hereunder, and an election to become a Non-Consenting
38	Party as to one Completion or Recompletion attempt shall not prevent a party from becoming a Consenting Party
39	in subsequent Completion or Recompletion attempts regardless whether the Consenting Parties as to earlier
40	Completions or Recompletion have recouped their costs pursuant to Article VI.B.2.; provided further, that any
41	recoupment of costs by a Consenting Party shall be made solely from the production attributable to the Zone in
42	which the Completion attempt is made. Election by a previous Non-Consenting party to participate in a subsequent
43	Completion or Recompletion attempt shall require such party to pay its proportionate share of the cost of salvable
44	materials and equipment installed in the well pursuant to the previous Completion or Recompletion attempt,
45	insofar and only insofar as such materials and equipment benefit the Zone in which such party participates in a
46	Completion attempt.
47	2. Rework, Recomplete or Plug Back: No well shall be Reworked, Recompleted or Plugged Back except a well Reworked,
48	Recompleted, or Plugged Back pursuant to the provisions of Article VI.B.2. of this agreement. Consent to the Reworking,
49	Recompleting or Plugging Back of a well shall include all necessary expenditures in conducting such operations and
50	Completing and equipping of said well, including necessary tankage and/or surface facilities.
51	D. Other Operations:
52	Operator shall not undertake any single project reasonably estimated to require an expenditure in excess of ______________
53	Fifty thousand Dollars ($ 50,000.00) except in connection with the
54	drilling, Sidetracking, Reworking, Deepening, Completing, Recompleting or Plugging Back of a well that has been previously
55	authorized by or pursuant to this agreement; provided, however, that, in case of explosion, fire, flood or other sudden
56	emergency, whether of the same or different nature, Operator may take such steps and incur such expenses as in its opinion
57	are required to deal with the emergency to safeguard life and property but Operator, as promptly as possible, shall report the
58	emergency to the other parties. If Operator prepares an AFE for its own use, Operator shall furnish any Non-Operator so
59	requesting an information copy thereof for any single project costing in excess of Fifty thousand Dollars
60	($ 50,000.00 ). Any party who has not relinquished its interest in a well shall have the right to propose that
61	Operator perform repair work or undertake the installation of artificial lift equipment or ancillary production facilities such as
62	salt water disposal wells or to conduct additional work with respect to a well drilled hereunder or other similar project (but
63	not including the installation of gathering lines or other transportation or marketing facilities, the installation of which shall
64	be governed by separate agreement between the parties) reasonably estimated to require an expenditure in excess of the
65	amount first set forth above in this Article VI.D. (except in connection with an operation required to be proposed under
66	Articles VI.B.1. or VI.C.1. Option No. 2, which shall be governed exclusively be those Articles). Operator shall deliver such
67	proposal to all parties entitled to participate therein. If within thirty (30) days thereof Operator secures the written consent
68	of any party or parties owning at least 75% of the interests of the parties entitled to participate in such operation,
69	each party having the right to participate in such project shall be bound by the terms of such proposal and shall be obligated
70	to pay its proportionate share of the costs of the proposed project as if it had consented to such project pursuant to the terms
71	of the proposal.
72	E. Abandonment of Wells:
73	1. Abandonment of Dry Holes: Except for any well drilled or Deepened pursuant to Article VI.B.2., any well which has
74	been drilled or Deepened under the terms of this agreement and is proposed to be completed as a dry hole shall not be

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	plugged and abandoned without the consent of all parties. Should Operator, after diligent effort, be unable to contact any
2	party, or should any party fail to reply within forty-eight (48) hours (exclusive of Saturday, Sunday and legal holidays) after
3	delivery of notice of the proposal to plug and abandon such well, such party shall be deemed to have consented to the
4	proposed abandonment. All such wells shall be plugged and abandoned in accordance with applicable regulations and at the
5	cost, risk and expense of the parties who participated in the cost of drilling or Deepening such well. Any party who objects to
6	plugging and abandoning such well by notice delivered to Operator within forty-eight (48) hours (exclusive of Saturday,
7	Sunday and legal holidays) after delivery of notice of the proposed plugging shall take over the well as of the end of such
8	forty-eight (48) hour notice period and conduct further operations in search of Oil and/or Gas subject to the provisions of
9	Article VI.B.; failure of such party to provide proof reasonably satisfactory to Operator of its financial capability to conduct
10	such operations or to take over the well within such period or thereafter to conduct operations on such well or plug and
11	abandon such well shall entitle Operator to retain or take possession of the well and plug and abandon the well. The party
12	taking over the well shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties against
13	liability for any further operations conducted on such well except for the costs of plugging and abandoning the well and
14	restoring the surface, for which the abandoning parties shall remain proportionately liable.
15	2. Abandonment of Wells That Have Produced: Except for any well in which a Non-Consent operation has been
16	conducted hereunder for which the Consenting Parties have not been fully reimbursed as herein provided, any well which has
17	been completed as a producer shall not be plugged and abandoned without the consent of all parties. If all parties consent to
18	such abandonment, the well shall be plugged and abandoned in accordance with applicable regulations and at the cost, risk
19	and expense of all the parties hereto. Failure of a party to reply within sixty (60) days of delivery of notice of proposed
20	abandonment shall be deemed an election to consent to the proposal. If, within sixty (60) days after delivery of notice of the
21	proposed abandonment of any well, all parties do not agree to the abandonment of such well, those wishing to continue its
22	operation from the Zone then open to production shall be obligated to take over the well as of the expiration of the
23	applicable notice period and shall indemnify Operator (if Operator is an abandoning party) and the other abandoning parties
24	against liability for any further operations on the well conducted by such parties. Failure of such party or parties to provide
25	proof reasonably satisfactory to Operator of their financial capability to conduct such operations or to take over the well
26	within the required period or thereafter to conduct operations on such well shall entitle operator to retain or take possession
27	of such well and plug and abandon the well.
28	Parties taking over a well as provided herein shall tender to each of the other parties its proportionate share of the value of
29	the well's salvable material and equipment, determined in accordance with the provisions of Exhibit "C," less the estimated cost
30	of salvaging and the estimated cost of plugging and abandoning and restoring the surface; provided, however, that in the event
31	the estimated plugging and abandoning and surface restoration costs and the estimated cost of salvaging are higher than the
32	value of the well's salvable material and equipment, each of the abandoning parties shall tender to the parties continuing
33	operations their proportionate shares of the estimated excess cost. Each abandoning party shall assign to the non-abandoning
34	parties, without warranty, express or implied, as to title or as to quantity, or fitness for use of the equipment and material, all
35	of its interest in the wellbore of the well and related equipment, together with its interest in the Leasehold insofar and only
36	insofar as such Leasehold covers the right to obtain production from that wellbore in the Zone then open to production. If the
37	interest of the abandoning party is or includes and Oil and Gas Interest, such party shall execute and deliver to the non-
38	abandoning party or parties an oil and gas lease, limited to the wellbore and the Zone then open to production, for a term of
39	one (1) year and so long thereafter as Oil and/or Gas is produced from the Zone covered thereby, such lease to be on the form
40	attached as Exhibit "B." The assignments or leases so limited shall encompass the Drilling Unit upon which the well is located.
41	The payments by, and the assignments or leases to, the assignees shall be in a ratio based upon the relationship of their
42	respective percentage of participation in the Contract Area to the aggregate of the percentages of participation in the Contract
43	Area of all assignees. There shall be no readjustment of interests in the remaining portions of the Contract Area.
44	Thereafter, abandoning parties shall have no further responsibility, liability, or interest in the operation of or production
45	from the well in the Zone then open other than the royalties retained in any lease made under the terms of this Article. Upon
46	request, Operator shall continue to operate the assigned well for the account of the non-abandoning parties at the rates and
47	charges contemplated by this agreement, plus any additional cost and charges which may arise as the result of the separate
48	ownership of the assigned well. Upon proposed abandonment of the producing Zone assigned or leased, the assignor or lessor
49	shall then have the option to repurchase its prior interest in the well (using the same valuation formula) and participate in
50	further operations therein subject to the provisions hereof.
51	3. Abandonment of Non-Consent Operations: The provisions of Article VI.E.1. or VI.E.2. above shall be applicable as
52	between Consenting Parties in the event of the proposed abandonment of any well excepted from said Articles; provided,
53	however, no well shall be permanently plugged and abandoned unless and until all parties having the right to conduct further
54	operations therein have been notified of the proposed abandonment and afforded the opportunity to elect to take over the well
55	in accordance with the provisions of this Article VI.E.; and provided further, that Non-Consenting Parties who own an interest
56	in a portion of the well shall pay their proportionate shares of abandonment and surface restoration cost for such well as
57	provided in Article VI.B.2.(b).
58	F. Termination of Operations:
59	Upon the commencement of an operation for the drilling, Reworking, Sidetracking, Plugging Back, Deepening, testing,
60	Completion or plugging of a well, including but not limited to the Initial Well, such operation shall not be terminated without
61	consent of parties bearing 75% of the costs of such operation; provided, however, that in the event granite or other
62	practically impenetrable substance or condition in the hole is encountered which renders further operations impractical,
63	Operator may discontinue operations and give notice of such condition in the manner provided in Article VI.B.1, and the
64	provisions of Article VI.B. or VI.E. shall thereafter apply to such operation, as appropriate.
65	G. Taking Production in Kind:
66	~~☐ Option No. 1: Gas Balancing Agreement Attached~~
67	~~Each party shall take in kind or separately dispose of its proportionate share of all Oil and Gas produced from the~~
68	~~Contract Area, exclusive of production which may be used in development and producing operations and in preparing and~~
69	~~treating Oil and Gas for marketing purposes and production unavoidably lost. Any extra expenditure incurred in the taking~~
70	~~in kind or separate disposition by any party of its proportionate share of the production shall be borne by such party. Any~~
71	~~party taking its share of production in kind shall be required to pay for only its proportionate share of such part of~~
72	~~Operator's surface facilities which it uses.~~
73	~~Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in~~
74	~~production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment~~

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	~~directly from the purchaser thereof for its share of all production.~~
2	~~If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate~~
3	~~share of the Oil produced from the Contract Area, Operator shall have the right, subject to the revocation at will by~~
4	~~the party owning it, but not the obligation, to purchase such Oil or sell it to others at any time and from time to~~
5	~~time, for the account of the non-taking party. Any such purchase or sale by Operator may be terminated by~~
6	~~Operator upon at least ten (10) days written notice to the owner of said production and shall be subject always to~~
7	~~the right of the owner of the production upon at least ten (10) days written notice to Operator to exercise at any~~
8	~~time its right to take in kind, or separately dispose of, its share of all Oil not previously delivered to a purchaser.~~
9	~~Any purchase or sale by Operator of any other party's share of Oil shall be only for such reasonable periods of time~~
10	~~as are consistent with the minimum needs of the industry under the particular circumstances, but in no event for a~~
11	~~period in excess of one (1) year.~~
12	~~Any such sale by Operator shall be in a manner commercially reasonable under the circumstances but Operator~~
13	~~shall have no duty to share any existing market or to obtain a price equal to that received under any existing~~
14	~~market. The sale or delivery by Operator of a non-taking party's share of Oil under the terms of any existing~~
15	~~contract of Operator shall not give the non-taking party any interest in or make the non-taking party a party to said~~
16	~~contract. No purchase shall be made by Operator without first giving the non-taking party at least ten (10) days~~
17	~~written notice of such intended purchase and the price to be paid or the pricing basis to be used.~~
18	~~All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following~~
19	~~month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.~~
20	~~Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which~~
21	~~records shall be made available to Non-Operators upon reasonable request.~~
22	~~In the event one or more parties' separate disposition of its share of the Gas causes split-stream deliveries to separate~~
23	~~pipelines and/or deliveries which on a day-to-day basis for any reason are not exactly equal to a party's respective proportion-~~
24	~~ate share of total Gas sales to be allocated to it, the balancing or accounting between the parties shall be in accordance with~~
25	~~any Gas balancing agreement between the parties hereto, whether such an agreement is attached as Exhibit "E" or is a~~
26	~~separate agreement. Operator shall give notice to all parties of the first sales of Gas from any well under this agreement.~~
27	☑ Option No. 2: No Gas Balancing Agreement:
28	Each party ~~shall /~~ may take in kind or separately dispose of its proportionate share of all Oil and Gas produced from
29	the Contract Area, exclusive of production which may be used in development and producing operations and in
30	preparing and treating Oil and Gas for marketing purposes and production unavoidably lost.Any extra expenditures
31	incurred in the taking in kind or separate disposition by any party of its proportionate share of the production shall
32	be borne by such party. Any party taking its share of production in kind shall be required to pay for only its
33	proportionate share of such part of Operator's surface facilities which it uses.
34	Each party shall execute such division orders and contracts as may be necessary for the sale of its interest in
35	production from the Contract Area, and, except as provided in Article VII.B., shall be entitled to receive payment
36	directly from the purchaser thereof for its share of all production.
37	If any party fails to make the arrangements necessary to take in kind or separately dispose of its proportionate
38	share of the Oil and/or Gas produced from the Contract Area, Operator shall ~~have the right~~, subject to the
39	revocation at will by the party owning it, ~~but not the obligation, to purchase such Oil and/or Gas or~~ sell such Oil and/or Gas to others
40	at any time and from time to time, for the account of the non-taking party. Any such ~~purchase or~~ sale by Operator
41	may be terminated by Operator upon at least ten (10) days written notice to the owner of said production and shall
42	be subject always to the right of the owner of the production upon at least ten (10) days written notice to Operator
43	to exercise its right to take in kind, or separately dispose of, its share of all Oil and/or Gas not previously delivered
44	to a purchaser; provided, however, that the effective date of any such revocation may be deferred at Operator's
45	election for a period not to exceed ninety (90) days if Operator has committed such production to a purchase
46	contract having a term extending beyond such ten (10) -day period. Any purchase or sale by Operator of any other
47	party's share of Oil and/or Gas shall be only for such reasonable periods of time as are consistent with the
48	minimum needs of the industry under the particular circumstances, but in no event for a period in excess of one (1)
49	year.
50	Any such sale by Operator shall be in a manner commercially reasonable under the circumstances, but Operator
51	shall have no duty to share any existing market or transportation arrangement or to obtain a price or transportation
52	fee equal to that received under any existing market or transportation arrangement.The sale or delivery by
53	Operator of a non-taking party's share of production under the terms of any existing contract of Operator shall not
54	give the non-taking party any interest in or make the non-taking party a party to said contract. No purchase of Oil
55	and Gas and no sale of Gas shall be made by Operator without first giving the non-taking party ten days written
56	notice of such intended purchase or sale and the price to be paid or the pricing basis to be used. Operator shall give
57	notice to all parties of the first sale of Gas from any well under this Agreement.
58	All parties shall give timely written notice to Operator of their Gas marketing arrangements for the following
59	month, excluding price, and shall notify Operator immediately in the event of a change in such arrangements.
60	Operator shall maintain records of all marketing arrangements, and of volumes actually sold or transported, which
61	records shall be made available to Non-Operators upon reasonable request.
62	ARTICLE VII.
63	EXPENDITURES AND LIABILITY OF PARTIES
64	A. Liability of Parties:
65	The liability of the parties shall be several, not joint or collective. Each party shall be responsible only for its obligations,
66	and shall be liable only for its proportionate share of the costs of developing and operating the Contract Area. Accordingly, the
67	liens granted among the parties in Article VII.B. are given to secure only the debts of each severally, and no party shall have
68	any liability to third parties hereunder to satisfy the default of any other party in the payment of any expense or obligation
69	hereunder. It is not the intention of the parties to create, nor shall this agreement be construed as creating, a mining or other
70	partnership, joint venture, agency relationship or association, or to render the parties liable as partners, co-venturers, or
71	principals. In their relations with each other under this agreement, the parties shall not be considered fiduciaries or to have
72	established a confidential relationship but rather shall be free to act on an arm's-length basis in accordance with their own
73	respective self-interest, subject, however, to the obligation of the parties to act in good faith in their dealings with each other
74	with respect to activities hereunder.

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	B. Liens and Security Interests:
2	Each party grants to the other parties hereto a lien upon any interest it now owns or hereafter acquires in Oil and Gas
3	Leases and Oil and Gas Interests in the Contract Area, and a security interest and/or purchase money security interest in any
4	interest it now owns or hereafter acquires in the personal property and fixtures on or used or obtained for use in connection
5	therewith, to secure performance of all of its obligations under this agreement including but not limited to payment of expense,
6	interest and fees, the proper disbursement of all monies paid hereunder, the assignment or relinquishment of interest in Oil
7	and Gas Leases as required hereunder, and the proper performance of operations hereunder. Such lien and security interest
8	granted by each party hereto shall include such party's leasehold interests, working interests, operating rights, and royalty and
9	overriding royalty interests in the Contract Area now owned or hereafter acquired and in lands pooled or unitized therewith or
10	otherwise becoming subject to this agreement, the Oil and Gas when extracted therefrom and equipment situated thereon or
11	used or obtained for use in connection therewith (including, without limitation, all wells, tools, and tubular goods), and accounts
12	(including, without limitation, accounts arising from gas imbalances or from the sale of Oil and/or Gas at the wellhead),
13	contract rights, inventory and general intangibles relating thereto or arising therefrom, and all proceeds and products of the
14	foregoing.
15	To perfect the lien and security agreement provided herein, each party hereto shall execute and acknowledge the recording
16	supplement and/or any financing statement prepared and submitted by any party hereto in conjunction herewith or at any time
17	following execution hereof, and Operator is authorized to file this agreement or the recording supplement executed herewith as
18	a lien or mortgage in the applicable real estate records and as a financing statement with the proper officer under the Uniform
19	Commercial Code in the state in which the Contract Area is situated and such other states as Operator shall deem appropriate
20	to perfect the security interest granted hereunder. Any party may file this agreement, the recording supplement executed
21	herewith, or such other documents as it deems necessary as a lien or mortgage in the applicable real estate records and/or a
22	financing statement with the proper officer under the Uniform Commercial Code.
23	Each party represents and warrants to the other parties hereto that the lien and security interest granted by such party to
24	the other parties shall be a first and prior lien, and each party hereby agrees to maintain the priority of said lien and security
25	interest against all persons acquiring an interest in Oil and Gas Leases and Interests covered by this agreement by, through or
26	under such party. All parties acquiring an interest in Oil and Gas Leases and Oil and Gas Interests covered by this agreement,
27	whether by assignment, merger, mortgage, operation of law, or otherwise, shall be deemed to have taken subject
28	to the lien and security interest granted by this Article VII.B. as to all obligations attributable to such interest hereunder
29	whether or not such obligations arise before or after such interest is acquired.
30	To the extent that parties have a security interest under the Uniform Commercial Code of the state in which the
31	Contract Area is situated, they shall be entitled to exercise the rights and remedies of a secured party under the Code.
32	The bringing of a suit and the obtaining of judgment by a party for the secured indebtedness shall not be deemed an
33	election of remedies or otherwise affect the lien rights or security interest as security for the payment thereof.In
34	addition, upon default by any party in the payment of its share of expenses, interests or fees, or upon the improper use
35	of funds by the Operator, the other parties shall have the right, without prejudice to other rights or remedies, to collect
36	from the purchaser the proceeds from the sale of such defaulting party's share of Oil and Gas until the amount owed by
37	such party, plus interest as provided in "Exhibit C," has been received, and shall have the right to offset the amount
38	owed against the proceeds from the sale of such defaulting party's share of Oil and Gas. All purchasers of production
39	may rely on a notification of default from the non-defaulting party or parties stating the amount due as a result of the
40	default, and all parties waive any recourse available against purchasers for releasing production proceeds as provided in
41	this paragraph.
42	If any party fails to pay its share of cost within one hundred twenty (120) days after rendition of a statement therefor by
43	Operator, the non-defaulting parties, including Operator, shall upon request by Operator, pay the unpaid amount in the
44	proportion that the interest of each such party bears to the interest of all such parties. The amount paid by each party so
45	paying its share of the unpaid amount shall be secured by the liens and security rights described in Article VII.B., and each
46	paying party may independently pursue any remedy available hereunder or otherwise.
47	If any party does not perform all of its obligations hereunder, and the failure to perform subjects such party to foreclosure
48	or execution proceedings pursuant to the provisions of this agreement, to the extent allowed by governing law, the defaulting
49	party waives any available right of redemption from and after the date of judgment, any required valuation or appraisement
50	of the mortgaged or secured property prior to sale, any available right to stay execution or to require a marshaling of assets
51	and any required bond in the event a receiver is appointed. In addition, to the extent permitted by applicable law, each party
52	hereby grants to the other parties a power of sale as to any property that is subject to the lien and security rights granted
53	hereunder, such power to be exercised in the manner provided by applicable law or otherwise in a commercially reasonable
54	manner and upon reasonable notice.
55	Each party agrees that the other parties shall be entitled to utilize the provisions of Oil and Gas lien law or other lien
56	law of any state in which the Contract Area is situated to enforce the obligations of each party hereunder. Without limiting
57	the generality of the foregoing, to the extent permitted by applicable law, Non-Operators agree that Operator may invoke or
58	utilize the mechanics' or materialmen's lien law of the state in which the Contract Area is situated in order to secure the
59	payment to Operator of any sum due hereunder for services performed or materials supplied by Operator.
60	C. Advances:
61	Operator, at its election, shall have the right from time to time to demand and receive from one or more of the other
62	parties payment in advance of their respective shares of the estimated amount of the expense to be incurred in operations
63	hereunder during the next succeeding month, which right may be exercised only by submission to each such party of an
64	itemized statement of such estimated expense, together with an invoice for its share thereof. Each such statement and invoice
65	for the payment in advance of estimated expense shall be submitted on or before the 20th day of the next preceding month.
66	Each party shall pay to Operator its proportionate share of such estimate within fifteen (15) days after such estimate and
67	invoice is received. If any party fails to pay its share of said estimate within said time, the amount due shall bear interest as
68	provided in Exhibit "C" until paid. Proper adjustment shall be made monthly between advances and actual expense to the end
69	that each party shall bear and pay its proportionate share of actual expenses incurred, and no more.
70	D. Defaults and Remedies:
71	If any party fails to discharge any financial obligation under this agreement, including without limitation the failure to
72	make any advance under the preceding Article VII.C. or any other provision of this agreement, within the period required for
73	such payment hereunder, then in addition to the remedies provided in Article VII.B. or elsewhere in this agreement, the
74	remedies specified below shall be applicable. For purposes of this Article VII.D., all notices and elections shall be delivered

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	only by Operator, except that Operator shall deliver any such notice and election requested by a non-defaulting Non-Operator,
2	and when Operator is the party in default, the applicable notices and elections can be delivered by any Non-Operator.
3	Election of any one or more of the following remedies shall not preclude the subsequent use of any other remedy specified
4	below or otherwise available to a non-defaulting party.
5	1. Suspension of Rights: Any party may deliver to the party in default a Notice of Default, which shall specify the default,
6	specify the action to be taken to cure the default, and specify that failure to take such action will result in the exercise of one
7	or more of the remedies provided in this Article. If the default is not cured within thirty (30) days of the delivery of such
8	Notice of Default, all of the rights of the defaulting party granted by this agreement may upon notice be suspended until the
9	default is cured, without prejudice to the right of the non-defaulting party or parties to continue to enforce the obligations of
10	the defaulting party previously accrued or thereafter accruing under this agreement. If Operator is the party in default, the
11	Non-Operators shall have in addition the right, by vote of Non-Operators owning a majority in interest in the Contract Area
12	after excluding the voting interest of Operator, to appoint a new Operator effective immediately. The rights of a defaulting
13	party that may be suspended hereunder at the election of the non-defaulting parties shall include, without limitation, the right
14	to receive information as to any operation conducted hereunder during the period of such default, the right to elect to
15	participate in an operation proposed under Article VI.B. of this agreement, the right to participate in an operation being
16	conducted under this agreement even if the party has previously elected to participate in such operation, and the right to
17	receive proceeds of production from any well subject to this agreement.
18	2. Suit for Damages: Non-defaulting parties or Operator for the benefit of non-defaulting parties may sue (at joint
19	account expense) to collect the amounts in default, plus interest accruing on the amounts recovered from the date of default
20	until the date of collection at the rate specified in Exhibit "C" attached hereto. Nothing herein shall prevent any party from
21	suing any defaulting party to collect consequential damages accruing to such party as a result of the default.
22	3. Deemed Non-Consent: The non-defaulting party may deliver a written Notice of Non-Consent Election to the
23	defaulting party at any time after the expiration of the thirty-day cure period following delivery of the Notice of Default, in
24	which event if the billing is for the drilling a new well or the Plugging Back, Sidetracking, Reworking or Deepening of a
25	well which is to be or has been plugged as a dry hole, or for the Completion or Recompletion of any well, the defaulting
26	party will be conclusively deemed to have elected not to participate in the operation and to be a Non-Consenting Party with
27	respect thereto under Article VI.B. or VI.C., as the case may be, to the extent of the costs unpaid by such party,
28	notwithstanding any election to participate theretofore made. If election is made to proceed under this provision, then the
29	non-defaulting parties may not elect to sue for the unpaid amount pursuant to Article VII.D.2.
30	Until the delivery of such Notice of Non-Consent Election to the defaulting party, such party shall have the right to cure
31	its default by paying its unpaid share of costs plus interest at the rate set forth in Exhibit "C," provided, however, such
32	payment shall not prejudice the rights of the non-defaulting parties to pursue remedies for damages incurred by the non-
33	defaulting parties as a result of the default. Any interest relinquished pursuant to this Article VII.D.3. shall be offered to the
34	non-defaulting parties in proportion to their interests, and the non-defaulting parties electing to participate in the ownership
35	of such interest shall be required to contribute their shares of the defaulted amount upon their election to participate therein.
36	4. Advance Payment: If a default is not cured within thirty (30) days of the delivery of a Notice of Default, Operator, or
37	Non-Operators if Operator is the defaulting party, may thereafter require advance payment from the defaulting
38	party of such defaulting party's anticipated share of any item of expense for which Operator, or Non-Operators, as the case may
39	be, would be entitled to reimbursement under any provision of this agreement, whether or not such expense was the subject of
40	the previous default. Such right includes, but is not limited to, the right to require advance payment for the estimated costs of
41	drilling a well or Completion of a well as to which an election to participate in drilling or Completion has been made. If the
42	defaulting party fails to pay the required advance payment, the non-defaulting parties may pursue any of the remedies provided
43	in the Article VII.D. or any other default remedy provided elsewhere in this agreement. Any excess of funds advanced remaining
44	when the operation is completed and all costs have been paid shall be promptly returned to the advancing party.
45	5. Costs and Attorneys' Fees: In the event any party is required to bring legal proceedings to enforce any financial
46	obligation of a party hereunder, the prevailing party in such action shall be entitled to recover all court costs, costs of
47	collection, and a reasonable attorney's fee, which the lien provided for herein shall also secure.
48	E. Rentals, Shut-in Well Payments and Minimum Royalties:
49	Rentals, shut-in well payments and minimum royalties which may be required under the terms of any lease shall be paid
50	by the party or parties who subjected such lease to this agreement at its or their expense. In the event two or more parties
51	own and have contributed interests in the same lease to this agreement, such parties may designate one of such parties to
52	make said payments for and on behalf of all such parties. Any party may request, and shall be entitled to receive, proper
53	evidence of all such payments. In the event of failure to make proper payment of any rental, shut-in well payment or
54	minimum royalty through mistake or oversight where such payment is required to continue the lease in force, any loss which
55	results from such non-payment shall be borne in accordance with the provisions of Article IV.B.2.
56	Operator shall notify Non-Operators of the anticipated completion of a shut-in well, or the shutting in or return to
57	production of a producing well, at least five (5) days (excluding Saturday, Sunday, and legal holidays) prior to taking such
58	action, or at the earliest opportunity permitted by circumstances, but assumes no liability for failure to do so. In the event of
59	failure by Operator to so notify Non-Operators, the loss of any lease contributed hereto by Non-Operators for failure to make
60	timely payments of any shut-in well payment shall be borne jointly by the parties hereto under the provisions of Article 61
61	IV.B.3.
62	F. Taxes:
63	Beginning with the first calendar year after the effective date hereof, Operator shall render for ad valorem taxation all
64	property subject to this agreement which by law should be rendered for such taxes, and it shall pay all such taxes assessed
65	thereon before they become delinquent. Prior to the rendition date, each Non-Operator shall furnish Operator information as
66	to burdens (to include, but not be limited to, royalties, overriding royalties and production payments) on Leases and Oil and
67	Gas Interests contributed by such Non-Operator. If the assessed valuation of any Lease is reduced by reason of its being
68	subject to outstanding excess royalties, overriding royalties or production payments, the reduction in ad valorem taxes
69	resulting therefrom shall inure to the benefit of the owner or owners of such Lease, and Operator shall adjust the charge to
70	such owner or owners so as to reflect the benefit of such reduction. If the ad valorem taxes are based in whole or in part
71	upon separate valuations of each party's working interest, then notwithstanding anything to the contrary herein, charges to
72	the joint account shall be made and paid by the parties hereto in accordance with the tax value generated by each party's
73	working interest. Operator shall bill the other parties for their proportionate shares of all tax payments in the manner
74	provided in Exhibit "C."

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	If Operator considers any tax assessment improper, Operator may, at its discretion, protest within the time and manner
2	prescribed by law, and prosecute the protest to a final determination, unless all parties agree to abandon the protest prior to final
3	determination. During the pendency of administrative or judicial proceedings, Operator may elect to pay, under protest, all such taxes
4	and any interest and penalty. When any such protested assessment shall have been finally determined, Operator shall pay the tax for
5	the joint account, together with any interest and penalty accrued, and the total cost shall then be assessed against the parties, and be
6	paid by them, as provided in Exhibit "C."
7	Each party shall pay or cause to be paid all production, severance, excise, gathering and other taxes imposed upon or with respect
8	to the production or handling of such party's share of Oil and Gas produced under the terms of this agreement.
9	ARTICLE VIII.
10	ACQUISITION, MAINTENANCE OR TRANSFER OF INTEREST
11	A. Surrender of Leases:
12	The Leases covered by this agreement, insofar as they embrace acreage in the Contract Area, shall not be surrendered in whole
13	or in part unless all parties consent thereto.
14	However, should any party desire to surrender its interest in any Lease or in any portion thereof, such party shall give written
15	notice of the proposed surrender to all parties, and the parties to whom such notice is delivered shall have thirty (30) days after
16	delivery of the notice within which to notify the party proposing the surrender whether they elect to consent thereto. Failure of a
17	party to whom such notice is delivered to reply within said 30-day period shall constitute a consent to the surrender of the Leases
18	described in the notice. If all parties do not agree or consent thereto, the party desiring to surrender shall assign, without express or
19	implied warranty of title, all of its interest in such Lease, or portion thereof, and any well, material and equipment which may be
20	located thereon and any rights in production thereafter secured, to the parties not consenting to such surrender. If the interest of the
21	assigning party is or includes an Oil and Gas Interest, the assigning party shall execute and deliver to the party or parties not
22	consenting to such surrender an oil and gas lease covering such Oil and Gas Interest for a term of one (1) year and so long
23	thereafter as Oil and/or Gas is produced from the land covered thereby, such lease to be on the form attached hereto as Exhibit "B."
24	Upon such assignment or lease, the assigning party shall be relieved from all obligations thereafter accruing, but not theretofore
25	accrued, with respect to the interest assigned or leased and the operation of any well attributable thereto, and the assigning party
26	shall have no further interest in the assigned or leased premises and its equipment and production other than the royalties retained
27	in any lease made under the terms of this Article. The party assignee or lessee shall pay to the party assignor or lessor the
28	reasonable salvage value of the latter's interest in any well's salvable materials and equipment attributable to the assigned or leased
29	acreage. The value of all salvable materials and equipment shall be determined in accordance with the provisions of Exhibit "C," less
30	the estimated cost of salvaging and the estimated cost of plugging and abandoning and restoring the surface. If such value is less
31	than such costs, then the party assignor or lessor shall pay to the party assignee or lessee the amount of such deficit. If the
32	assignment or lease is in favor of more than one party, the interest shall be shared by such parties in the proportions that the
33	interest of each bears to the total interest of all such parties. If the interest of the parties to whom the assignment is to be made
34	varies according to depth, then the interest assigned shall similarly reflect such variances.
35	Any assignment, lease or surrender made under this provision shall not reduce or change the assignor's, lessor's or surrendering
36	party's interest as it was immediately before the assignment, lease or surrender in the balance of the Contract Area; and the acreage
37	assigned, leased or surrendered, and subsequent operations thereon, shall not thereafter be subject to the terms and provisions of this
38	agreement but shall be deemed subject to an Operating Agreement in the form of this agreement.
39	B. Renewal or Extension of Leases:
40	If any party secures a renewal or replacement of an Oil and Gas Lease or Interest subject to this agreement, then all other parties
41	shall be notified promptly upon such acquisition or, in the case of a replacement Lease taken before expiration of an existing Lease,
42	promptly upon expiration of the existing Lease. The parties notified shall have the right for a period of thirty (30) days following
43	delivery of such notice in which to elect to participate in the ownership of the renewal or replacement Lease, insofar as such Lease
44	affects lands within the Contract Area, by paying to the party who acquired it their proportionate shares of the acquisition cost
45	allocated to that part of such Lease within the Contract Area, which shall be in proportion to the interest held at that time by the
46	parties in the Contract Area. Each party who participates in the purchase of a renewal or replacement Lease shall be given an
47	assignment of its proportionate interest therein by the acquiring party.
48	If some, but less than all, of the parties elect to participate in the purchase of a renewal or replacement Lease, it shall be owned
49	by the parties who elect to participate therein, in a ratio based upon the relationship of their respective percentage of participation in
50	the Contract Area to the aggregate of the percentages of participation in the Contract Area of all parties participating in the
51	purchase of such renewal or replacement Lease. The acquisition of a renewal or replacement Lease by any or all of the parties hereto
52	shall not cause a readjustment of the interests of the parties stated in Exhibit "A," but any renewal or replacement Lease in which
53	less than all parties elect to participate shall not be subject to this agreement but shall be deemed subject to a separate Operating
54	Agreement in the form of this agreement.
55	If the interests of the parties in the Contract Area vary according to depth, then their right to participate proportionately in
56	renewal or replacement Leases and their right to receive an assignment of interest shall also reflect such depth variances.
57	The provisions of this Article shall apply to renewal or replacement Leases whether they are for the entire interest covered by
58	the expiring Lease or cover only a portion of its area or an interest therein. Any renewal or replacement Lease taken before the
59	expiration of its predecessor Lease, or taken or contracted for or becoming effective within six (6) months after the expiration of the
60	existing Lease, shall be subject to this provision so long as this agreement is in effect at the time of such acquisition or at the time
61	the renewal or replacement Lease becomes effective; but any Lease taken or contracted for more than six (6) months after the
62	expiration of an existing Lease shall not be deemed a renewal or replacement Lease and shall not be subject to the provisions of this
63	agreement.
64	The provisions in this Article shall also be applicable to extensions of Oil and Gas Leases.
65	C. Acreage or Cash Contributions:
66	While this agreement is in force, if any party contracts for a contribution of cash towards the drilling of a well or any other
67	operation on the Contract Area, such contribution shall be paid to the party who conducted the drilling or other operation and shall
68	be applied by it against the cost of such drilling or other operation. If the contribution be in the form of acreage, the party to whom
69	the contribution is made shall promptly tender an assignment of the acreage, without warranty of title, to the Drilling Parties in the
70	proportions said Drilling Parties shared the cost of drilling the well. Such acreage shall become a separate Contract Area and, to the
71	extent possible, be governed by provisions identical to this agreement. Each party shall promptly notify all other parties of any
72	acreage or cash contributions it may obtain in support of any well or any other operation on the Contract Area. The above
73	provisions shall also be applicable to optional rights to earn acreage outside the Contract Area which are in support of well drilled
74	inside Contract Area.

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	If any party contracts for any consideration relating to disposition of such party's share of substances produced hereunder,
2	such consideration shall not be deemed a contribution as contemplated in this Article VIII.C.
3	D. Assignment; Maintenance of Uniform Interest:
4	For the purpose of maintaining uniformity of ownership in the Contract Area in the Oil and Gas Leases, Oil and Gas
5	Interests, wells, equipment and production covered by this agreement no party shall sell, encumber, transfer or make other
6	disposition of its interest in the Oil and Gas Leases and Oil and Gas Interests embraced within the Contract Area or in wells,
7	equipment and production unless such disposition covers either:
8	1. the entire interest of the party in all Oil and Gas Leases, Oil and Gas Interests, wells, equipment and production; or
9	2. an equal undivided percent of the party's present interest in all Oil and Gas Leases, Oil and Gas Interests, wells,
10	equipment and production in the Contract Area.
11	Every sale, encumbrance, transfer or other disposition made by any party shall be made expressly subject to this agreement
12	and shall be made without prejudice to the right of the other parties, and any transferee of an ownership interest in any Oil and
13	Gas Lease or Interest shall be deemed a party to this agreement as to the interest conveyed from and after the effective date of
14	the transfer of ownership; provided, however, that the other parties shall not be required to recognize any such sale,
15	encumbrance, transfer or other disposition for any purpose hereunder until thirty (30) days after they have received a copy of the
16	instrument of transfer or other satisfactory evidence thereof in writing from the transferor or transferee. No assignment or other
17	disposition of interest by a party shall relieve such party of obligations previously incurred by such party hereunder with respect
18	to the interest transferred, including without limitation the obligation of a party to pay all costs attributable to an operation
19	conducted hereunder in which such party has agreed to participate prior to making such assignment, and the lien and security
20	interest granted by Article VII.B. shall continue to burden the interest transferred to secure payment of any such obligations.
21	If, at any time the interest of any party is divided among and owned by four or more co-owners, Operator, at its discretion,
22	may require such co-owners to appoint a single trustee or agent with full authority to receive notices, approve expenditures,
23	receive billings for and approve and pay such party's share of the joint expenses, and to deal generally with, and with power to
24	bind, the co-owners of such party's interest within the scope of the operations embraced in this agreement; however, all such co-
25	owners shall have the right to enter into and execute all contracts or agreements for the disposition of their respective shares of
26	the Oil and Gas produced from the Contract Area and they shall have the right to receive, separately, payment of the sale
27	proceeds thereof.
28	E. Waiver of Rights to Partition:
29	If permitted by the laws of the state or states in which the property covered hereby is located, each party hereto owning an
30	undivided interest in the Contract Area waives any and all rights it may have to partition and have set aside to it in severalty its
31	undivided interest therein.
23	~~F. Preferential Right to Purchase:~~
33	~~☐ (Optional; Check if applicable.)~~
34	~~Should any party desire to sell all or any part of its interests under this agreement, or its rights and interests in the Contract~~
35	~~Area, it shall promptly give written notice to the other parties, with full information concerning its proposed disposition, which~~
36	~~shall include the name and address of the prospective transferee (who must be ready, willing and able to purchase), the purchase~~
37	~~price, a legal description sufficient to identify the property, and all other terms of the offer. The other parties shall then have an~~
38	~~optional prior right, for a period of ten (10) days after the notice is delivered, to purchase for the stated consideration on the~~
38	~~same terms and conditions the interest which the other party proposes to sell; and, if this optional right is exercised, the~~
40	~~purchasing parties shall share the purchased interest in the proportions that the interest of each bears to the total interest of all~~
41	~~purchasing parties. However, there shall be no preferential right to purchase in those cases where any party wishes to mortgage~~
42	~~its interests, or to transfer title to its interests to its mortgagee in lieu of or pursuant to foreclosure of a mortgage of its interests,~~
43	~~or to dispose of its interests by merger, reorganization, consolidation, or by sale of all or substantially all of its Oil and Gas assets~~
44	~~to any party, or by transfer of its interests to a subsidiary or parent company or to a subsidiary of a parent company, or to any~~
45	~~company in which such party owns a majority of the stock.~~
46	ARTICLE IX.
47	INTERNAL REVENUE CODE ELECTION
48	If, for federal income tax purposes, this agreement and the operations hereunder are regarded as a partnership, and if the
49	parties have not otherwise agreed to form a tax partnership pursuant to Exhibit "G" or other agreement between them, each
50	party thereby affected elects to be excluded from the application of all of the provisions of Subchapter "K," Chapter 1, Subtitle
51	"A," of the Internal Revenue Code of 1986, as amended ("Code"), as permitted and authorized by Section 761 of the Code and
52	the regulations promulgated thereunder. Operator is authorized and directed to execute on behalf of each party hereby affected
53	such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal
54	Revenue Service, including specifically, but not by way of limitation, all of the returns, statements, and the data required by
55	Treasury Regulation §1.761. Should there be any requirement that each party hereby affected give further evidence of this
56	election, each such party shall execute such documents and furnish such other evidence as may be required by the Federal Internal
57	Revenue Service or as may be necessary to evidence this election. No such party shall give any notices or take any other action
58	inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the Contract
59	Area is located or any future income tax laws of the United States contain provisions similar to those in Subchapter "K," Chapter
60	1, Subtitle "A," of the Code, under which an election similar to that provided by Section 761 of the Code is permitted, each party
61	hereby affected shall make such election as may be permitted or required by such laws. In making the foregoing election, each
62	such party states that the income derived by such party from operations hereunder can be adequately determined without the
63	computation of partnership taxable income.
64	ARTICLE X.
65	CLAIMS AND LAWSUITS
66	Operator may settle any single uninsured third party damage claim or suit arising from operations hereunder if the expenditure
67	does not exceed Fifty thousand Dollars ($ 50,000.00) and if the payment is in complete settlement
68	of such claim or suit. If the amount required for settlement exceeds the above amount, the parties hereto shall assume and take over
69	the further handling of the claim or suit, unless such authority is delegated to Operator. All costs and expenses of handling settling,
70	or otherwise discharging such claim or suit shall be a the joint expense of the parties participating in the operation from which the
71	claim or suit arises. If a claim is made against any party or if any party is sued on account of any matter arising from operations
72	hereunder over which such individual has no control because of the rights given Operator by this agreement, such party shall
73	immediately notify all other parties, and the claim or suit shall be treated as any other claim or suit involving operations hereunder. 74
74

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	ARTICLE XI.
2	FORCE MAJEURE
3	If any party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this agreement, other
4	than the obligation to indemnify or make money payments or furnish security, that party shall give to all other parties
5	prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the
6	party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the
7	continuance of the force majeure. The term "force majeure," as here employed, shall mean an act of God, strike, lockout, or
8	other industrial disturbance, act of the public enemy, war, blockade, public riot, lightening, fire, storm, flood or other act of
9	nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other
10	cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party
11	claiming suspension.
12	The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The
13	requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes,
14	lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall
15	be entirely within the discretion of the party concerned.
16	ARTICLE XII.
17	NOTICES
18	All notices authorized or required between the parties by any of the provisions of this agreement, unless otherwise
19	specifically provided, shall be in writing and delivered in person or by United States mail, courier service, telegram, telex,
20	telecopier or any other form of facsimile, postage or charges prepaid, and addressed to such parties at the addresses listed on
21	Exhibit "A." All telephone or oral notices permitted by this agreement shall be confirmed immediately thereafter by written
22	notice. The originating notice given under any provision hereof shall be deemed delivered only when received by the party to
23	whom such notice is directed, and the time for such party to deliver any notice in response thereto shall run from the date
24	the originating notice is received. "Receipt" for purposes of this agreement with respect to written notice delivered hereunder
25	shall be actual delivery of the notice to the address of the party to be notified specified in accordance with this agreement, or
26	to the telecopy, facsimile or telex machine of such party. The second or any responsive notice shall be deemed delivered when
27	deposited in the United States mail or at the office of the courier or telegraph service, or upon transmittal by telex, telecopy
28	or facsimile, or when personally delivered to the party to be notified, provided, that when response is required within 24 or
29	48 hours, such response shall be given orally or by telephone, telex, telecopy or other facsimile within such period. Each party
30	shall have the right to change its address at any time, and from time to time, by giving written notice thereof to all other
31	parties. If a party is not available to receive notice orally or by telephone when a party attempts to deliver a notice required
32	to be delivered within 24 or 48 hours, the notice may be delivered in writing by any other method specified herein and shall
33	be deemed delivered in the same manner provided above for any responsive notice.
34	ARTICLE XIII.
35	TERM OF AGREEMENT
36	This agreement shall remain in full force and effect as to the Oil and Gas Leases and/or Oil and Gas Interests subject
37	hereto for the period of time selected below; provided, however, no party hereto shall ever be construed as having any right, title
38	or interest in or to any Lease or Oil and Gas Interest contributed by any other party beyond the term of this agreement.
39	☐ Option No. 1: So long as any of the Oil and Gas Leases subject to this agreement remain or are continued in
40	force as to any part of the Contract Area, whether by production, extension, renewal or otherwise.
41	☑ Option No. 2: In the event the well described in Article VI.A., or any subsequent well drilled under any provision
42	of this agreement, results in the Completion of a well as a well capable of production of Oil and/or Gas in paying
43	quantities, this agreement shall continue in force so long as any such well is capable of production, and for an
44	additional period of 90 days thereafter; provided, however, if, prior to the expiration of such
45	additional period, one or more of the parties hereto are engaged in drilling, Reworking, Deepening, Sidetracking,
46	Plugging Back, testing or attempting to Complete or Re-complete a well or wells hereunder, this agreement shall
47	continue in force until such operations have been completed and if production results therefrom, this agreement
48	shall continue in force as provided herein. In the event the well described in Article VI.A., or any subsequent well
49	drilled hereunder, results in a dry hole, and no other well is capable of producing Oil and/or Gas from the
50	Contract Area, this agreement shall terminate unless drilling, Deepening, Sidetracking, Completing, Re-
51	completing, Plugging Back or Reworking operations are commenced within 180 days from the
52	date of abandonment of said well. "Abandonment" for such purposes shall mean either (i) a decision by all parties
53	not to conduct any further operations on the well or (ii) the elapse of 180 days from the conduct of any
54	operations on the well, whichever first occurs.
55	The termination of this agreement shall not relieve any party hereto from any expense, liability or other obligation or any
56	remedy therefor which has accrued or attached prior to the date of such termination.
57	Upon termination of this agreement and the satisfaction of all obligations hereunder, in the event a memorandum of this
58	Operating Agreement has been filed of record, Operator is authorized to file of record in all necessary recording offices a
59	notice of termination, and each party hereto agrees to execute such a notice of termination as to Operator's interest, upon
60	request of Operator, if Operator has satisfied all its financial obligations.
61	ARTICLE XIV.
62	COMPLIANCE WITH LAWS AND REGULATIONS
63	A. Laws, Regulations and Orders:
64	This agreement shall be subject to the applicable laws of the state in which the Contract Area is located, to the valid rules,
65	regulations, and orders of any duly constituted regulatory body of said state; and to all other applicable federal, state,
66	and local laws, ordinances, rules, regulations and orders.
67	B. Governing Law:
68	This agreement and all matters pertaining hereto, including but not limited to matters of performance, non-
69	performance, breach, remedies, procedures, rights, duties, and interpretation or construction, shall be governed and
70	determined by the law of the state in which the Contract Area is located. If the Contract Area is in two or more states,
71	the law of the state of Colorado shall govern.
72	C. Regulatory Agencies:
73	Nothing herein contained shall grant, or be construed to grant, Operator the right or authority to waive or release any
74	rights, privileges, or obligations which Non-Operators may have under federal or state laws or under rules, regulations or

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	orders promulgated under such laws in reference to oil, gas and mineral operations, including the location, operation, or
2	production of wells, on tracts offsetting or adjacent to the Contract Area.
3	With respect to the operations hereunder, Non-Operators agree to release Operator from any and all losses, damages,
4	injuries, claims and causes of action arising out of, incident to or resulting directly or indirectly from Operator's interpretation
5	or application of rules, rulings, regulations or orders of the Department of Energy or Federal Energy Regulatory Commission
6	or predecessor or successor agencies to the extent such interpretation or application was made in good faith and does not
7	constitute gross negligence. Each Non-Operator further agrees to reimburse Operator for such Non-Operator's share of
8	production or any refund, fine, levy or other governmental sanction that Operator may be required to pay as a result of such
9	an incorrect interpretation or application, together with interest and penalties thereon owing by Operator as a result of such
10	incorrect interpretation or application.
11	ARTICLE XV.
12	MISCELLANEOUS
13	A. Execution:
14	This agreement shall be binding upon each Non-Operator when this agreement or a counterpart thereof has been
15	executed by such Non-Operator and Operator notwithstanding that this agreement is not then or thereafter executed by all of
16	the parties to which it is tendered or which are listed on Exhibit "A" as owning an interest in the Contract Area or which
17	own, in fact, an interest in the Contract Area. Operator may, however, by written notice to all Non-Operators who have
18	become bound by this agreement as aforesaid, given at any time prior to the actual spud date of the Initial Well but in no
19	event later than five days prior to the date specified in Article VI.A. for commencement of the Initial Well, terminate this
20	agreement if Operator in its sole discretion determines that there is insufficient participation to justify commencement of
21	drilling operations. In the event of such a termination by Operator, all further obligations of the parties hereunder shall cease
22	as of such termination. In the event any Non-Operator has advanced or prepaid any share of drilling or other costs
23	hereunder, all sums so advanced shall be returned to such Non-Operator without interest.In the event Operator proceeds
24	with drilling operations for the Initial Well without the execution hereof by all persons listed on Exhibit "A" as having a
25	current working interest in such well, Operator shall indemnify Non-Operators with respect to all costs incurred for the
26	Initial Well which would have been charged to such person under this agreement if such person had executed the same and
27	Operator shall receive all revenues which would have been received by such person under this agreement if such person had
28	executed the same.
29	B. Successors and Assigns:
30	This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs,
31	devisees, legal representatives, successors and assigns, and the terms hereof shall be deemed to run with the Leases or
32	Interests included within the Contract Area.
33	C. Counterparts:
34	This instrument may be executed in any number of counterparts, each of which shall be considered an original for all
35	purposes.
36	D. Severability:
37	For the purposes of assuming or rejecting this agreement as an executory contract pursuant to federal bankruptcy laws,
38	this agreement shall not be severable, but rather must be assumed or rejected in its entirety, and the failure of any party to
39	this agreement to comply with all of its financial obligations provided herein shall be a material default.
40	ARTICLE XVI.
41	OTHER PROVISIONS
42
43	SEE ATTACHED PAGE 17
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989

1	IN WITNESS WHEREOF, this agreement shall be effective as of the _________ day of _____________ ,
2	________.
3
_____________________, who has prepared and circulated this form for execution, represents and warrants that the form was printed from and, with the exception(s) listed below, is identical to the AAPL Form 610-1989 Model Form

4
Operating Agreement, as published in computerized form by Forms On-A-Disk, Inc. No changes, alterations, or modifications, other than those made by strikethrough and/or insertion and that are clearly recognizable as changes
~~in Articles~~

5	, have been made to the form.

6	ATTEST OR WITNESS:		OPERATOR
7			PETROSHARE CORP.
8	/s/ Fredrick J. Witsell	By:
9	Secretary
10			Type or print name
11			Title
12			Date
13			Tax ID or S.S. No.
14

15	NON-OPERATORS
16
17			Providence Energy Corp.
By:
18			Jim Sinclair
19			Type or print name
20			Title	COO
21			Date
22			Tax ID or S.S. No.
23

24			.
25
By:
26
27			Type or print name
28			Title
29			Date
30			Tax ID or S.S. No.
31

32

By:
33
34			Type or print name
35			Title
36			Date
37			Tax ID or S.S. No.

A.A.P.I. FORM 610 - MODEL FORM OPERATING AGREEMENT - 1989
1	ACKNOWLEDGMENTS
2	Note: The following forms of acknowledgment are the short forms approved by the Uniform Law on Notarial Acts.
3	The validity and effect of these forms in any state will depend upon the statutes of that state.
4
5	Individual acknowledgment:
6	State of )
7	State of _______________ ) ss.
8	County of )
9	This instrument was acknowledged before me on
10	, by
11
12	(Seal, if any) ___ _ ____
13	NOTARY PUBLIC Title (and Rank) Notary Public
14	STATE OF My commission expires:
15	NOTARY ID / MY COMMISSION EXPIRES
16	Acknowledgment in representative capacity:
17	State of )
18	State of _______________ ) ss.
19	County of )
20	This instrument was acknowledged before me on
21	by as
22	of ________________________
23	_________ (Seal, if any) __________________________________________ _ ___________________________
24	_________ (Seal, if any) ____________________________________Title (and Rank) ___________________________
25	_________ (Seal, if any) ____________________________________My commission expires: ______________
26
27	NOTARY PUBLIC, STATE OF ______________
28
29
30	MY COMMISSION EXPIRES ______________
31
32
33
34
35

19

ARTICLE XVI. OTHER PROVISIONS

Notwithstanding the foregoing provisions:

A.
When a well which has been authorized under the terms of this Agreement as a vertical well shall have been drilled to the objectives authorized in the AFE ("authorized depthn), and all tests have been comleted and the results thereof furnished to the participating parties, and after the Operator has attempted in good faith to reach a mutual agreement with Non-Operator(s) regarding further operations, but sch parties cannot agree upon the sequence and timing of further operations regarding said well, the following proposals shall control in the order enumerated hereafter: (1) a proposal to do additional logging, coring, or testing; (2) a proposal to attempt to complete the well at the authorized depth in the manner set forth in the AFE (i.e., in accordance with the casing, stimulation and other completion programs as set forth in the AFE); (3) a proposal to attempt to complete the well at the authorized depth in a manner different than as set forth in the AFE; (4) a proposal to plug back and attempt to complete the well at a depth shallower than the authorized depth, with priority given to objectives in ascending order up the hole; (5) a proposal to drill the well to a depth below the authorized depth, with priority given to objectives in descending order; (6) a proposal to sidetrack the well to a new target objective for a vertical or deviated hole, with priority given first in ascending order to targets above the authorized depth, and then in descending order to targets below the authorized depth; and (7) a proposal to drill a horizontal well, with priority given first to a lateral drain hole at the authorized depth, and then to objectives in ascending order above the authorized depth, and then to objectives in descending order below the authorized depth.

When a well which has been authorized under the terms of this Agreement as a horizontal well shall have been drilled to the authorized depth, and all tests have been completed and the results thereof furnished to the participating parties, and such parties cannot agree upon the sequence and timing of further operations regarding said well, the following proposals shall control in the order enumerated hereafter: (1) a proposal to do additional logging, coring, or testing; (2) a proposal to attempt to complete the well at the authorized depth in the manner set forth in the AFE (i.e. , in accordance with casing, stimulation and other completion programs set forth in the AFE); (3) a proposal to attempt to complete the well at the authorized depth in a manner different than as set forth in the AFE; (4) a proposal to extend the length of the lateral drain hole for a specified number of feet in the direction it is drilling, with priority given to the shortest additional length proposed by any of the participating parties; (5) a proposal to drill a new lateral drain hole in a different direction at the authorized depth; (6) a proposal to drill a new lateral drain hole at a different depth, with priority given in ascending order to objectives above the authorized depth, and then in descending order to objectives below the authorized depth; (7) a proposal to plug back and attempt to complete the well at a depth shallower than the authorized depth, with priority given to objectives in ascending order up the hole; (8) a proposal to deepen the well below the authorized depth; and (9) a proposal to sidetrack the well to a new target objective, with priority given first in ascending order to objectives above the authorized depth, and then in descending order to objectives below the authorized depth.

In a horizontal well, the Operator shall have the right to cease drilling at any time, for any reason, after it has drilled a well to the objective formation and has drilled laterally for a distance which is at least equal to fifty percent (50%) of the length of the total horizontal displacement (displacement from true vertical) proposed for the operation; if in such event the well will be deemed to be at its "authorized depthh as that term is used in this Agreement.

If at the time the parties are considering a proposed operation, the well is in such condition, in the Operator's judgment, that a reasonably prudent operator would not conduct such operation for fear of mechanical difficulties, placing the hole, equipment or personnel in danger of loss or injury, or fear of loss of the well for any reason without being able to attempt a completion at the authorized depth, then the proposal shall be given no priority to any proposed operation except for plugging and abandoning the well.

B.
In the event any Consenting Party desires to deepen a Non-Consent Well to a depth below the authorized depth, such party shall give notice thereof, complying with the requirements of Article Vl.8.1., to all parties (including Non-Consenting Parties). Thereupon Articles Vl.8.1. and 2. shall apply and all parties receiving such notice shall have the right to participate or not participate in the deepening of such well pursuant to said Articles Vl.8.1. and 2 . If a deepening operation is approved pursuant to such provisions, and if any Non-Consenting Party elects to participate in the deepening operation, such Non Consenting Party shall pay or make reimbursement (as the case may be) of the following costs and expenses:

(i)
If the proposal to deepen is made prior to the completion of such well as a well capable of producing in paying quantities, such Non-Consenting Party shall pay (or reimburse Consenting Parties for, as the case may be) that share of costs and expenses incurred in connection with the drilling of said well from the surface to the authorized depth which Non-Consenting Party would have paid had such Non Consenting Party agreed to participate therein, plus the Non-Consenting Party's share of the cost of deepening and of participating in any further operations on the well in accordance with the other provisions of this Agreement; provided, however, all costs for testing and completion or attempted completion of the well incurred by Consenting Parties prior to the point of actual operations to deepen beyond the authorized depth shall be for the sole account of Consenting Parties. Notwithstanding the foregoing, if the Non-Consent well was drilled as a horizontal well, the Non-Consenting Party will be obligated to pay or reimburse the Consenting

17 -A

 Parties only that share of the costs and expenses of drilling the vertical portion of the well from the surface to the point that the well is deviated from the vertical.

(ii)
If the proposal is made for a Non-Consent Well that has been previously completed as a well capable of producing in paying quantities. but is no longer capable of producing in paying Quantities. such Non-Consenting Party shall pay (or reimburse Consenting Parties for. as the case may be) its proportionate share of all costs of drilling, completing, and equipping said well from the surface to the authorized depth. calculated in the manner provided in paragraph (i) above, less those costs recouped by the Consenting Parties from the sale of production from the well. The Non-Consenting Party shall also pay its proportionate share of all costs of re entering said well. The Non-Consenting Parties' proportionate part (based on the percentage of such well Non-Consenting Party would have owned had it previously participated in such Non-Consent Well) of the costs of salvable materials and equipment remaining in the hole and salvable surface equipment used in connection with such well shall be determined in accordance with Exhibit "C". If the Consenting Parties have recouped the cost of drilling, completing, and equipping the well at the time such deepening operation is conducted, then a Non-Consenting Party may participate in the deepening of the well with no payment for costs incurred prior to re-entering the well for deepening.  Notwithstanding the foregoing, if the Non-Consent well was drilled as a horizontal well. the Non-Consenting Party will be obligated to pay or reimburse the Consenting Parties only that share of the costs and expenses of drilling the vertical portion of the well from the surface to the point that the well is deviated from the vertical.

C.
Gas production attributable to any Non-Consenting Party's relinquished interest which was committed to a gas sales contract prior to the date of the relinquishment shall, upon such party's election, be sold to its purchaser, if the purchaser elects to take such production under the terms of its existing gas sales contract. Such Non-Consenting Party shall direct its purchaser to remit the proceeds received from such sale directly to the Consenting Parties until the amounts provided in Article VI.B.2 are recovered from the Non-Consenting Party's relinquished interest. If such Non-Consenting Party has not contracted for sale of its gas at the time such gas is available for delivery, or does not elect to have its gas delivered to its purchaser as provided above, the Consenting Party shall be entitled to receive and sell such Non-Consenting Party's share of gas during the recoupment period.

D.
If operations (including a completion attempt) are necessary to maintain lease acreage which would otherwise expire under the terms of the lease or leases covering such acreage. or are required as a result of a demand for drilling by a lessor, or are necessary to earn leasehold interests or acreage under a farmout or other exploration agreement. the Non-Consent provision shall be changed from that set forth in Article VI to require a non-reversionary assignment of all rights, title. and interest by the party or parties not participating in such operations as to that portion of the acreage (but not any mineral interests owned by a party hereto except to the extent of the lessee's interest under a lease effected under Article Ill.A hereof) and/or leasehold interest which would otherwise have been lost or not earned without such operations. The provisions of Article VI shall. however. continue to apply to any portion of the Contract Area which is not so jeopardized or not to be earned and which is within the same drilling, production or proration unit. The interests of the parties in said unit shall be adjusted on a surface acreage basis after recovery by the Consenting Parties of the costs to be recouped pursuant to Articles VI.B (2) (a) and (b) and/or VII.D (I), as applicable, with respect to the Non-Consenting Party's interest in the unit subject thereto, and, for avoidance of doubt, the reversion as to such interests not in jeopardy or not to be earned shall occur at the same point in time as such reversion would have occurred absent the forfeiture and assignment. The leasehold interests and oil and gas interests so required to be forfeited and assigned (and the unit, should it contain both forfeiture and reversionary interests) to the Consenting Parties by the Non-Consenting Parties shall no longer be subject to this agreement but shall be subject to an operating agreement) identical to this agreement changed only to reflect the names and new interests of the parties. If operations are proposed on a lease, or on lands pooled therewith, within the last six (6) months of the primary term of a lease not otherwise maintained by other operations or production, such proposed operations will be considered as operations necessary to maintain the lease.

E.
If the parties hereto into an agreement between themselves and/or with any third party covering drilling and/or operations on the Contract Area or on other land and leases which are pooled or unitized therewith. then such operating agreement shall supersede this Agreement as to the rights and obligations of the parries with respect to such land and operations. During the term of such other operating agreement, this Agreement shall continue to govern the rights and obligations of the parties as to the balance of the land and depths covered by this Agreement. At such time. if ever, that such other operating agreement shall terminate, or any portion of the Contract Area is released therefrom, then this Agreement shall again become effective as to such land and depths, it being the intent of the parties that there shall never be a time during the term of this Agreement when a portion of the Contract Area is not subject to an operating agreement between the parties hereto.

F.
In the event it is evident in any party's reasonable judgment that AFE overruns of more than ten percent (10%) of the total AFE for such operations are likely to occur prior to the completion of the approved operations. then such party shall notify the other parties and Operator shall immediately furnish to Non-Operators a revised a AFE for approval of the parties. All parties who wish to consent to the revised AFE shall notify Operator of such fact within forty-eight (48) hours after receipt of the revised AFE and Operator shall advise the consenting parties of the total interest of parties approving such AFE and its recommendation as to whether the consenting parties should proceed with the operation as proposed. Each consenting party, within forty-eight (48) hours inclusive of Saturday. Sunday and legal holidays after eceipt of such notice, shall advise the proposing party of its desire to {a) limit participation to such party's interest as shown on Exhibit "A" or (b) carry its proportionate part of non-consenting party's interest and failure to advise the proposing party shall be deemed an election under (a) or (c) only during the drilling and completion operations  originally proposed, reduce its percentage interest so its total expenditures would be equal to the amount committed to the original AFE.  The proposing party, at its election, may withdraw  such  proposal if there is insufficient participation and shall promptly notify all parties of such decision.  Should less than all parties consent to the revised AFE, and at least one consenting party commences operation under the revised AFE within forty-eight (48) hours after expiration of the original forty-eight (48) hour notice period, the non-consenting parties shall be subject to the non-consent penalties prescribed herein. Provided however, Operator shall have the responsibility and authority to take any actions deemed necessary to conduct continuous operations of a well until such time as Operator receives the required approval mentioned hereinabove.  In this event, a party that does not  wish  to participate in such operation shall remain liable for its share of such operation unless and until such time as its interest is assumed by the participating parties.  In the event no party elects to proceed under any such revised AFE, Operator shall immediately proceed to abandon the applicable operation in accordance with the terms set forth herein.

17 -B

G.
Each Non-Operator will have the right, on an ongoing basis, to participate for its proportionate share as set out on Exhibit "A" to this Agreement, in the acquisition or construction of any gathering, processing. or plant facilities that may be necessary or convenient for the production or transmission of any gas produced under the terms of this Agreement, in which the Non-Operator has an interest.

H.
In addition to the terms set forth in Exhibit "C" COPAS Accounting Procedure, Joint Operations, in the event Operator receives a volume discount or other price reduction for any operations conducted or for any goods purchased, Non-Operator shall also be entitled to such discount or reduction.

I.
If at any time after one (1) year after oil and/or gas is found in commercial quantities on said Contract Area, any Non-Operator, owning at least a twenty-percent (20%) interest in the unit or having the approval from thirty-five percent (35%) of the working interest owners in the Contract Area (including Non-Operator's percent interest). considers the cost of operating the Contract Area to be excessive and is willing to operate the same for a period of one (1) year at a cost which is at least ten percent (10%) less than the cost or operating under the direct control of Operator, such Non-Operator shall deliver to Operator a written statement detailing the items of expense contributing to the alleged excessive costs proposing that such Non-Operator assume such operations, and specifying the proposed economics. Within ten (10) days of such statement, Operator shall elect in writing delivered to such Non Operator to either (a) surrender operations to the proposing Non-Operator for a period of one (1) year upon the terms contained in Non-Operator's proposal, or (b) agree to operate the Contract Area for such period of one (1) year at a cost consistent with the economics proposed by Non-Operator. If Operator elects to surrender operations, then such proposing Non-Operator forthwith shall become Operator for a minimum period on one (1) year as fully as though such Non-Operator had been herein designated Operator under the terms hereof as modified by his proposed economics. If the Non-Operator fails to reduce operating costs by at least ten percent (10%) during such one (1) year period, operations shall automatically transfer to Operator within thirty (30) days of Operator's written request and such transfer will be evidenced by filing a statement with the appropriate state authority.

17 -C

EXHIBIT A

Attached to that certain Operating Agreement dated effective __________________, _____, 2015, between PetroShare Corp, as Operator, and Providence Energy Corp., as Non-Operator.

I.	Oil and Gas Leases Subject to Agreement:

The Oil and Gas Leases more particularly described on Exhibit "A-1" attached hereto.

II.	Participants and Addresses:

Expense Interest
PetroShare Corp 7200 S. Alton Way, Suite B220 Centennial, CO 80111 Attn: Frederick J. Witsell (303) 500-1168 Office (303) 881-2157 Cell fwitsell@petrosharecorp.com	50.0000%

Providence Energy Corp.	50.0000%
16400 North Dallas Pkwy., Ste. 400 Dallas, TX 75248 Attn: Jim Sinclair (214) 522-9131 Office
(972) 934-2310 Fax jsinclair@providence-energy.com

COPAS 2005 Accounting Procedure Recommended by COPAS

Exhibit  “C”
ACCOUNTING PRODECURE
JOINT OPERATIONS
1
2		Attached to and made part of that certain Operating Agreement dated , 2015, between PetroShare Corp, as Operator, and
3		Providence Energy Corp., as Non-Operator.
4
5
6
7
8		I. GENERAL PROVISIONS
9
10		IF THE PARTIES FAIL TO SELECT EITHER ONE OF COMPETING "ALTERNATIVE'' PROVISIONS, OR SELECT ALL THE
11		COMPETING "ALTERNATIVE" PROVISIONS, ALTERNATIVE 1 IN EACH SUCH INSTANCE SHALL BE DEEMED TO HAVE
12		BEEN ADOPTED BY THE PARTIES AS A RESULT OF ANY SUCH OMISSION OR DUPLICATE NOTATION.
13
14		IN THE EVENT THAT ANY "OPTIONAL" PROVISION OF THIS ACCOUNTING PROCEDURE IS NOT ADOPTED BY THE
15		PARTIES TO THE AGREEMENT BY A TYPED, PRINTED OR HANDWRITTEN INDICATION, SUCH PROVISION SHALL NOT
16		FORM A PART OF THIS ACCOUNTING PROCEDURE, AND NO INFERENCE SHALL BE MADE CONCERNING THE INTENT
17		OF THE PARTIES IN SUCH EVENT.
18
19	1.	DEFINITIONS
20
21		All terms used in this Accounting Procedure shall have the following meaning, unless otherwise expressly defined in the Agreement:
22
23		"Affiliate'' means for a person, another person that controls, is controlled by, or is under common control with that person. In this
24		definition, (a) control means the ownership by one person, directly or indirectly, of more than fifty percent (50%) of the voting securities
25		of a corporation or, for other persons, the equivalent ownership interest (such as partnership interests), and (b) "person" means an
26		individual, corporation, partnership, trust, estate, unincorporated organization, association, or other legal entity.
27
28		"Agreement" means the operating agreement, farmout agreement, or other contract between the Parties to which this Accounting
29		Procedure is attached.
30
31		"Controllable Material" means Material that, at the time of acquisition or disposition by the Joint Account, as applicable, is so classified
32		in the Material Classification Manual most recently recommended by the Council of Petroleum Accountants Societies (COPAS).
33
34		"Equalized Freight" means the procedure of charging transportation cost to the Joint Account based upon the distance from the nearest
35		Railway Receiving Point to the property.
36
37		"Excluded Amount" means a specified excluded trucking amount most recently recommended by COPAS.
38
39		"Field Office" means a structure, or portion of a structure, whether a temporary or permanent installation, the primary function of which is
40		to directly serve daily operation and maintenance activities of the Joint Property and which serves as a staging area for directly chargeable
41		field personnel.
42
43		"First Level Supervision" means those employees whose primary function in Joint Operations is the direct oversight of the Operator's
44		field employees and/or contract labor directly employed On-site in a field operating capacity. First Level Supervision functions may
45		include, but are not limited to:
46
47		▪ Responsibility for field employees and contract labor engaged in activities that can include field operations, maintenance,
48		construction, well remedial work, equipment movement and drilling
49		▪ Responsibility for day-to-day direct oversight of rig operations
50		▪ Responsibility for day-to-day direct oversight of construction operations
51		▪ Coordination of job priorities and approval of work procedures
52		▪ Responsibility for optimal resource utilization (equipment, Materials, personnel)
53		▪ Responsibility for meeting production and field operating expense targets
54		▪ Representation of the Parties in local matters involving community, vendors, regulatory agents and landowners, as an incidental
55		part of the supervisor’s operating responsibilities
56		▪ Responsibility for all emergency responses with field staff
57		▪ Responsibility for implementing safety and environmental practices
58		▪ Responsibility for field adherence to company policy
59		▪ Responsibility for employment decisions and performance appraisals for field personnel
60		▪ Oversight of sub-groups for field functions such as electrical, safety, environmental, telecommunications, which may have group
61		or team leaders.
62
63		"Joint Account" means the account showing the charges paid and credits received in the conduct of the Joint Operations that are to be
64		shared by the Parties, but does not include proceeds attributable to hydrocarbons and by-products produced under the Agreement.
65
66
"Joint Operations" means all operations necessary or proper for the exploration, appraisal, development, production, protection, maintenance, repair, abandonment, and restoration of the Joint Property.

1

COPAS 2005 Accounting Procedure Recommended by COPAS

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66

2

COPAS 2005 Accounting Procedure Recommended by COPAS

1		"Joint Property" means the real and personal property subject to the Agreement.
2
3		"Laws" means any laws, rules, regulations, decrees, and orders of the United States of America or any state thereof and all other
4		goverenental bodies, agencies, and other authorities having jurisdiction over or affecting the provisions contained in or the transactions
5		contemplated by the Agreement or the Parties and their operations, whether such laws now exist or are hereafter amended, enacted,
6		promulgated or issued.
7
8		"Material" means personal property, equipment, supplies, or consumables acquired or held for use by the Joint Property.
9
10		"Non-Operators" means the Parties to the Agreement other than the Operator.
11
12		"Offshore Facilities" means platforms, surface and subsea development and production systems, and other support systems such as oil and
13		gas handling facilities, living quarters, offices, shops, cranes, electrical supply equipment and systems, fuel and water storage and piping,
14		heliport, marine docking installations, communication facilities, navigation aids, and other similar facilities necessary in the conduct of
15		offshore operations, all of which are located offshore.
16
17		"Off-site" means any location that is not considered On-site as defined in this Accounting Procedure.
18
19		"On-site" means on the Joint Property when in direct conduct of Joint Operations. The term "On-site" shall also include that portion of
20		Offshore Facilities, Shore Base Facilities, fabrication yards, and staging areas from which Joint Operations are conducted, or other
21		facilities that directly control equipment on the Joint Property, regardless of whether such facilities are owned by the Joint Account.
22
23		"Operator" means the Party designated pursuant to the Agreement to conduct the Joint Operations.
24
25		"Parties" means legal entities signatory to the Agreement or their successors and assigns. Parties shall be referred to individually as
26		"Party."
27
28		"Participating Interest" means the percentage of the costs and risks of conducting an operation under the Agreement that a Party agrees,
29		or is otherwise obligated, to pay and bear.
30
31		"Participating Party" means a Party that approves a proposed operation or otherwise agrees, or becomes liable, to pay and bear a share of
32		the costs and risks of conducting an operation under the Agreement.
33
34		"Personal Expenses" means reimbursed costs for travel and temporary living expenses.
35
36		"Railway Receiving Point" means the railhead nearest the Joint Property for which freight rates are published, even though an actual
37		railhead may not exist.
38
39		"Shore Base Facilities" means onshore support facilities that during Joint Operations provide such services to the Joint Property as a
40		receiving and transshipment point for Materials; debarkation point for drilling and production personnel and services; communication,
41		scheduling and dispatching center; and other associated functions serving the Joint Property.
42
43		"Supply Store" means a recognized source or common stock point for a given Material item.
44
45		"Technical Services" means services providing specific engineering, geoscience, or other professional skills, such as those performed by
46		engineers, geologists, geophysicists, and technicians, required to handle specific operating conditions and problems for the benefit of Joint
47		Operations; provided, however, Technical Services shall not include those functions specifically identified as overhead under the second
48		paragraph of the introduction of Section III (Overhead). Technical Services may be provided by the Operator, Operator's Affiliate, Non-
49		Operator, Non-Operator Affiliates, and/or third parties.
50
51	2.	STATEMENTS AND BILLINGS
52
53		The Operator shall bill Non-Operators on or before the last day of the month for their proportionate share of the Joint Account for the
54		preceding month. Such bills shall be accompanied by statements that identify the AFE (authority for expenditure), lease or facility, and all
55		charges and credits summarized by appropriate categories of investment and expense. Controllable Material shall be separately identified
56		and fully described in detail, or at the Operator's option, Controllable Material may be summarized by major Material classifications.
57		Intangible drilling costs, audit adjustments, and unusual charges and credits shall be separately and clearly identified.
58
59		The Operator may make available to Non-Operators any statements and bills required under Section I.2 and/or Section I.3.A (Advances
60		and Payments by the Parties) via email, electronic data interchange, internet websites or other equivalent electronic media in lieu of paper
61		copies. The Operator shall provide the Non-Operators instructions and any necessary information to access and receive the statements and
62		bills within the timeframes specified herein. A statement or billing shall be deemed as delivered twenty-four (24) hours (exclusive of
63		weekends and holidays) after the Operator notifies the Non-Operator that the statement or billing is available on the website and/or sent via
64		email or electronic data interchange transmission. Each Non-Operator individually shall elect to receive statements and billings
65		electronically, if available from the Operator, or request paper copies. Such election may be changed upon thirty (30) days prior written
66		notice to the Operator.

3

COPAS 2005 Accounting Procedure Recommended by COPAS

1	3.	ADVANCES AND PAYMENTS BY THE PARTIES
2
3		A. Unless otherwise provided for in the Agreement, the Operator may require the Non-Operators to advance their share of the estimated
4		cash outlay for the succeeding month's operations within fifteen (15) days after receipt of the advance request or by the first day of
5		the month for which the advance is required, whichever is later. The Operator shall adjust each monthly billing to reflect advances
6		received from the Non-Operators for such month. If a refund is due, the Operator shall apply the amount to be refunded to the
7		subsequent month's billing or advance, unless the Non-Operator sends the Operator a written request for a cash refund. The Operator
8		shall remit the refund to the Non-Operator within fifteen (15) days of receipt of such written request.
9
10		B. Except as provided below, each Party shall pay its proportionate share of all bills in full within fifteen (15) days of receipt date. If
11		payment is not made within such time, the unpaid balance shall bear interest compounded monthly at the prime rate published by the
12		Wall Street Journal on the first day of each month the payment is delinquent plus three percent (3%), per annum, or the maximum
13		contract rate permitted by the applicable usury Laws governing the Joint Property, whichever is the lesser, plus attorney's fees, court
14		costs, and other costs in connection with the collection of unpaid amounts. If the Wall Street Journal ceases to be published or
15		discontinues publishing a prime rate, the unpaid balance shall bear interest compounded monthly at the prime rate published by the
16		Federal Reserve plus three percent (3%), per annum. Interest shall begin accruing on the first day of the month in which the payment
17		was due. Payment shall not be reduced or delayed as a result of inquiries or anticipated credits unless the Operator has agreed.
18		Notwithstanding the foregoing, the Non-Operator may reduce payment, provided it furnishes documentation and explanation to the
19		Operator at the time payment is made, to the extent such reduction is caused by:
20
21		(1) being billed at an incorrect working interest or Participating Interest that is higher than such Non-Operator's actual working
22		interest or Participating Interest, as applicable; or
23		(2) being billed for a project or AFE requiring approval of the Parties under the Agreement that the Non-Operator has not approved
24		or is not otherwise obligated to pay under the Agreement; or
25		(3) being billed for a property in which the Non-Operator no longer owns a working interest, provided the Non-Operator has
26		furnished the Operator a copy of the recorded assignment or letter in-lieu. Notwithstanding the foregoing, the Non-Operator
27		shall remain responsible for paying bills attributable to the interest it sold or transferred for any bills rendered during the thirty
28		(30) day period following the Operator's receipt of such written notice; or
29		(4) charges outside the adjustment period, as provided in Section I.4 (Adjustments).
30
31	4.	ADJUSTMENTS
32
33		A. Payment of any such bills shall not prejudice the right of any Party to protest or question the correctness thereof; however, all bills
34		and statements, including payout statements, rendered during any calendar year shall conclusively be presumed to be true and correct,
35		with respect only to expenditures, after twenty-four (24) months following the end of any such calendar year, unless within said
36		period a Party takes specific detailed written exception thereto making a claim for adjustment. The Operator shall provide a response
37		to all written exceptions, whether or not contained in an audit report, within the time periods prescribed in Section I.5 (Expenditure
38		Audits).
39
40		B. All adjustments initiated by the Operator, except those described in items (1) through (4) of this Section I.4.B, are limited to the
41		twenty-four (24) month period following the end of the calendar year in which the original charge appeared or should have appeared
42		on the Operator's Joint Account statement or payout statement. Adjustments that may be made beyond the twenty-four (24) month
43		period are limited to adjustments resulting from the following:
44
45		(1) a physical inventory of Controllable Material as provided for in Section V (Inventories of Controllable Material), or
46		(2) an offsetting entry (whether in whole or in part) that is the direct result of a specific joint interest audit exception granted by the
47		Operator relating to another property, or
48		(3) a government/regulatory audit, or
49		(4) a working interest ownership or Participating Interest adjustment.
50
51	5.	EXPENDITURE AUDITS
52
53		A. A Non-Operator, upon written notice to the Operator and all other Non-Operators, shall have the right to audit the Operator's
54		accounts and records relating to the Joint Account within the twenty-four (24) month period following the end of such calendar year in
55		which such bill was rendered; however, conducting an audit shall not extend the time for the taking of written exception to and the
56		adjustment of accounts as provided for in Section I.4 (Adjustments). Any Party that is subject to payout accounting under the
57		Agreement shall have the right to audit the accounts and records of the Party responsible for preparing the payout statements, or of
58		the Party furnishing information to the Party responsible for preparing payout statements. Audits of payout accounts may include the
59		volumes of hydrocarbons produced and saved and proceeds received for such hydrocarbons as they pertain to payout accounting
60		required under the Agreement. Unless otherwise provided in the Agreement, audits of a payout account shall be conducted within the
61		twenty-four (24) month period following the end of the calendar year in which the payout statement was rendered.
62
63		Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct a joint audit in a
64		manner that will result in a minimum of inconvenience to the Operator. The Operator shall bear no portion of the Non-Operators'
65		audit cost incurred under this paragraph unless agreed to by the Operator. The audits shall not be conducted more than once each year
66		without prior approval of the Operator, except upon the resignation or removal of the Operator, and shall be made at the expense of

4

COPAS 2005 Accounting Procedure Recommended by COPAS

1		those Non-Operators approving such audit.
2
3		The Non-Operator leading the audit (hereinafter "lead audit company") shall issue the audit report within ninety (90) days after
4		completion of the audit testing and analysis; however, the ninety (90) day time period shall not extend the twenty-four (24) month
5		requirement for taking specific detailed written exception as required in Section I.4.A (Adjustments) above. All claims shall be
6		supported with sufficient documentation.
7
8		A timely filed written exception or audit report containing written exceptions (hereinafter "written exceptions") shall, with respect to
9		the claims made therein, preclude the Operator from asserting a statute of limitations defense against such claims, and the Operator
10		hereby waives its right to assert any statute of limitations defense against such claims for so long as any Non-Operator continues to
11		comply with the deadlines for resolving exceptions provided in this Accounting Procedure. If the Non-Operators fail to comply with
12		the additional deadlines in Section I.5.B or I.5.C, the Operator's waiver of its rights to assert a statute of limitations defense against
13		the claims brought by the Non-Operators shall lapse, and such claims shall then be subject to the applicable statute of limitations,
14		provided that such waiver shall not lapse in the event that the Operator has failed to comply with the deadlines in Section I.5.B or
15		I.5.C.
16
17		B. The Operator shall provide a written response to all exceptions in an audit report within one hundred eighty (180) days after Operator
18		receives such report. Denied exceptions should be accompanied by a substantive response. If the Operator fails to provide substantive
19		response to an exception within this one hundred eighty (180) day period, the Operator will owe interest on that exception or portion
20		thereof, if ultimately granted, from the date it received the audit report. Interest shall be calculated using the rate set forth in Section
21		I.3.B (Advances and Payments by the Parties).
22
23		C. The lead audit company shall reply to the Operator's response to an audit report within ninety (90) days of receipt, and the Operator
24		shall reply to the lead audit company's follow-up response within ninety (90) days of receipt; provided, however, each Non-Operator
25		shall have the right to represent itself if it disagrees with the lead audit company's position or believes the lead audit company is not
26		adequately fulfilling its duties. Unless otherwise provided for in Section I.5.E, if the Operator fails to provide substantive response
27		to an exception within this ninety (90) day period, the Operator will owe interest on that exception or portion thereof, if ultimately
28		granted, from the date it received the audit report. Interest shall be calculated using the rate set forth in Section I.3.B (Advances and
29		Payments by the Parties).
30
31		D. If any Party fails to meet the deadlines in Sections I.5.B or I.5.C or if any audit issues are outstanding fifteen (15) months after
32		Operator receives the audit report, the Operator or any Non-Operator participating in the audit has the right to call a resolution
33		meeting, as set forth in this Section I.5.D or it may invoke the dispute resolution procedures included in the Agreement, if applicable.
34		The meeting will require one month's written notice to the Operator and all Non-Operators participating in the audit. The meeting
35		shall be held at the Operator's office or mutually agreed location, and shall be attended by representatives of the Parties with
36		authority to resolve such outstanding issues. Any Party who fails to attend the resolution meeting shall be bound by any resolution
37		reached at the meeting. The lead audit company will make good faith efforts to coordinate the response and positions of the
38		Non-Operator participants throughout the resolution process; however, each Non-Operator shall have the right to represent itself.
39		Attendees will make good faith efforts to resolve outstanding issues, and each Party will be required to present substantive information
40		supporting its position. A resolution meeting may be held as often as agreed to by the Parties. Issues unresolved at one meeting may
41		be discussed at subsequent meetings until each such issue is resolved.
42
43		If the Agreement contains no dispute resolution procedures and the audit issues cannot be resolved by negotiation, the dispute shall
44		shall choose a mutually acceptable mediator and share the costs of mediation services equally. The Parties shall each have present
45		be submitted to mediation. In such event, promptly following one Party's written request for mediation, the Parties to the dispute
46		at the mediation at least one individual who has the authority to settle the dispute. The Parties shall make reasonable efforts to
47		ensure that the mediation commences within sixty (60) days of the date of the mediation request. Notwithstanding the above, any
48		Party may file a lawsuit or complaint (1) if the Parties are unable after reasonable efforts, to commence mediation within sixty (60)
49		days of the date of the mediation request, (2) for statute of limitations reasons, or (3) to seek a preliminary injunction or other
50		provisional judicial relief, if in its sole judgment an injunction or other provisional relief is necessary to avoid irreparable damage or
51		to preserve the status quo. Despite such action, the Parties shall continue to try to resolve the dispute by mediation.
52
53		E. ☐ (Optional Provision- Forfeiture Penalties)
54		If the Non-Operators fail to meet the deadline in Section I.5.C, any unresolved exceptions that were not addressed by the Non
55		Operators within one (1) year following receipt of the last substantive response of the Operator shall be deemed to have been
56		withdrawn by the Non-Operators. If the Operator fails to meet the deadlines in Section I.5.B or I.5.C, any unresolved exceptions that
57		were not addressed by the Operator within one (1) year following receipt of the audit report or receipt of the last substantive response
58		of the Non-Operators, whichever is later, shall be deemed to have been granted by the Operator and adjustments shall be made,
59		without interest, to the Joint Account.
60
61	6.	APPROVAL BY PARTIES
62
63		A. GENERAL MATTERS
64
65		Where an approval or other agreement of the Parties or Non-Operators is expressly required under other Sections of this Accounting
66		Procedure and if the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, the

5

COPAS 2005 Accounting Procedure Recommended by COPAS

1		Operator shall notify all Non-Operators of the Operator's proposal and the agreement or approval of a majority in interest of the
2		Non-Operators shall be controlling on all Non-Operators.
3
4		This Section I.6.A applies to specific situations of limited duration where a Party proposes to change the accounting for charges from
5		that prescribed in this Accounting Procedure. This provision does not apply to amendments to this Accounting Procedure, which are
6		covered by Section I.6.B.
7
8	B.	AMENDMENTS
9
10		If the Agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, this Accounting
11		Procedure can be amended by an affirmative vote of One (1) or more Parties, one of which is the Operator,
12		having a combined working interest of at least Seventy Six percent ( 76%), which approval shall be binding on all Parties,
13		provided, however, approval of at least one (1) Non-Operator shall be required.
14
15	C.	AFFILIATES
16
17		For the purposes of administering the voting procedures in Section I.6.A and I.6.B, if Parties to this Agreement are Affiliates of each
18		other, then such Affiliates shall be combined and treated as a single Party having the combined working interest or Participating
19		Interest of such Affiliates.
20
21		For the purposes of administering the voting procedures in Section I.6.A, if a Non-Operator is an Affiliate of the Operator, votes
22		under Section I.6.A shall require the majority in interest of the Non-Operator(s) after excluding the interest of the Operator's
23		Affiliate.
24
25		II. DIRECT CHARGES
26
27		The Operator shall charge the Joint Account with the following items:
28
29	1.	RENTALS AND ROYALTIES
30
31		Lease rentals and royalties paid by the Operator, on behalf of all Parties, for the Joint Operations.
32
33	2.	LABOR
34
35		A. Salaries and wages, including incentive compensation programs as set forth in COPAS MFI-37 ("Chargeability of Incentive
36		Compensation Programs"), for
37
38		(1) Operator's field employees directly employed On-site in the conduct of Joint Operations,
39
40		(2) Operator's employees directly employed on Shore Base Facilities, Offshore Facilities, or other facilities serving the Joint
41		Property if such costs are not charged under Section II.6 (Equipment and Facilities Furnished by Operator) or are not a
42		function covered under Section III (Overhead),
43
44		(3) Operator's employees providing First Level Supervision,
45
46		(4) Operator's employees providing On-site Technical Services for the Joint Property if such charges are excluded from the
47		overhead rates in Section III (Overhead),
48
49		(5) Operator's employees providing Off-site Technical Services for the Joint Property if such charges are excluded from the
50		overhead rates in Section III (Overhead).
51
52		Charges for the Operator's employees identified in Section II.2.A may be made based on the employee's actual salaries and wages,
53		or in lieu thereof, a day rate representing the Operator's average salaries and wages of the employee's specific job category.
54
55		Charges for personnel chargeable under this Section II.2.A who are foreign nationals shall not exceed comparable compensation paid
56		to an equivalent U.S. employee pursuant to this Section II.2, unless otherwise approved by the Parties pursuant to Section
57		I.6.A (General Matters).
58
59		B. Operator's cost of holiday, vacation, sickness, and disability benefits, and other customary allowances paid to employees whose
60		salaries and wages are chargeable to the Joint Account under Section II.2.A, excluding severance payments or other termination
61		allowances. Such costs under this Section II.2.B may be charged on a "when and as-paid basis" or by "percentage assessment" on the
62		amount of salaries and wages chargeable to the Joint Account under Section II.2.A. If percentage assessment is used, the rate shall
63		be based on the Operator's cost experience.
64
65		C. Expenditures or contributions made pursuant to assessments imposed by governmental authority that are applicable to costs
66		chargeable to the Joint Account under Sections II.2.A and B

6

COPAS 2005 Accounting Procedure Recommended by COPAS
1		D. Personal Expenses of personnel whose salaries and wages are chargeable to the Joint Account under Section II.2.A when the
2		expenses are incurred in connection with directly chargeable activities.
3
4		E. Reasonable relocation costs incurred in transferring to the Joint Property personnel whose salaries and wages are chargeable to the
5		Joint Account under Section 11.2.A. Notwithstanding the foregoing, relocation costs that result from reorganization or merger of a
6		Party, or that are for the primary benefit of the Operator, shall not be chargeable to the Joint Account. Extraordinary relocation
7		costs, such as those incurred as a result of transfers from remote locations, such as Alaska or overseas, shall not be charged to the
8		Joint Account unless approved by the Parties pursuant to Section I.6.A (General Matters).
9
10		F. Training costs as specified in COPAS MFI-35 ("Charging of Training Costs to the Joint Account") for personnel whose salaries and
11		wages are chargeable under Section II.2.A. This training charge shall include the wages, salaries, training course cost, and Personal
12		Expenses incurred during the training session. The training cost shall be charged or allocated to the property or properties directly
13		benefiting from the training. The cost of the training course shall not exceed prevailing commercial rates, where such rates are
14		available.
15
16		G. Operator's current cost of established plans for employee benefits, as described in COPAS MFI-27 ("Employee Benefits Chargeable
17		to Joint Operations and Subject to Percentage Limitation"), applicable to the Operator's labor costs chargeable to the Joint Account
18		under Sections II.2.A and B based on the Operator's actual cost not to exceed the employee benefits limitation percentage most
19		recently recommended by COPAS.
20
21		H. Award payments to employees, in accordance with COPAS MFI-49 ("Awards to Employees and Contractors") for personnel whose
22		salaries and wages are chargeable under Section II.2.A.
23
24	3.	MATERIAL
25
26		Material purchased or furnished by the Operator for use on the Joint Property in the conduct of Joint Operations as provided under Section
27		IV (Material Purchases, Transfers, and Dispositions). Only such Material shall be purchased for or transferred to the Joint Property as
28		may be required for immediate use or is reasonably practical and consistent with efficient and economical operations. The accumulation
29		of surplus stocks shall be avoided.
30
31	4.	TRANSPORTATION
32
33		A. Transportation of the Operator's, Operator's Affiliate's, or contractor's personnel necessary for Joint Operations.
34
35		B. Transportation of Material between the Joint Property and another property, or from the Operator's warehouse or other storage point
36		to the Joint Property, shall be charged to the receiving property using one of the methods listed below. Transportation of Material
37		from the Joint Property to the Operator's warehouse or other storage point shall be paid for by the Joint Property using one of the
38		methods listed below:
39
40		(1) If the actual trucking charge is less than or equal to the Excluded Amount the Operator may charge actual trucking cost or a
41		theoretical charge from the Railway Receiving Point to the Joint Property. The basis for the theoretical charge is the per
42		hundred weight charge plus fuel surcharges from the Railway Receiving Point to the Joint Property. The Operator shall
43		consistently apply the selected alternative.
44
45		(2) If the actual trucking charge is greater than the Excluded Amount the Operator shall charge Equalized Freight. Accessorial
46		charges such as loading and unloading costs, split pick-up costs, detention, call out charges, and permit fees shall be charged
47		directly to the Joint Property and shall not be included when calculating the Equalized Freight.
48
49	5.	SERVICES
50
51		The cost of contract services, equipment, and utilities used in the conduct of Joint Operations, except for contract services, equipment, and
52		utilities covered by Section III (Overhead), or Section II.7 (Affiliates), or excluded under Section II.9 (Legal Expense). Awards paid to
53		contractors shall be chargeable pursuant to COPAS MFl-49 ("Awards to Employees and Contractors").
54
55		The costs of third party Technical Services are chargeable to the extent excluded from the overhead rates under Section III (Overhead).
56
57	6.	EQUIPMENT AND FACILITIES FURNISHED BY OPERATOR
58
59		In the absence of a separately negotiated agreement, equipment and facilities furnished by the Operator will be charged as follows:
60
61		A. The Operator shall charge the Joint Account for use of Operator-owned equipment and facilities, including but not limited to
62		production facilities, Shore Base Facilities, Offshore Facilities, and Field Offices, at rates commensurate with the costs of ownership
63		and operation. The cost of Field Offices shall be chargeable to the extent the Field Offices provide direct service to personnel who
64		are chargeable pursuant to Section II.2.A (Labor). Such rates may include labor, maintenance, repairs, other operating expense,
65		insurance, taxes, depreciation using straight line depreciation method, and interest on gross investment less accumulated depreciation
66		not to exceed ten percent ( 10%) per annum; provided, however, depreciation shall not be charged when the

7

COPAS 2005 Accounting Procedure Recommended by COPAS

1		equipment and facilities investment have been fully depreciated. The rate may include an element of the estimated cost for
2		abandonment, reclamation, and dismantlement. Such rates shall not exceed the average commercial rates currently prevailing in the
3		immediate area of the Joint Property.
4
5		B. In lieu of charges in Section II.6.A above, the Operator may elect to use average commercial rates prevailing in the immediate area
6		of the Joint Property, less twenty percent (20%). If equipment and facilities are charged under this Section II.6.B, the Operator shall
7		adequately document and support commercial rates and shall periodically review and update the rate and the supporting
8		documentation. For automotive equipment, the Operator may elect to use rates published by the Petroleum Motor Transport
9		Association (PMTA) or such other organization recognized by COPAS as the official source of rates.
10
11	7.	AFFILIATES
12
13		A. Charges for an Affiliate's goods and/or services used in operations requiring an AFE or other authorization from the Non-Operators
14		may be made without the approval of the Parties provided (i) the Affiliate is identified and the Affiliate goods and services are
15		specifically detailed in the approved AFE or other authorization, and (ii) the total costs for such Affiliate's goods and services billed
16		to such individual project do not exceed $ 200.000.00 If the total costs for an Affiliate's goods and services charged to such
17		individual project are not specifically detailed in the approved AFE or authorization or exceed such amount, charges for such
18		Affiliate shall require approval of the Parties, pursuant to Section I.6.A (General Matters).
19
20		B. For an Affiliate's goods and/or services used in operations not requiring an AFE or other authorization from the Non-Operators,
21		charges for such Affiliate's goods and services shall require approval of the Parties, pursuant to Section I.6.A (General Matters), if the
22		charges exceed $ 200.000.00 in a given calendar year.
23
24		C. The cost of the Affiliate's goods or services shall not exceed average commercial rates prevailing in the area of the Joint Property,
25		unless the Operator obtains the Non-Operators' approval of such rates. The Operator shall adequately document and support
26		commercial rates and shall periodically review and update the rate and the supporting documentation; provided, however,
27		documentation of commercial rates shall not be required if the Operator obtains Non-Operator approval of its Affiliate's rates or
28		charges prior to billing Non-Operators for such Affiliate's goods and services. Notwithstanding the foregoing, direct charges for
29		Affiliate-owned communication facilities or systems shall be made pursuant to Section II.12 (Communications).
30
31		If the Parties fail to designate an amount in Sections II.7.A or II.7.B, in each instance the amount deemed adopted by the Parties as a
32		result of such omission shall be the amount established as the Operator's expenditure limitation in the Agreement. If the Agreement
33		does not contain an Operator's expenditure limitation, the amount deemed adopted by the Parties as a result of such omission shall be
34		zero dollars ($ 0.00).
35
36	8.	DAMAGES AND LOSSES TO JOINT PROPERTY
37
38		All costs or expenses necessary for the repair or replacement of Joint Property resulting from damages or losses incurred, except to the
39		extent such damages or losses result from a Party's or Parties' gross negligence or willful misconduct, in which case such Party or Parties
40		shall be solely liable.
41
42		The Operator shall furnish the Non-Operator written notice of damages or losses incurred as soon as practicable after a report has been
43		received by the Operator.
44
45	9.	LEGAL EXPENSE
46
47		Recording fees and costs of handling, settling, or otherwise discharging litigation, claims, liens and /title and regulatory work incurred in or resulting from
48		operations under the Agreement, or necessary to protect or recover the Joint Property, to the extent permitted under the Agreement. Costs
49		of the Operator's or Affiliate's legal staff or outside attorneys, including fees and expenses, are not chargeable unless approved by the
50		Parties pursuant to Section I.6.A (General Matters) or otherwise provided for in the Agreement.
51
52		Notwithstanding the foregoing paragraph, costs for procuring abstracts, fees paid to outside attorneys for title examinations (including
53		preliminary, supplemental, shut-in royalty opinions, division order title opinions), and curative work shall be chargeable to the extent
54		permitted as a direct charge in the Agreement.
55
56
57	10.	TAXES AND PERMITS
58
59		All taxes and permitting fees of every kind and nature, assessed or levied upon or in connection with the Joint Property, or the production
60		therefrom, and which have been paid by the Operator for the benefit of the Parties, including penalties and interest, except to the extent the
61		penalties and interest result from the Operator's gross negligence or willful misconduct.
62
63		If ad valorem taxes paid by the Operator are based in whole or in part upon separate valuations of each Party's working interest, then
64		notwithstanding any contrary provisions, the charges to the Parties will be made in accordance with the tax value generated by each Party's
65		working interest.
66

8

COPAS 2005 Accounting Procedure Recommended by COPAS

1		Costs of tax consultants or advisors, the Operator's employees, or Operator's Affiliate employees in matters regarding ad valorem or other
2		tax matters, are not permitted as direct charges unless approved by the Parties pursuant to Section I.6.A (General Matters).
3
4		Charges to the Joint Account resulting from sales/use tax audits, including extrapolated amounts and penalties and interest, are permitted,
5		provided the Non-Operator shall be allowed to review the invoices and other underlying source documents which served as the basis for
6		tax charges and to determine that the correct amount of taxes were charged to the Joint Account. If the Non-Operator is not permitted to
7		review such documentation, the sales/use tax amount shall not be directly charged unless the Operator can conclusively document the
8		amount owed by the Joint Account.
9
10	11.	INSURANCE
11
12		Net premiums paid for insurance required to be carried for Joint Operations for the protection of the Parties. If Joint Operations are
13		conducted at locations where the Operator acts as self-insurer in regard to its worker's compensation and employer's liability insurance
14		obligation, the Operator shall charge the Joint Account manual rates for the risk assumed in its self-insurance program as regulated by the
15		jurisdiction governing the Joint Property. In the case of offshore operations in federal waters, the manual rates of the adjacent state shall be
16		used for personnel performing work On-site, and such rates shall be adjusted for offshore operations by the U.S. Longshoreman and
17		Harbor Workers (USL&H) or Jones Act surcharge, as appropriate.
18
19	12.	COMMUNICATIONS
20
21		Costs of acquiring, leasing, installing. operating. repairing. and maintaining communication facilities or systems, including satellite, radio
22		and microwave facilities, between the Joint Property and the Operator's office(s) directly responsible for field operations in accordance
23		with the provisions of COPAS MFI-44 ("Field Computer and Communication Systems"). If the communications facilities or systems
24		serving the Joint Property are Operator-owned, charges to the Joint Account shall be made as provided in Section II.6 (Equipment and
25		Facilities Furnished by Operator). If the communication facilities or systems serving the Joint Property are owned by the Operator's
26		Affiliate, charges to the Joint Account shall not exceed average commercial rates prevailing in the area of the Joint Property. The Operator
27		shall adequately document and support commercial rates and shall periodically review and update the rate and the supporting
28		documentation.
29
30	13.	ECOLOGICAL, ENVIRONMENTAL, AND SAFETY
31
32		Costs incurred for Technical Services and drafting to comply with ecological, environmental and safety Laws or standards recommended by
33		Occupational Safety and Health Administration (OSHA) or other regulatory authorities. All other labor and functions incurred for
34		ecological, environmental and safety matters, including management, administration, and permitting, shall be covered by Sections II.2
35		(Labor), II.5 (Services), or Section III (Overhead), as applicable.
36
37		Costs to provide or have available pollution containment and removal equipment plus actual costs of control and cleanup and resulting
38		responsibilities of oil and other spills as well as discharges from permitted outfalls as required by applicable Laws, or other pollution
39		containment and removal equipment deemed appropriate by the Operator for prudent operations, are directly chargeable.
40
41	14.	ABANDONMENT AND RECLAMATION
42
43		Costs incurred for abandonment and reclamation of the Joint Property, including costs required by lease agreements or by Laws.
44
45	15.	OTHER EXPENDITURES
46
47		Any other expenditure not covered or dealt with in the foregoing provisions of this Section II (Direct Charges), or in Section III
48		(Overhead) and which is of direct benefit to the Joint Property and is incurred by the Operator in the necessary and proper conduct of the
49		Joint Operations. Charges made under this Section II.1.5 shall require approval of the Parties, pursuant to Section I.6.A (General Matters).
50
51
52		III. OVERHEAD
53
54		As compensation for costs not specifically identified as chargeable to the Joint Account pursuant to Section II (Direct Charges), the Operator
55		shall charge the Joint Account in accordance with this Section III.
56
57		Functions included in the overhead rates regardless of whether performed by the Operator, Operator's Affiliates or third parties and regardless
58		of location, shall include, but not be limited to, costs and expenses of:
59
60		▪ warehousing, other than for warehouses that are jointly owned under this Agreement
61		▪ design and drafting (except when allowed as a direct charge under Sections II.13, III..I.A.(ii), and III.2, Option B)
62		▪ inventory costs not chargeable under Section V (Inventories of Controllable Material)
63		▪ procurement
64		▪ administration
65		▪ accounting and auditing
66		▪ gas dispatching and gas chart integration

9

COPAS 2005 Accounting Procedure Recommended by COPAS

1		▪ human resources
2		▪ management
3		▪ supervision not directly charged under Section II.2 (Labor)
4		▪ legal services not directly chargeable under Section II.9 (Legal Expense)
5		▪ taxation, other than those costs identified as directly chargeable under Section II.10 (Taxes and Permits)
6		▪ preparation and monitoring of permits and certifications; preparing regulatory reports; appearances before or meetings with
7		governmental agencies or other authorities having jurisdiction over the Joint Property, other than On-site inspections; reviewing,
8		interpreting, or submitting contents on or lobbying with respect to Laws or proposed Laws.
9
10		Overhead charges shall include the salaries or wages plus applicable payroll burdens, benefits, and Personal Expenses of personnel performing
11		overhead functions, as well as office and other related expenses of overhead functions.
12
13	1.	OVERHEAD-DRILLING AND PRODUCING OPERATIONS
14
15		As compensation for costs incurred but not chargeable under Section II (Direct Charges) and not covered by other provisions of this
16		Section III, the Operator shall charge on either:
17
18		☑ (Alternative 1) Fixed Rate Basis, Section III.1.B.
19		☐ (Alternative 2) Percentage Basis, Section III.1.C.
20
21	A.	TECHNICAL SERVICES
22
23		(i) Except as otherwise provided in Section II.13 (Ecological Environmental and Safety) and Section III.2 (Overhead - Major
24		Construction and Catastrophe), or by approval of the Parties pursuant to Section I.6.A (General Matters), the salaries, wages,
25		related payroll burdens and benefits, and Personal Expenses for On-site Technical Services, including third party Technical
26		Services:
27
28		☑ (Alternative 1- Direct) shall be charged direct to the Joint Account.
29
30		☐ (Alternative 2 - Overhead) shall be covered by the overhead rates.
31
32		(ii) Except as otherwise provided in Section II.13 (Ecological, Environmental, and Safety) and Section III.2 (Overhead - Major
33		Construction and Catastrophe), or by approval of the Parties pursuant to Section I.6.A (General Matters), the salaries, wages,
34		related payroll burdens and benefits, and Personal Expenses for Off-site Technical Services, including third party Technical
35		Services:
36
37		☐ (Alternative 1 - All Overhead) shall be covered by the overhead rates.
38
39		☐ (Alternative 2 - All Direct) shall be charged direct to the Joint Account.
40
41		☑ (Alternative 3 - Drilling Direct) shall be charged direct to the Joint Account, only to the extent such Technical Services
42		are directly attributable to drilling, redrilling, deepening, or sidetracking operations, through completion, temporary
43		abandonment, or abandonment if a dry hole. Off-site Technical Services for all other operations, including workover,
44		recompletion, abandonment of producing wells, and the construction or expansion of fixed assets not covered by Section
45		III.2 (Overhead · Major Construction and Catastrophe) shall be covered by the overhead rates.
46
47		Notwithstanding anything to the contrary in this Section III, Technical Services provided by Operator's Affiliates are subject to limitations
48		set forth in Section II.7 (Affiliates). Charges for Technical personnel performing non-technical work shall not be governed by this Section
49		III.1 .A. but instead governed by other provisions of this Accounting Procedure relating to the type of work being performed.
50
51	B.	OVERHEAD-FIXED RATE BASIS
52
53		(1) The Operator shall charge the Joint Account at the following rates per well per month:
54
55		Drilling Well Rate per month $7,500.00 (prorated for less than a full month) / for wells drilled to a TVD of 4,200 feet or more. 5,000.00 for well drilled to a TVD of less than 4,200 feet
56
57		Producing Well Rate per month $750.00 for wells drilled to a TVD of 4,200 feet or more. 500.00 for wells drilled to a TVD of less than 4,200 feet.
58
59		(2) Application of Overhead-Drilling Well Rate shall be as follows:
60
61		(a) Charges for onshore drilling wells shall begin on the ~~spud~~ date /location work begins and terminate on the date the drilling and/or completion
62		equipment used on the well is released, whichever occurs later. Charges for offshore and inland waters drilling wells shall
63		begin on the date the drilling or completion equipment arrives on location and terminate on the date the drilling or completion
64		equipment moves off location, or is released, whichever occurs first. No charge shall be made during suspension of drilling
65		and/or completion operations for fifteen (15) or more consecutive calendar days.
66

10

COPAS 2005 Accounting Procedure Recommended by COPAS

1		(b) Charges for any well undergoing any type of workover, recompletion, and/or abandonment for a period of five (5) or more
2		consecutive work-days shall be made at the Drilling Well Rate. Such charges shall be applied for the period from date
3		operations, with rig or other units used in operations, commence through date of rig or other unit release, except that no charges
4		shall be made during suspension of operations for fifteen (15) or more consecutive calendar days.
5
6		(3) Application of Overhead-Producing Well Rate shall be as follows:
7
8		(a) An active well that is produced, injected into for recovery or disposal, or used to obtain water supply to support operations for
9		any portion of the month shall be considered as a one-well charge for the entire month.
10
11		(b) Each active completion in a multi-completed well shall be considered as a one-well charge provided each completion is
12		considered a separate well by the governing regulatory authority.
13
14		(c) A one-well charge shall be made for the month in which plugging and abandonment operations are completed on any well,
15		unless the Drilling Well Rate applies, as provided in Sections III.1.B.(2)(a) or (b). This one-well charge shall be made whether
16		or not the well has produced.
17
18		(d) An active gas well shut in because of overproduction or failure of a purchaser, processor, or transporter to take production shall
19		be considered as a one-well charge provided the gas well is directly connected to a permanent sales outlet.
20
21		(e) Any well not meeting the criteria set forth in Sections III.1.B.(3) (a), (b), (c), or (d) shall not qualify for a producing overhead
22		charge.
23
24		(4) The well rates shall be adjusted on the first day of April each year following the effective date of the Agreement; provided,
25		however, if this Accounting Procedure is attached to or otherwise governing the payout accounting under a farmout agreement, the
26		rates shall be adjusted on the first day of April each year following the effective date of such farmout agreement. The adjustment
27		shall be computed by applying the adjustment factor most recently published by COPAS. The adjusted rates shall be the initial or
28		amended rates agreed to by the Parties increased or decreased by the adjustment factor described herein, for each year from the
29		effective date of such rates, in accordance with COPAS MFI-47 ("Adjustment of Overhead Rates").
30
31	C.	OVERHEAD-PERCENTAGE BASIS
32
33		(1) Operator shall charge the Joint Account at the following rates:
34
35		(a) Development Rate ______ percent (_____ ) % of the cost of development of the Joint Property, exclusive of costs
36		provided under Section II.9 (Legal Expense) and all Material salvage credits.
37
38		(b) Operating Rate _________percent (_____%) of the cost of operating the Joint Property, exclusive of costs
39		provided under Sections II.1 (Rentals and Royalties) and II.9 (Legal Expense); all Material salvage credits; the value
40		of substances purchased for enhanced recovery; all property and ad valorem taxes, and any other taxes and assessments that
41		are levied, assessed, and paid upon the mineral interest in and to the Joint Property.
42
43		(2) Application of Overhead-Percentage Basis shall be as follows:
44
45		(a) The Development Rate shall be applied to all costs in connection with:
46
47		[i] drilling, redrilling, sidetracking, or deepening of a well
48		[ii] a well undergoing plugback or workover operations for a period of five (5) or more consecutive work-days
49		[iii] preliminary expenditures necessary in preparation for drilling
50		[iv] expenditures incurred in abandoning when the well is not completed as a producer
51		[v] construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a
52		fixed asset, other than Major Construction or Catastrophe as defined in Section lli.2 (Overhead-Major Construction
53		and Catastrophe).
54
55		(b) The Operating Rate shall be applied to all other costs in connection with Joint Operations, except those subject to Section III.2
56		(Overhead-Major Construction and Catastrophe).
57
58	2.	OVERHEAD-MAJOR CONSTRUCTION AND CATASTROPHE
59
60		To compensate the Operator for overhead costs incurred in connection with a Major Construction project or Catastrophe, the Operator
61		shall either negotiate a rate prior to the beginning of the project, or shall charge the Joint Account for overhead based on the following
62		rates for any Major Construction project in excess of the Operator's expenditure limit under the Agreement, or for any Catastrophe
63		regardless of the amount. If the Agreement to which this Accounting Procedure is attached does not contain an expenditure limit, Major
64		Construction Overhead shall be assessed for any single Major Construction project costing in excess of $100,000 gross.
65
66

11

COPAS 2005 Accounting Procedure Recommended by COPAS

1		Major Construction shall mean the construction and installation of fixed assets, the expansion of fixed assets, and any other project clearly
2		discernible as a fixed asset required for the development and operation of the Joint Property, or in the dismantlement, abandonment,
3		removal, and restoration of platforms, production equipment, and other operating facilities.
4
5		Catastrophe is defined as a sudden calamitous event bringing damage, loss, or destruction to property or the environment, such as an oil
6		spill, blowout, explosion, fire, storm, hurricane, or other disaster. The overhead rate shall be applied to those costs necessary to restore the
7		Joint Property to the equivalent condition that existed prior to the event.
8
9		A. If the Operator absorbs the engineering, design and drafting costs related to the project:
10
11		(1) 5.0 % of total costs if such costs are less than $!00,000; plus
12
13		(2) 3.0 % of total costs in excess of $100,000 but less than $1,000,000; plus
14
15		(3) 2.0 % of total costs in excess of $1,000,000.
16
17		B. If the Operator charges engineering, design and drafting costs related to the project directly to the Joint Account:
18
19		(1) 5.0 % of total costs if such costs are less than $!00,000; plus
20
21		(2) 3.0 % of total costs in excess of $100,000 but less than $1,000,000; plus
22
23		(3) 2.0 % of total costs in excess of $1,000,000.
24
25		Total cost shall mean the gross cost of any one project. For the purpose of this paragraph, the component parts of a single Major
26		Construction project shall not be treated separately, and the cost of drilling and workover wells and purchasing and installing pumping
27		units and downhole artificial lift equipment shall be excluded. For Catastrophes, the rates shall be applied to all costs associated with each
28		single occurrence or event.
29
30		On each project, the Operator shall advise the Non-Operator(s) in advance which of the above options shall apply.
31
32		For the purposes of calculating Catastrophe Overhead, the cost of drilling relief wells, substitute wells, or conducting other well operations
33		directly resulting from the catastrophic event shall be included. Expenditures to which these rates apply shall not be reduced by salvage or
34		insurance recoveries. Expenditures that qualify for Major Construction or Catastrophe Overhead shall not qualify for overhead under any
35		other overhead provisions.
36
37		In the event of any conflict between the provisions of this Section III.2 and the provisions of Sections II.2 (Labor), II.5 (Services), or II.7
38		(Affiliates), the provisions of this Section III.2 shall govern.
39
40	3.	AMENDMENT OF OVERHEAD RATES
41
42		The overhead rates provided for in this Section III may be amended from time to time if, in practice, the rates are found to be insufficient
43		Or excessive, in accordance with the provisions of Section I.6.B (Amendments).
44
45
46		IV. MATERIAL PURCHASES, TRANSFERS, AND DISPOSITIONS
47
48		The Operator is responsible for Joint Account Material and shall make proper and timely charges and credits for direct purchases, transfers, and
49		dispositions. The Operator shall provide all Material for use in the conduct of Joint Operations; however, Material may be supplied by the Non-
50		Operators, at the Operator's option. Material furnished by any Party shall be furnished without any express or implied warranties as to quality,
51		fitness for use, or any other matter.
52
53	1.	DIRECT PURCHASES
54
55		Direct purchases shall be charged to the Joint Account at the price paid by the Operator after deduction of all discounts received. The
56		Operator shall make good faith efforts to take discounts offered by suppliers, but shall not be liable for failure to take discounts except to
57		the extent such failure was the result of the Operator's gross negligence or willful misconduct A direct purchase shall be deemed to occur
58		when an agreement is made between an Operator and a third party for the acquisition of Material for a specific well site or location.
59		Material provided by the Operator under "vendor stocking programs," where the initial use is for a Joint Property and title of the Material
60		does not pass from the manufacturer, distributor, or agent until usage, is considered a direct purchase. If Material is found to be defective
61		or is returned to the manufacturer, distributor, or agent for any other reason, credit shall be passed to the Joint Account within sixty (60)
62		days after the Operator has received adjustment from the manufacturer, distributor, or agent.
63
64
65
66

12

COPAS 2005 Accounting Procedure Recommended by COPAS

1	2.	TRANSFERS
2
3		A transfer is determined to occur when the Operator (i) furnishes Material from a storage facility or from another operated property, (ii) has
4		assumed liability for the storage costs and changes in value, and (iii) has previously secured and held title to the transferred Material.
5		Similarly, the removal of Material from the Joint Property to a storage facility or to another operated property is also considered a transfer;
6		provided, however, Material that is moved from the Joint Property to a storage location for safe-keeping pending disposition may remain
7		charged to the Joint Account and is not considered a transfer. Material shall be disposed of in accordance with Section IV.3 (Disposition of
8		Surplus) and the Agreement to which this Accounting Procedure is attached.
9
10		A. PRICING
11
12		The value of Material transferred to/from the Joint Property should generally reflect the market value on the date of physical transfer.
13		Regardless of the pricing method used, the Operator shall make available to the Non-Operators sufficient documentation to verify the
14		Material valuation. When higher than specification grade or size tubulars are used in the conduct of Joint Operations, the Operator
15		shall charge the Joint Account at the equivalent price for well design specification tubulars, unless such higher specification grade or
16		sized tubulars are approved by the Parties pursuant to Section l.6.A (General Matters). Transfers of new Material will be priced
17		using one of the following pricing methods; provided, however, the Operator shall use consistent pricing methods, and not alternate
18		between methods for the purpose of choosing the method most favorable to the Operator for a specific transfer:
19
20		(1) Using published prices in effect on date of movement as adjusted by the appropriate COPAS Historical Price Multiplier (HPM)
21		or prices provided by the COPAS Computerized Equipment Pricing System (CEPS).
22
23		(a) For oil country tubulars and line pipe, the published price shall be based upon eastern mill carload base prices (Houston,
24		Texas, for special end) adjusted as of date of movement, plus transportation cost as defined in Section IV.2.B (Freight).
25
26		(b) For other Material, the published price shall be the published list price in effect at date of movement, as listed by a Supply
27		Store nearest the Joint Property where like Material is normally available, or point of manufacture plus transportation
28		costs as defined in Section IV.2.B (Freight).
29
30		(2) Based on a price quotation from a vendor that reflects a current realistic acquisition cost.
31
32		(3) Based on the amount paid by the Operator for like Material in the vicinity of the Joint Property within the previous twelve (12)
33		months from the date of physical transfer.
34
35		(4) As agreed to by the Participating Parties for Material being transferred to the Joint Property, and by the Parties owning the
36		Material for Material being transferred from the Joint Property.
37
38		B. FREIGHT
39
40		Transportation costs shall be added to the Material transfer price using the method prescribed by the COPAS Computerized
41		Equipment Pricing System (CEPS). If not using CEPS, transportation costs shall be calculated as follows:
42
43		(1) Transportation costs for oil country tubulars and line pipe shall be calculated using the distance from eastern mill to the
44		Railway Receiving Point based on the carload weight basis as recommended by the COPAS MFI-38 ("Material Pricing
45		Manual") and other COPAS MFIs in effect at the time of the transfer.
46
47		(2) Transportation costs for special mill items shall be calculated from that mill's shipping point to the Railway Receiving Point.
48		For transportation costs from other than eastern mills, the 30,000-pound interstate truck rate shall be used. Transportation costs
49		for macaroni tubing shall be calculated based on the interstate truck rate per weight of tubing transferred to the Railway
50		Receiving Point.
51
52		(3) Transportation costs for special end tubular goods shall be calculated using the interstate truck rate from Houston, Texas, to the
53		Railway Receiving Point.
54
55		(4) Transportation costs for Material other than that described in Sections IV.2.B.(l) through (3), shall be calculated from the
56		Supply Store or point of manufacture, whichever is appropriate, to the Railway Receiving Point
57
58		Regardless of whether using CEPS or manually calculating transportation costs, transportation costs from the Railway Receiving Point
59		to the Joint Property are in addition to the foregoing, and may be charged to the Joint Account based on actual costs incurred. All
60		transportation costs are subject to Equalized Freight as provided in Section II.4 (Transportation) of this Accounting Procedure.
61
62		C. TAXES
63
64		Sales and use taxes shall be added to the Material transfer price using either the method contained in the COPAS Computerized
65		Equipment Pricing System (CEPS) or the applicable tax rate in effect for the Joint Property at the time and place of transfer. In either
66		case, the Joint Account shall be charged or credited at the rate that would have governed had the Material been a direct purchase.

13

COPAS 2005 Accounting Procedure Recommended by COPAS

1	D.	CONDITTON
2
3		(1) Condition "A" - New and unused Material in sound and serviceable condition shall be charged at one hundred percent (100%)
4		of the price as determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes). Material transferred from the
5		Joint Property that was not placed in service shall be credited as charged without gain or loss; provided, however, any unused
6		Material that was charged to the Joint Account through a direct purchase will be credited to the Joint Account at the original
7		cost paid less restocking fees charged by the vendor. New and unused Material transferred from the Joint Property may be
8		credited at a price other than the price originally charged to the Joint Account provided such price is approved by the Parties
9		owning such Material, pursuant to Section I.6.A (General Matters). All refurbishing costs required or necessary to return the
10		Material to original condition or to correct handling, transportation, or other damages will be borne by the divesting property.
11		The Joint Account is responsible for Material preparation, handling, and transportation costs for new and unused Material
12		charged to the Joint Property either through a direct purchase or transfer. Any preparation costs incurred, including any internal
13		or external coating and wrapping, will be credited on new Material provided these services were not repeated for such Material
14		for the receiving property.
15
16		(2) Condition "B" - Used Material in sound and serviceable condition and suitable for reuse without reconditioning shall be priced
17		by multiplying the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes) by seventy-five percent
18		(75%).
19
20		Except as provided in Section IV.2.0(3), all reconditioning costs required to return the Material to Condition "B" or to correct
21		handling, transportation or other damages will be borne by the divesting property.
22
23		If the Material was originally charged to the Joint Account as used Material and placed in service for the Joint Property, the
24		Material will be credited at the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C (Taxes) multiplied
25		by sixty-five percent (65%).
26
27		Unless otherwise agreed to by the Parties that paid for such Material, used Material transferred from the Joint Property that was
28		not placed in service on the property shall be credited as charged without gain or loss.
29
30		(3) Condition "C" - Material that is not in sound and serviceable condition and not suitable for its original function until after
31		reconditioning shall be priced by multiplying the price determined in Sections IV.2.A (Pricing), IV.2.B (Freight), and IV.2.C
32		(Taxes) by fifty percent (50%).
33
34		The cost of reconditioning may be charged to the receiving property to the extent Condition "C" value, plus cost of
35		reconditioning, does not exceed Condition "B" value.
36
37		(4) Condition ''D" - Material that (i) is no longer suitable for its original purpose but useable for some other purpose, (ii) is
38		obsolete, or (iii) does not meet original specifications but still has value and can be used in other applications as a substitute for
39		items with different specifications, is considered Condition "D" Material. Casing, tubing, or drill pipe used as line pipe shall be
40		priced as Grade A and B seamless line pipe of comparable size and weight. Used casing, tubing, or drill pipe utilized as line
41		pipe shall be priced at used line pipe prices. Casing, tubing, or drill pipe used as higher pressure service lines than standard line
42		pipe, e.g., power oil lines, shall be priced under normal pricing procedures for casing, tubing, or drill pipe. Upset tubular goods
43		shall be priced on a non-upset basis. For other items, the price used should result in the Joint Account being charged or credited
44		with the value of the service rendered or use of the Material, or as agreed to by the Parties pursuant to Section 1.6.A (General
45		Matters).
46
47		(5) Condition "E" -Junk shall be priced at prevailing scrap value prices.
48
49	E.	OTHER PRICING PROVISIONS
50
51		(1) Preparation Costs
52
53		Subject to Section II (Direct Charges) and Section III (Overhead) of this Accounting Procedure, costs incurred by the Operator
54		in making Material serviceable including inspection, third party surveillance services, and other similar services will be charged
55		to the Joint Account at prices which reflect the Operator's actual costs of the services. Documentation must be provided to the
56		Non-Operators upon request to support the cost of service. New coating and/or wrapping shall be considered a component of
57		the Materials and priced in accordance with Sections IV.l (Direct Purchases) or IV.2.A (Pricing), as applicable. No charges or
58		credits shall be made for used coating or wrapping. Charges and credits for inspections shall be made in accordance with
59		COPAS MFl-38 ("Material Pricing Manual").
60
61		(2) Loading and Unloading Costs
62
63		Loading and unloading costs related to the movement of the Material to the Joint Property shall be charged in accordance with
64		the methods specified in COPAS MFI-38 ("Material Pricing Manual").
65
66

14

COPAS 2005 Accounting Procedure Recommended by COPAS

1	3.	DISPOSITION OF SURPLUS
2
3		Surplus Material is that Material, whether new or used, that is no longer required for Joint Operations. The Operator may purchase, but
4		shall be under no obligation to purchase, the interest of the Non-Operators in surplus Material.
5
6		Dispositions for the purpose of this procedure are considered to be the relinquishment of title of the Material from the Joint Property to
7		either a third party, a Non-Operator, or to the Operator. To avoid the accumulation of surplus Material, the Operator should make good
8		faith efforts to dispose of surplus within twelve (12) months through buy/sale agreements, trade, sale to a third party, division in kind, or
9		other dispositions as agreed to by the Parties.
10
11		Disposal of surplus Materials shall be made in accordance with the terms of the Agreement to which this Accounting Procedure is
12		attached. If the Agreement contains no provisions governing disposal of surplus Material, the following terms shall apply:
13
14		▪ The Operator may, through a sale to an unrelated third party or entity, dispose of surplus Material having a gross sale value that
15		is less than or equal to the Operator's expenditure limit as set forth in the Agreement to which this Accounting Procedure is
16		attached without the prior approval of the Parties owning such Material.
17
18		▪ If the gross sale value exceeds the Agreement expenditure limit, the disposal must be agreed to by the Parties owning such
19		Material.
20
21		▪ Operator may purchase surplus Condition "A" or "B" Material without approval of the Parties owning such Material, based on
22		the pricing methods set forth in Section IV.2 (Transfers).
23
24		▪ Operator may purchase Condition "C' Material without prior approval of the Parties owning such Material if the value of the
25		Materials, based on the pricing methods set forth in Section IV.2 (Transfers), is less than or equal to the Operator's expenditure
26		limitation set forth in the Agreement. The Operator shall provide documentation supporting the classification of the Material as
27		Condition C.
28
29		▪ Operator may dispose of Condition "D" or "E" Material under procedures normally utilized by Operator without prior approval
30		of the Parties owning such Material.
31
32	4.	SPECIAL PRICING PROVISIONS
33
34		A. PREMIUM PRICING
35
36		Whenever Material is available only at inflated prices due to national emergencies, strikes, government imposed foreign trade
37		restrictions, or other unusual causes over which the Operator has no control, for direct purchase the Operator may charge the Joint
38		Account for the required Material at the Operator's actual cost incurred in providing such Material, making it suitable for use, and
39		moving it to the Joint Property. Material transferred or disposed of during premium pricing situations shall be valued in accordance
40		with Section IV.2 (Transfers) or Section IV.3 (Disposition of Surplus), as applicable.
41
42		B. SHOP-MADE ITEMS
43
44		Items fabricated by the Operator's employees, or by contract laborers under the direction of the Operator, shall be priced using the
45		value of the Material used to construct the item plus the cost of labor to fabricate the item. If the Material is from the Operator's
46		scrap or junk account, the Material shall be priced at either twenty-five percent (25%) of the current price as determined in Section
47		IV.2.A (Pricing) or scrap value, whichever is higher. In no event shall the amount charged exceed the value of the item
48		commensurate with its use.
49
50		C. MILL REJECTS
51
52		Mill rejects purchased as "limited service" casing or tubing shall be priced at eighty percent (80%) of K-55/J-55 price as determined in
53		Section IV.2 (Transfers). Line pipe converted to casing or tubing with casing or tubing couplings attached shall be priced as K-55/J-
54		55 casing or tubing at the nearest size and weight.
55
56
57		V. INVENTORIES OF CONTROLLABLE MATERIAL
58
59
60		The Operator shall maintain records of Controllable Material charged to the Joint Account, with sufficient detail to perform physical inventories.
61
62		Adjustments to the Joint Account by the Operator resulting from a physical inventory of Controllable Material shall be made within twelve (12)
63		months following the taking of the inventory or receipt of Non-Operator inventory report. Charges and credits for overages or shortages will be
64		valued for the Joint Account in accordance with Section IV.2 (Transfers) and shall be based on the Condition "B" prices in effect on the date of
65		physical inventory unless the inventorying Parties can provide sufficient evidence another Material condition applies.
66

15

COPAS 2005 Accounting Procedure Recommended by COPAS

1	1.	DIRECTED INVENTORIES
2
3		Physical inventories shall be performed by the Operator upon written request of a majority in working interests of the Non-Operators
4		(hereinafter, "directed inventory"); provided, however, the Operator shall not be required to perform directed inventories more frequently
5		than once every five (5) years. Directed inventories shall be commenced within one hundred eighty (180) days after the Operator receives
6		written notice that a majority in interest of the Non-Operators has requested the inventory. All Parties shall be governed by the results of
7		any directed inventory.
8
9		Expenses of directed inventories will be borne by the Joint Account; provided, however, costs associated with any post-report follow-up
10		work in settling the inventory will be absorbed by the Party incurring such costs. The Operator is expected to exercise judgment in keeping
11		expenses within reasonable limits. Any anticipated disproportionate or extraordinary costs should be discussed and agreed upon prior to
12		commencement of the inventory. Expenses of directed inventories may include the following:
13
14		A. A per diem rate for each inventory person, representative of actual salaries, wages, and payroll burdens and benefits of the personnel
15		performing the inventory or a rate agreed to by the Parties pursuant to Section I.6.A (General Matters). The per diem rate shall also
16		be applied to a reasonable number of days for pre-inventory work and report preparation.
17
18		B. Actual transportation costs and Personal Expenses for the inventory team
19
20		C. Reasonable charges for report preparation and distribution to the Non-Operators.
21
22	2.	NON-DIRECTED INVENTORIES
23
24		A. OPERATOR INVENTORIES
25
26		Physical inventories that are not requested by the Non-Operators may be performed by the Operator, at the Operator's discretion. The
27		expenses of conducting such Operator-initiated inventories shall not be charged to the Joint Account.
28
29		B. NON-OPERATOR INVENTORIES
30
31		Subject to the terms of the Agreement to which this Accounting Procedure is attached, the Non-Operators may conduct a physical
32		inventory at reasonable times at their sole cost and risk after giving the Operator at least ninety (90) days prior written notice. The
33		Non-Operator inventory report shall be furnished to the Operator in writing within ninety (90) days of completing the inventory
34		fieldwork.
35
36		C. SPECIAL INVENTORIES
37
38		The expense of conducting inventories other than those described in Sections V.1 (Directed Inventories), V.2.A (Operator
39		Inventories), or V.2.B (Non-Operator Inventories), shall be charged to the Party requesting such inventory; provided, however,
40		inventories required due to a change of Operator shall be charged to the Joint Account in the same manner as described in Section
41		V.1 (Directed Inventories).
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66

16

EXHIBIT  "D"

Attached to and made a part of that certain Operating Agreement dated effective May 15, 2015, by and between PetroShare Corp as Operator, and Providence Energy Operators LLC as Non-Operator.

INSURANCE

As to all operations hereunder, Operator shall carry for the benefit and protection of the parties hereto the following insurance coverage:

(i)	Worker's Compensation or Employer's Liability Insurance as required by the laws of the states in which the operations are conducted.
(ii)
Comprehensive General Liability Insurance, including contractual liability, with a combined single limit per occurrence of not less than $1,000,000 for bodily injury and property damage and a combined occurrence limit of $2,000,000.

(iii)	Comprehensive Automobile Insurance, including hired and non-owned vehicles, with a combined single limit per occurrence of not less than $1,000,000 for bodily injury and property damage.
(iv)	Liability Umbrella Insurance (excess of underlying insurance coverage mentioned above) with a combined limit per occurrence coverage of not less than $5,000,000.

The cost of the foregoing insurance coverage shall be charged to the parties pursuant to the Accounting Procedure (Exhibit "C") as follows: item (i) will be included in labor rates, items (ii) and (iv) will be charged to the joint account, and item (iii) is included in mileage rates.

If a Non-Operator wishes to obtain its own insurance coverage for any of the above categories, such party shall provide Operator with a certificate evidencing such coverage. In such event, Operator shall not invoice such party for its share of the cost of that particular coverage. Additionally, all such insurance coverages and all of the insurance coverages described above shall contain a waiver of subrogation in favor of all other parties hereto.

Each party may obtain its own well control or OEE insurance for its proportionate share of such obligation and provide Operator with a certificate evidencing such coverage. In the event a Non-Operator wishes to be covered under Operators OEE insurance, it shall give the Operator its written election to be covered under Operators policy and it shall be responsible for its proportionate share of such premiums and associated deductible expense and receive the coverage benefits as provided under such policy.

To the extent not covered by the aforementioned insurance, the liability of the parties hereto for damages or claims arising out of illness or personal injury to or death of any person or damage to or destruction or loss of property of any person or entity resulting from operations conducted hereunder shall be borne by the parties hereto in the proportions in which they bear the costs of such operations. Additionally, Operator shall not be liable to Non-Operator for damage to or for loss or destruction of jointly owned property from operations hereunder, unless such damage, loss, or destruction arises solely out of the gross negligence or willful misconduct of Operator.

EXHIBIT “C”

KINGDOM RESOURCES LLC SERVICES AGREEMENT

(copy to be attached)

14

EXHIBIT C TO PA

AGREEMENT FOR SERVICES

This Agreement for Services ("Agreement") is entered into as of this 12th day of November, 2014 between PetroShare Corp., a Colorado corporation ("Company"), and Kingdom Resources, LLC, a Colorado limited liability ("Contractor"), each of whom is sometimes referred to as a "Party" and both of whom are sometimes collectively referred to as the "Parties. " The purpose of this Agreement is to set forth the terms under which Contractor shall perform services for Company in acquiring oil and gas interests and the consideration that shall be given by Company to Contractor for performing those services.

ARTICLE  I-CONTRACTOR SERVICES

Contractor shall pursue the acquisition of oil and gas leases and/or other oil and gas interests in the Contract Area defined on Exhibit A to this Agreement, including but not limited to gathering title and leasehold information, securing the acquisition of fee, leasehold and other interests in oil and gas rights, ordering necessary abstracts of title, promptly submitting all necessary documentation concerning any acquisition or lease of such mineral rights to Company, and performing or obtaining all other services needed to secure such leases or other acquisitions of oil and gas mineral rights within the Contract Area, pursuant to Company's guidance.

Contractor further agrees to use reasonable efforts to assist Company with surface use negotiations on land located within the Contract Area that Company intends to operate, which assistance shall include without limitation securing potential drill sites and access to water for drilling operations based on ordinary, reasonable and customary arm's length terms.

ARTICLE II-RELATIONSHIP OF PARTIES

The relationship of Contractor to Company throughout the term of this Agreement shall be that of an Independent Contractor only, and it is understood and agreed that nothing in this Agreement makes, or shall be construed to make, Contractor an employee, agent or representative of the Company. Therefore, this Agreement does not give Company any authority or right to direct or control Contractor's actions and Contractor is fully responsible for determining when and how the services being provided pursuant to this Agreement will be performed. Contractor is also responsible for furnishing all supplies, equipment, and materials necessary to provide the services set forth in this Agreement. All persons engaged by Contractor to assist it in providing such services shall be employees or subcontractors of Contractor.

ARTICLE III - SUBCONTRACTORS

If Contractor determines that subcontractors are necessary to assist it in performing the services set forth herein, it may engage such subcontractors at its sole cost and expense, subject to the reimbursement provisions set forth herein. Contractor shall obtain from any such subcontractor a written agreement containing, at a minimum, terms substantially similar to those set forth herein, other than those relating to compensation to Contractor, and shall furnish an executed copy of any such agreement to Company upon request. Notwithstanding its decision to engage one or more subcontractors to assist it in performing services hereunder, Contractor shall remain primarily liable to Company for all of Contractor's obligations hereunder.

1

ARTICLE IV-STANDARD OF CARE

Contractor shall perform its services under this Agreement in accordance with the highest standards within the industry for the type of services provided herein, and shall comply with all applicable laws, regulations, orders and standards in providing services under this Agreement.

ARTICLE V-CONTRACTOR INSURANCE

Contractor shall be solely responsible for all of its own insurance and shall at all times maintain such types and amounts of insurance, including without limitation automobile, general liability and worker’s compensation insurance, as may be reasonably be required by Company. Contractor shall furnish to Company proof of required insurance upon request.

ARTICLE VI-CONFIDENTIALITY

Because the services contemplated by this Agreement relate to information that is highly proprietary and of considerable value to Company, Contractor agrees to hold all work related information, title information, areas of interest, maps, letters, memoranda, negotiations with companies or persons and all other materials, plans and conversations concerning the services performed hereunder strictly confidential while this Agreement is in effect and for a period of two (2) years after termination hereof.  Contractor shall obtain a like agreement from any subcontractors it retains to assist it in providing services under this Contract.

ARTICLE VII-PAYMENT AND AUDIT OF CONTRACTOR EXPENSES

Contractor agrees to pay all claims for labor, material, services and supplies furnished by Contractor and to take all reasonable precautions to ensure that no lawful lien or similar encumbrance is fixed upon any lease or other property of Company as a result of Contractor's negligence, willful misconduct, intentional act or misrepresentation. Company shall reimburse Contractor for such actual expenses it incurs with respect to any leases or other acquisitions approved and consummated under this Agreement, as set forth in Exhibit "B" hereto. Company shall have the right at any time within six (6) months after making any payment pursuant to this Article to audit any and all records, books and invoices related thereto, and this audit right shall survive the termination of this agreement.

ARTICLE VIII-PAYMENT OF ACQUISITION COSTS

Unless otherwise agreed by the Parties, all lease bonus or similar payments necessary to acquire fee, leasehold, royalty or other oil and gas interests under this Agreement shall be paid by means of Company sight drafts payable to the proper owner of the interest involved, by time drafts payable to such owners, or by such other method as may be agreed upon in writing by the Parties hereto. Any lease bonus or similar payments necessary to acquire fee, leasehold, royalty or other oil and gas interests under this Agreement advanced by Contractor shall be reimbursed as set forth in Exhibit C hereto.

2

ARTICLE IX-ACQUISITION DOCUMENTS

Company agrees that the form of lease attached hereto as Exhibit C, the form of lease assignment attached hereto as Exhibit D, and the form of Access and Damage Settlement Agreement attached hereto as Exhibit E may be used to lease oil and gas mineral rights in the Contract Area, and that any lease obtained using those forms shall be acceptable to Company, subject to the other provisions of this Agreement, including without limitation those concerning the acceptability of title to the mineral rights identified in any such lease. Company shall have the right to approve in advance of execution the form and terms of any agreement concerning the acquisition of oil and gas mineral rights by Contractor in the Contract Area not in the forms attached hereto as Exhibits C, D and E, subject to the other provisions of this Agreement, including without limitation those concerning the acceptability of title to the mineral rights identified in any such lease.

ARTICLE X–COMPENSATION

Contractor shall be entitled to compensation tor the acquisition of any lease or other oil and gas mineral rights in the Contract Area pursuant to the terms set forth in Exhibit "B" hereto.

ARTICLE X-CONTRACTOR TAX INDEMNITY

Contractor agrees to indemnify and hold Company, its parent, subsidiaries, and affiliates harmless from payment of all federal, state and local taxes, as well as the preparation and submission of all reports, returns and monies which may be imposed or required under Unemployment Insurance, Social Security, Workmen's Compensation, Federal or State Income Tax. Law and all other applicable laws, regulations and orders relative to any payments that Company makes to Contractor pursuant to this contract. If required by federal or state taxing laws, Company is authorized to withhold monies due to Contractor and remit same to such taxing authority.

ARTICLE XII-MUTUAL LIABILITY INDEMNITY

To the full extent permitted by applicable law, Contractor and Company shall indemnify, defend and hold each other, and their parents, subsidiaries, affiliates and all members, officers and employees thereof; harmless against all losses, expenses or judgments, including reasonable attorneys’ fees, arising out of or related to claims made by any third-parties as a result of actions taken by either of them in connection with the performance of this Agreement.  This obligation shall survive the termination of this Agreement.

3

ARTICLE XIII- CONTRACTOR ASSIGNMENT AND POST-TERMINATION
OBLIGATIONS

During the term of this Agreement and for a period of six (6) months after this Agreement terminates Contractor shall not acquire directly or indirectly for itself or anyone other than Company any fee interest, leasehold, royalty or other interest in or options upon lands or mineral rights within the Contract Area, without first obtaining the Company’s written consent, provided that if Company does not accept any lease obtained by Contractor within the Contract Area within five (S)business days of being offered such lease by Contractor, subject only to such standard conditions as acceptability of title to Company, then notwithstanding this provision Contractor shall have the right to offer that lease to other parties. If Contractor acquires any such interest in violation of this paragraph, upon Company's demand it shall assign such interest to Company on such form as Company may approve.

ARTICLE XIV-COMPANY POST-TERMINATION OBLIGATIONS

Following termination of this Agreement, whether upon the expiration of its Term or for cause, Company shall pay Contractor compensation, and shall reimburse Contractor for all lease acquisition expenses, as set forth in Exhibit B hereto, for all leases and other interests within the Contract Area that were identified to Company by Contractor prior to such termination and that are acquired by Company, either directly or indirectly, within six (6) months after the effective date of such termination.

ARTICLE XV-AUDIT OF CONTRACTOR

Company shall have the right to audit Contractor’s books and records relating to services performed hereunder. To facilitate such audit, Contractor shall retain its books and records made in any calendar year during the term of Agreement, for a period of two (2) years from the end of such calendar year. This obligation survives termination of this Agreement.  For the purpose of audit, Company and its authorized representatives or agents shall have the right to examine during business hours at Contractor's office and for a reasonable length of time all books, records, accounts, correspondence, instructions, specification, maps, receipts and memoranda insofar as they are pertinent to this Agreement.

ARTICLE XVI-AUDIT OF COMPANY

Contractor shall have the right to audit Company's books and records relating to any amounts payable to Contractor or that Contractor contends are payable pursuant to the terms of this Agreement  To facilitate such audit, Company shall retain its books and records made in any calendar year during the term of Agreement, for a period of two (2) years from the end of such calendar year. This obligation survives termination of this Agreement.  For the purpose of audit, Contractor and its authorized representatives or agents shall have the right to examine during business hours at Company’s office and for a reasonable length of time all books, record, accounts, correspondence, instructions, specification, maps, receipts and memoranda insofar as they are pertinent to this Agreement.

4

ARTICLE XVII-TERM AND TERMINATION

This Agreement shall commence on the Effective Date and shall expire on December 31, 2015, unless earlier terminated for cause pursuant to the terms hereof. Thereafter, the Parties may, each in its sole discretion, decide whether to renew this Agreement on the same or different terms. During the term of this Agreement it may be terminated for cause, consisting of actions by either Company or Contractor in material breach of this Agreement, provided that written notice of any such alleged breach is provided by the non-breaching party to the breaching party pursuant to the notice provisions of this Agreement, which notice shall set forth the alleged material breach or breaches insufficient detail to allow the breaching party to attempt to cure the alleged breach or breaches and (b) the non-breaching party fails to cure the breach or breaches within thirty (30) days of such notice or, in the case of a breach or breaches that cannot reasonably be cured within such thirty (30) day period, within a reasonable time for curing such breach or breaches.

ARTICLE XVIII-NOTICES

Unless otherwise provided herein, any notice given pursuant to the terms of this Agreement shall be in writing and shall be delivered by fax or email, with a copy in writing sent by regular mail, to the addresses set forth below, which addresses may be changed by notice sent to the addresses set forth below, with such changes to be effective only when actually received:

To Company:

PetroShare Corp.
7200 South Alton Way, Suite 8220
Centennial, CO 80112
Attn: Stephen J. Foley
(303) 770-6885 (Facsimile)
sfoley@PetroShareCorp.com

To Contractor:

Kingdom Resources LLC
7501 Village Square Drive Suite 205
Castle Pines, CO 80108
(303) 600-9695 (Facsimile)
gene@eguinoxland.com

5

With a copy to:

Peter C. Forbes, Esq.
Carver Schwarz McNab Kamper & Forbes, LLC
1600 Stout Street, Suite 1700
Denver.CO 80203
(303) 893-1829
(Facsimile)
pforbes@csmkf.com

ARTICLE XIX-ENTIRE AGREEMENT

All exhibits to this Agreement are expressly made a part of this Agreement, and the parties acknowledge and agreed that the written terms of this Agreement, including the Exhibits incorporated herein constitute the complete agreement of the Parties with respect to the subject matter hereof, that any prior oral agreements or understandings between the Parties concerning the subject matter hereof are merged herein, and that no oral agreements or understandings between the Parties concerning the subject matter hereof including any amendments hereto, shall be binding or enforceable unless agreed to in a writing signed by the Parties or their authorized representatives.

ARTICLE XX-AUTHORIZED SIGNATURES

The persons executing this Agreement below represent that they have been duly authorized to do so by the Party upon whose behalf they are executing this Agreement, and that this Agreement shall accordingly be binding on such Party.

ARTICLE XXI-EFFECTIVE DATE

This Agreement may be executed in counterparts, and shall be effective as of the date first written above upon execution by both Parties.

ARTICLE XXII-GOVERNING LAW

This Agreement shall be interpreted according to the laws of the State of Colorado applicable to contracts made within, and to be performed within, the State of Colorado. Venue for any action between the Parties arising out of or relating to this Agreement shall lie exclusively in the District Court for the City and County of Denver.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

(Signatures on following page]

6

PETROSHARE CORP

By:  /s/ Stephen J. Foley
Name:  Stephen J. Foley
Title:  CEO

KINGDOM RESOURCES LLC

By:  /s/ Gene Osborne
Name:  Gene Osborne      11/12/14
Title:  Manager

7

EXHIBIT A
CONTRACT AREA

The project  area  subject to this Agreement shall be as follows:

Sections 1  through 36,  All,
Township 1 South, Range 67 West, 6th PM
Adams County, Colorado

Any  other  areas  as  may be  added to by mutual agreement by virtue  of a revised Exhibit A.

EXHIBIT B
GUIDELINES FOR OIL & GAS LEASE AND MINERAL INTEREST ACQUISITIONS

It is the intent of these general guidelines to provide the basic terms and conditions which are acceptable to Company for acquisitions made hereunder.  All obligations hereunder will be performed in good faith.

I.	LEASING OIL & GAS MINERAL INTERESTS

LESSEE OF RECORD:	Unless agreed otherwise, Contractor shall be the Lessee of record, as provided in the oil and gas lease form at Exhibit C.

INTEREST TO BE LEASED:	Within the Contract Area, any unleased fee minerals, including fee minerals owned by affiliates of Contractor.·

MAXIMUM LEASE BONUS:	No less than $2,000 and no more than $3,000 per net acre to Landowner unless agreed to otherwise by the Parties. Contractor shall receive a payment equal to 10% of Landowner Bonus (the "Standard Contractor Fee"), provided that the total of the Landowner Bonus and the Standard Contractor Fee will not exceed $3,000 without Company's consent.

Example No. 1: Landowner Bonus is $2,500. Company pays $2,500 to Landowner as Landowner Bonus and $250 to Contractor as Standard Contractor Fee.

Example No. 2: Landowner Bonus is $2,900. Company pays $2,900 to Landowner as Landowner Bonus. Because total of Landowner Bonus and Standard Contractor Fee would exceed $3,000, Company would only pay $100 to Contractor as Contractor Fee unless Company agrees otherwise.

OIL & GAS LEASE TERMS:	3 year primary term with a minimum 2 year extension option at up to 75% of original lease bonus per net acre, or 5 + year primary lease term.

LANDOWNER ROYALTY ("LOR"):	Maximum of 18.75%, unless agreed to otherwise by the Parties.

1

NET REVENUE INTEREST (''NRI"):	Company shall own and/or retain no less than 79.00% NRI, proportionately reduced, except with respect to leases obtained from entities affiliated with Contractor, where Company shall own and/or retain no less than 80.00% NRI, proportionately reduced.

OVERRIDING ROYALTY INTEREST:	Company and Contractor agree as to the following overriding royalty interest ("ORRI'') distribution, proportionately reduced:

Unaffiliated  Leases-79. 00% Company NRI
•	Reign Energy Partners, LLC ("Reign"): 2.00% ORRI
•	Contractor: ORRI equal to positive difference between existing burdens of record, including Reign ORRI, and 21.00%.
•	Note: ORRI is subject to change if the Parties agree to an LOR greater than 18.75%, and could result in a net zero ORRI to Reign and/or Contractor.

Affiliated Leases-80. 00% Company NRI
•	Reign: 1.00% ORRI if LOR equals 18.75%; 2.00% ORRI if LOR is less than 18.75%.
•	Contractor: ORRI equal to positive difference between existing burdens of record, including Reign ORRI, and 20.00%:
•	Note: ORRI is subject to change if the Parties agree to an LOR greater than 18.75%, which could result in a net zero ORRI to Reign and/or Contractor.

ORRI DISTRIBUTION METHOD:	Scenario I-Contractor is Lessee: Contractor acquires and submits oil and gas lease(s) acceptable to the Company for recording, which names Contractor as Lessee. Within ten (10) business days of a return receipt of recorded lease, Contractor shall assign all its right, title and interest in the subject lease(s) to Company in the form of Exhibit D, and reserve an ORRI into Contractor. Within a reasonable time thereafter, Contractor shall assign an ORRI in accordance with the distribution amounts agreed to herein.

2

Scenario 2-Company is Lessee: Contractor acquires and submits oil and gas lease(s) acceptable to the Company for recording, which name Company as Lessee. Within ten (10) business days of a return receipt of recorded lease, Company shall execute an Assignment of ORRI to Reign and Contractor in accordance with the distribution amounts agreed to herein.

NRI/ORRI EXAMPLES:	Example 1-15.00% LOR/Scenario 1-Unaffiliated: Contractor secures an oil and gas lease in the Contract Area in the name of Contractor from an unaffiliated entity, subject to a 15.00% LOR, and files it of record. Within ten (10) business days of return receipt of recorded lease, Contractor shall assign Company all right, title and interest in said lease, delivering a 79.00% NRI, and reserve an ORRI equal to the positive difference between existing lease burdens and 21.00%. Within a reasonable time thereafter, Contractor shall assign a 2.00% ORRI to Reign, and retain a 4.00% ORRI. All interests being proportionately reduced.

Example 2-18.75% LOR/Scenario 1-Unaffiliated: Contractor secures an oil and gas lease in the Contract Area in the name of Contractor from an unaffiliated entity, subject to an 18.75% LOR, and files it of record. Within ten (10) business days of return receipt of recorded lease, Contractor shall assign Company all right, title and interest in said lease, delivering a 79.00% NRI, and reserve an ORRI equal to the positive difference between existing lease burdens and 21.00%. Within a reasonable time thereafter, Contractor shall assign a 2.00% ORRI to Reign, and retain a 0.25% ORRI. All interests being proportionately reduced.

Example 3-21.00% LOR/Scenario  1-Unaffiliated: Subject to prior agreement by the Parties, Contractor secures an oil and gas lease in the Contract Area in the name of Contractor from an unaffiliated party, subject to a 21.00% LOR, and files it of record. Within ten (10) business days of return receipt of recorded lease, Contractor shall assign Company all right, title and interest in said lease, delivering a 79.00% NRI, and reserve an

3

ORRI equal to the positive difference between existing lease burdens and 21.00%. Under this scenario, there is no ORRI reserved or distributed. All interests being proportionately reduced.

Example 4-18.75% LOR/Scenario I-Affiliated: Contractor secures an oil and gas lease in the Contract Area in the name of Contractor from an affiliated entity, subject to an 18.75% LOR, and files it of record. Within ten (10) business days of return receipt of recorded lease, Contractor shall assign Company all right, title and interest in said lease, delivering an 80.00% NRI, and reserve an ORRI equal to the positive difference between existing lease burdens and 20.00%. Within a reasonable time thereafter, Contractor shall assign a 1.00% ORRI to Reign, and retain a 0.25% ORRI. All interests being proportionately reduced.

II.	PURCHASING OIL & GAS MINERAL RIGHTS:

To be negotiated on a property by property basis, pursuant to subsequent parameters established by and between the Parties. If applicable, the above ORRI guidelines and understanding applies.

III.	PURCHASING OIL & GAS LEASEHOLD INTEREST:

To be negotiated on a property by property basis, pursuant to subsequent parameters established by and between the Parties. If applicable, the above ORRI guidelines and understanding applies.

IV.	COMPENSATION AND COST REIMBURSEMENT:

Company agrees to reimburse Contractor for actual documented land and title costs related to Company's leasing and mineral acquisition efforts within the Contract Area, based on customary industry standards which shall include, but not be limited to, subcontractor day rates and related costs, related attorney's fees, clerk and recorder fees, and as necessary, reasonable daily stipend for meals, mileage, and office supplies. Contractor shall undertake reasonable best efforts to control costs and work closely and transparently with Company towards that objective, relative to the task that Company has assigned to Contractor. Contractor shall submit an invoice for the costs related to the tasks assigned to Company on a bi-monthly basis, and Company agrees to make payment to Contractor within ten (10) days from receipt of said invoice.

Company and Contractor ·agree that the ORRI and Standard Contractor Fee, if any, as described herein are just and adequate compensation for Contractor's services, paid by Company in lieu of a Contractor day-rate.

4

Company further agrees to pay all landowner lease bonus payments, lease option or extension payments, surface use and access fees, and seismic costs associated with leasing or the acquisition of other mineral interests within the Contract Area pursuant to this Agreement

Any costs incurred by Contractor that are unrelated to Company's leasing and mineral acquisition efforts in the Contract Area, specifically costs attributable to the drilling and completion of oil and gas wells that would typically and proportionately be passed through to the Company's working interest partners if Company were the operator of such wells shall not be billed by Contractor to Company. However, in the event Company is the operator of wells being drilled and completed on lands located in the Contract Area and such lands coincide with materials that Contractor has in its possession that are attributable to the drilling and completion of an oil and gas well, but which Contractor has not previously billed to Company, then Company shall have the option to obtain said materials by paying the cost incurred by Contractor to obtain such materials.

5

Producers 88-Paid Up
PetroShare Standard
 (Colorado Rev. 9/2014)

EXHIBIT C -FORM OF PAID-UP
OIL AND GAS LEASE

This Lease Agreement. made and entered Into thisday of,by and between ---------------------------------- whose mailing address is _____________________________________________, hereinafter called Lessor (whether one or more), and PetroShare Corporation whose mailing address is Corporate 26, 7200 S.  Alton Way #B220, Centennial, Colorado, 80112 hereinafter called Lessee:

WITNESSETH:
1.    That Lessor, for and in consideration of Ten and More dollars ($10.00 & More) cash in hand paid, the receipt of Which Is hereby acknowledged, and the covenants and agreements hereinafter contained, has granted, demised, leased and let, and by these presents does grant, demise, lease and let exclusively unto the said Lessee, for the purpose of mining, exploring for (by geophysical and other methods), developing, producing, and marketing oil, gas and other substances covered hereby on the leased premises as hereinafter described, or lands pooled or unitized therewith, with rights of way and easements for ingress and egress from lands by Lessee, or its assignees, agents or permittees, as may be reasonably necessary to or associated with, but not limited to, the construction and maintenance of pipelines, telephone and electric fines, communication towers, tanks, ponds, pits, roadways, canals, water wells, disposal wells, injection wells, power stations, equipment, structures and other facilities deemed necessary by Lessee to produce, store, maintain, treat and transport said oil, gas, and other substances.

Being situated in the County of  Adams State of Colorado, described as follows, to-wit:

See Exhibit A-Contract Area

and containing _______________ acres, more or less.

In addition to the land described above, the term leased premises shall include to the same extent as if specifically described, lands riparian in  nature; lands acquired or retained by avulsion, accretion, relection or ether natural causes that result in changes to any boundaries or centerline of any bodies of water, as commonly defined regardless of size, traversing or adjoining the above described lands;  lands located in and under any road, easement or right-of-way traversing or adjoining the lands described above; any small strips or parcels of land adjacent or contiguous to the lands described above now owned or subsequently acquired, along with; any and all Interests of Lessor now owned or subsequently acquired through other methods regardless of the mineral or gross acreage assumed or stated in this Lease, and if Lessor owns or subsequently acquires more mineral acres than the amount upon which Lessor's bonus payment was calculated, lessor shall notify Lessee and afford Lessee the opportunity to pay Lessor for the additional mineral acres at the same rate of the original bonus payment  In consideration of that additional bonus payment, Lessor agrees to execute at Lessee's request any additional or supplemental instrument required to cure and more accurately describe the leased premises.  The term “1oil” as used herein shall Include and be defined as any liquid hydrocarbon substance that occurs naturally in the earth, including natural condensate recovered from gas without resort to manufacturing process. The term gas as used herein shall include and be defined as any substance which is produced in a natural state from the earth and maintains a gaseous or rarefied state at ordinary temperature and pressure conditions, including but not limited to, helium, carbon dioxide, coal-bed methane, nitrogen, sulphur, casinghead gas and other commercial gases.

2. Subject to the other provisions herein contained, this lease shall remain in force for a primary term of 6 years from the date hereof, and for as long thereafter as oil, gas or other substances covered hereby are produced in paying quantities from said leased promises or lands pooled therewith, or drilling operations are continuously prosecuted. "Drilling Operations" as used herein shall include operations for both the drilling of a new well and such other operations conducted In efforts to establish, resume or re establish production of oil and gas including, but not limited to, reworking, deepening or plugging back of a well or hole; such operations shall be considered “continuously prosecuted” if not more than one hundred twenty (120) days shall elapse between the completion and abandonment of one well or hole and the commencement of drilling operations on another well or hole; for a new well, drilling operations shall be deemed to have commenced when construction of the well site location or the road providing access to the wellsite location begins; for such other operations including but not limited to re-working, deepening, and plugging back of a well or hole, drilling operations shall be deemed to have commenced when Lessee has the requisite equipment in place at the wellsite.

3. If at the expiration of the primary term of this lease, oil, gas or other substances covered hereby are not being produced in paying quantities from the leased premises or lands pooled therewith but drilling operations are being continuously prosecuted, and such efforts results in production of oil, gas or other substances therefrom, then this lease shall continue in force for so long thereafter as oil, gas, or other substances continue to be produced from the leased premises or lands pooled therewith.

4. This Is a PAID-UP LEASE and all cash consideration first recited above have been paid  to Lessor in advance to keep this lease in full force and effect throughout the primary term. In consideration of the payment, Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term or pay any annual rentals. Lessee may at any time or times during or after the primary tem, surrender this lease as to all or any portion of the lands described above, and as to any strata or stratum, by delivering to Lessor or by filing of record a release or releases, and be relieved of all obligations thereafter accruing to the acreage surrendered.

5. Lessee shall deliver to the credit of Lessor as royalty, free of cost but not applicable taxes, into the tanks or in the pipeline on the leased premises to which lessee may connect its wells the equal one-sixth (116th) part of all oil produced and saved from the leased premises, or Lessee may from time to time at its option purchase any royalty oil in its possession, paying the market price thereof prevailing for oil of like grade and gravity in the field where produced on the date of purchase. The Lessee shall pay Lessor, as royalty, on gas, including casinghead gas or other gaseous substances, produced from the leased premises and sold or used off the premises or used in the manufacture of gasoline or other products, the market value at the well of one-sixth (1/8th) of the gas sold or used, provided that on gas sold the royalty shall be one-sixth (1/6th) of the amount realized from such sale. The amount realized from the sale of gas shall be the price established by the gas sales contract entered into in good faith by lessee and a gas purchaser for such tem, and under such conditions as are customary in the industry. Price shall mean the net amount received by after lessee after giving effect to applicable regulatory orders and after application of any applicable price adjustments specified in such contract or regulatory orders. In the event lessee compresses, treats, purifies or dehydrates such gas (whether on or off the leased premises) or transports gas off the leased premises, lessee in computing royalty hereunder may deduct from such price a reasonable charge for each of such functions performed, including associated fuel.

6. If at any time, either before or after the expiration of the primary tem, of this lease, there is one or more wells capable of producing oil, gas or ether associated substances ln paying quantities on lands covered by this lease, or on other lands with which lands covered by this lease are pooled or unitized therewith, but such well or wells are shut-In, whether before or after production thereof, and this lease is not being maintained otherwise as provided herein, this lease shall not terminate (unless released by Lessee) and it shall nevertheless be considered that oil, gas or other associated substances are being produced from lands covered by this lease during all times while the well is so shut-In. Lessee shall use reasonable diligence to market the oil or gas capable of being produced from such shut-In well, but shall be under no obligation to market the oil or gas under terms, conditions or circumstances which, in Lessee's Judgment exercised in good faith, are unsatisfactory. When the lease is continued in force in this manner, Lessee shall pay or tender to the Lessor or Lessor's successors or assigns, an amount equal to $1.00 per year per net mineral acre covered by the lease. Such payments shall be made on or before the shut-in royalty payment date, as defined below, next occurring after the expiration of one hundred twenty (120) days from the date the well was shut-In, unless prior to such date oil or gas from the well Is sold or used or the lease is otherwise maintained as provided herein. In like manner, on or before each succeeding shut-In royalty payment date while such well remains shut-In, lessee shall make payment of shut-in royalty in the same amount and manner. The tem, shut-In royalty payment date• shall mean the anniversary date of this lease. Any shut-in royalty payment may be made by cash, draft or check, mailed or tendered at Lessor's address on or before the shut-In royalty date. Lessee's failure to pay or tender, or property pay or tender, any such sum shall render Lessee liable for the amount due but it shall not operate to terminate the Lease.

7. If Lessor owns less than the full mineral estate in all or any part of the leased premises, the royalties and shut-In royalties payable hereunder for any well or wells on any part of the leased premises or lands pooled therewith shall be reduced to the proportion that lessor's interest in such part of the leased premises bears to the full mineral estate in such part of the leased premises, calculated on a net acreage basis.

8. Lessee shall have the right to use, free of cost. gas, oil and water produced on said lands for Lessee's operation thereon, except water from wells and reservoirs of Lessor.

9. Lessee shall pay to lessor reasonable amounts for damages caused by its operations on said land.

10.  When requested by Lessor, Lessee shall bury its pipelines which traverse cultivated lands below plow depth.

11. No well shall be drilled nearer than five hundred (500) feet to an occupied dwelling on said premises, without written consent of Lessor.

12. Lessee shall have the right at any time (but not the obligation), to remove all improvements, machinery. and fixtures placed or erected by Lessee on said premises, including the right to pull and remove casings.

13. The interest of either Lessor or Lessee hereunder may be assigned, devised or otherwise transferred in whole or in part, by area and/or by depth or zone, and the rights and obligations of the parties hereunder shall extend to their respective heirs, devisees, executors, administrators, successors and assigns. No change in Lessor's ownership shall have the effect of reducing the rights or enlarging the obligations of Lessee hereunder. and no change in ownership shall be binding on Lessee until one hundred twenty (120) days after Lessee has been furnished the original or certified or duly authenticated copies of the documents establishing such change of ownership to the satisfaction of Lessee or until Lessor has satisfied the notification requirements contained in Lessee's usual form of division order. In the event of the death of any person entitled to shut-In royalties hereunder, Lessee may pay or tender such shut-In royalties to the credit of decedent or decedents estate in the depository designated above. If at any time two or more persons are entitled to shut-In royalties hereunder, Lessee may pay or tender such shut-In royalties to such persons or to their credit in the depository, either Jointly or separately in proportion to the interest which each owns.  If Lessee transfers its interests hereunder in whole or in part Lessee shall be relieved of all obligations thereafter arising with respect to the transferred Interest, and failure of the transferee to satisfy such obligations with respect to the transferred Interest shall not affect the rights of Lessee with respect to any interest not so transferred. If Lessee transfers a full or undivided Interest i in all or any portion of the area covered by this lease, the obligation to pay or tender shut-in royalties hereunder shall be divided between Lessee and the transferee in proportion to the net acreage interest in this lease then held by each.

14. Lessee, at its option, is hereby given the right and power at any time and from time to time as a recurring right. either before or after production, as to all or any part of the lands described herein and as to any one or more of the formations hereunder, to pool or unitize the leasehold estate and the mineral estate covered by this Lease with other land(s), lease or leases.  In the immediate vicinity for the production of oil and gas, or separately for the production of either, when in Lessee's judgment It is necessary or advisable to do so, and irrespective of other authority similar to this exists with respect to such other land(s), lease, or leases.  Likewise, units previously formed to include formations not producing oil or gas, may be reformed to exclude such non producing formations. The fanning or reforming of any unit shall be accomplished by Lessee executing and filing of record a declaration of such unitization or reformation, which declaration shall describe the unit. Any unit may include land upon which a well has theretofore been completed or upon which operations for drilling have therefore been commenced. Production, drilling or reworking operations or a well shut in for want of a market anywhere on a unit which includes all or a part of this lease shall be treated as If it were production, drilling or reworking operations or a well shut in for want of market under this lease.  In lieu of the royalties elsewhere herein specified, including shut-in gas royalties, Lessor shall receive on production from the unit so pooled royalties only on the portion of such production allocated to this lease; such allocation shall be that proportion of the unit production that the total number of surface acres covered by this lease and included in the unit bears to the total number of surface acres in such unit. In addition to the foregoing, lessee shall have the right to unitize, pool, or combine all or any part of the above described lands as to one or more of the formations thereunder with other land(s) in the same general area by entering into a cooperative or unit plan of development or operation approved by any governmental authority and, from time to time, with like approval, to modify, change or terminate any such plan or agreement and, in such event, the terms, conditions, and provisions of this lease shall be deemed modified to conform to the terms, conditions, and provisions of such approved cooperative or unit plan of development or operation and, particularly, all drilling and development requirements of this lease, express or implied, shall be satisfied by compliance with the drilling and development requirements of such plan or agreement. and this lease shall not terminate or expire during the life of such plan or agreement  In the event that said above described lands or any part thereof, shall hereafter be operated under such cooperative or unit plan of development or operation whereby the production therefrom is allocated to different portions of the land covered by said plan, then the production allocated to any particular tract of land shall, for the purpose of computing the royalties to be paid hereunder to Lessor, be regarded as having been produced from the particular tract of land to which it is allocated and not to any other tract of land; and the royalty payments to be made hereunder to Lessor shall be based upon production only as so allocated.

15. In the event that Lessor, during the primary term of this lease, receives a bona fide offer which Lessor is willing to accept from any party offering to purchase from Lessor a lease covering any or all of the substances covered by this lease and covering all or a portion of the land described herein, with the lease becoming effective upon expiration of this lease, Lessor hereby agrees to notify Lessee in writing of said offer immediately, including in the notice the name and address of the offeror, the price offered and all other pertinent terms and conditions of the offer. Lessee, for a period of fifteen (15) days after receipt of the notice, shall have the prior and preferred right and option to purchase the lease or part thereof or interest therein, covered by the offer at the price and according to the terms and conditions specified in the offer.

16. Lessee's obligations and covenants hereunder, whether express or implied, shall be subject to all federal and state, county or municipal laws, executive orders, rules and regulations and Lessee's obligations and covenants by Lessee hereunder, whether express or implied, shall be suspended at the time or from time to time as compliance with such obligations and covenants Is prevented or hindered by or is in conflict with federal, state, county, or municipal laws, rules, regulations or executive orders asserted as official by or under public authority claiming jurisdiction, or Act of God, adverse field, weather, or market conditions, inability to obtain materials in the open market or transportation thereof, wars, strikes, lockouts, riots, or other conditions or circumstances not wholly controlled by Lessee, and this lease shall not be terminated in whole or in part, nor Lessee held liable for damages for failure to comply with any such obligations or covenants if compliance therewith is prevented or hindered by or is in conflict with any of the foregoing eventualities. The time during which Lessee shall be prevented from conducting, drilling or reworking operations during the primary term of this lease, under the contingencies above stated, shall be added to the primary term of the lease.

17. No litigation shall be initiated by Lessor with respect to any breach or default by Lessee hereunder, for a period of at least ninety days (90) days after Lessor has given Lessee written notice fully describing the breach or default, and then only If Lessee fails to remedy the breach or default, within such period. In the event the matter is litigated and there is a final Judicial determination that a breach or default has occurred, this lease shall not be forfeited or canceled in whole or in part unless Lessee is given a reasonable time after said Judicial determination to remedy the breach or default and Lessee fails to do so.

18. Lessor hereby warrants and agrees to defend the title to the lands described above, and agrees that the lessee. at its option, shall have the right at any time to pay for Lessor, any mortgage, taxes or other liens existing, levied or assessed on or against the above described lands in the event of default of payment by Lessor and be subrogated to the rights of the holder thereof, and Lessor hereby agrees that any such payments made by Lessee for the Lessor may be deducted from any amounts of money which may become due the Lessor under the terms of this lease.

IN WITNESS WHEREOF, this lease is executed to be effective as of the date first written above, but upon execution shall be binding on the signatory and the signatory's heirs, devisees, executors, administrators, successors and assigns, whether or not this lease has been executed by all parties herein above named as Lessor.

ACKNOWLEDGMENT

STATE OF _________________	)
) ss.
COUNTY OF _______________	)

BE IT REMEMBERED, that on this ______ day of ______ day of ______________, 20_____, before me, a Notary Public in and for said County and State, personally appeared _________________, known to me to be the identical person(s) described in and who executed the within and foregoing instrument as his/her free and voluntary act and deed for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand an affixed my Official Seal the day and year first above written.

Notary Public
SEAL
Residing at ____________________________________________
My commission expires: __________________________________

WHEN RECORDED, MAIL TO:
Kingdom Resources, LLC
Address:

EXHIBIT D -FORM OF OIL AND GAS LEASE ASSIGNMENT

ACKNOWLEDGMENT

STATE OF COLORADO	)
) KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DOUGLAS	)

THAT for the sum of Ten Dollars ($10.00) and other good and valuable consideration paid to it, the receipt and sufficiency of which are hereby acknowledged, KINGDOM RESOURCES, LLC, a Colorado limited liability company, whose address is 7501 Village Square Drive, Suite 205, Castle Pines, Colorado 80108 (hereinafter referred to as "Assignor") has GRANTED, SOLD, TRANSFERRED, ASSIGNED, and CONVEYED and by these presents does GRANT, SELL, TRANSFER, ASSIGN, and CONVEY unto PETROSHARE CORPORATION, a Colorado corporation, whose address is Corporate 25, 7200 S. Alton Way, #B220, Centennial, CO 80112 (hereinafter referred to as "Assignee"), all of Assignor's right, title and interest in and to the oil, gas, and mineral lease(s) set forth on Exhibit "A" attached hereto, insofar and only insofar as said lease(s) cover the lands described on Exhibit "A" (the "Leases"), all being located in Adams County, Colorado.

Reserving unto Assignor an overriding royalty interest in and to such leases to KINGDOM RESOURCES, LLC equal to the positive difference between existing lease burdens of record and _____ percent (___%) of all oil, gas and other hydrocarbons produced, saved and marketed from the Leases hereby assigned, and further reserving unto REIGN ENERGY PARTNERS, LLC an overriding royalty interest in and to such leases equal to the positive difference between  existing lease burdens of record and _____ percent (___%) of all oil, gas and other hydrocarbons produced, saved and marketed from the Leases hereby assigned. The foregoing reserved overriding royalties and all other terms and conditions of this Assignment shall apply to any and all extensions, renewal and substitute leases obtained by Assignee, its successors or assigns, on the land described herein. If said Leases cover less than the full fee simple estate in the oil, gas and other hydrocarbons under any tract or tracts of the land assigned, with respect to that tract or tracts, the overriding royalty herein reserved by Assignor shall be proportionately reduced.

Assignor hereby warrants that the Leases conveyed herein shall be free and clear of any and all claims, liens, and encumbrances created by, through, or under Assignor, but not otherwise. Except for the special warranty of title set forth in the immediately preceding sentence, this Assignment of Oil and Gas Lease is made and delivered to Assignee without any warranty of title, express, implied or statutory.

The terms and provisions of this Assignment of Oil and Gas Lease shall be binding upon and inure to the benefit of the parties hereto together with their respective heirs, successors and assigns.

Executed and effective thisday of 201___.

ASSIGNOR KINGDOM RESOURCES, LLC By: _________________________________ Name: Title:

STATE OF _________________	)
) ss.
COUNTY OF _______________	)

The  foregoing  instrument  was  acknowledged  before  me  on   this _____  day of 2014, by for Kingdom Resources, LLC, a Colorado limited liability company, on behalf of said entity.

(Seal)

Notary Public – State of Colorado My Commission Expires: ___________________________

Exhibit E-Form of Access and Damage Settlement Agreement

KNOW ALL MEN BY THESE PRESENTS THAT:

This Access and Damage Settlement Agreement made and entered into this ______day of ________________, 2014, by and between hereinafter referred to as "Owners" and PetroShare Corporation, whose address is Corporate 25, 7200 S. Alton Way #B220, Centennial, Colorado 80112.

For and in consideration of the sum of Ten and more dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, we, the undersigned each of lawful age, do hereby release acquit and forever discharge PetroShare Corporation, hereinafter referred to as "Operator", its employees, agents and contractors, from any and all losses, liabilities, claims, damages, demands and causes of action for any and all injuries and damage to the surface of the tract of land herein below described and to the appurtenances, improvements and vegetation on said tract of land owned by the undersigned, their respective employees and/or tenants, arising directly or indirectly in connection with the operations of Operator, its employees, agents and contractors, which include but is not limited to i) accessing, ii) building a drillsite, iii) drilling, completing and producing a well or wells, and iv) exercising other contractual, lease, or statutory rights of the Operator on the subject tract of land being more particularly described as follows, to wit:

A strip of land ("Access Road'') in the __________of Section ______, Township 1 South, Range 67 West, 6th P.M., Adams County, Colorado and the tract of land for a Drillsite ("Drillsite") located in the NW of said Section _____, the Drillsite and Access Road to occupy approximately __________ acres more or less.

The parties do hereby further agree as follows:

Operator shall pay the Sum of __________1/4 Thousand and No/100 Dollars ($_,000.00) per acre as surface damages to build the Access Road and Drillsite location, to drill a well(s) for the purposes of developing the minerals underlying the drilling and spacing unit comprised of Section(s) _ and ___, Township 1 South, Range 67 West, or lands pooled therewith or adjacent thereto, and in the event the well(s) is completed as producer or in the effort thereof, then to use, install, construct and maintain gathering lines, transportation lines, and power lines as well as the ability to use, .install, construct and maintain on the Drillsite equipment and facilities for production, storage, transportation and/or marketing of produced substances. Operator shall have the option to drill more than one well from the Drillsite and shall pay Owner the sum of ______Thousand Five Hundred Dollars ($_,500.00) for each additional well drilled therefrom within Thirty (30) days of the date that Operator begins drilling operations on such well(s). Operator shall also have the option to expand the size of the Drillsite and Access Road by paying Owner the Sum of_________ Thousand Dollars {$_,000.00) for each additional acreage, or fraction thereof, which shall not exceed ____________________ (__) total acres for the Drillsite.

It is expressly agreed by the undersigned that if a well is not drilled on said Drillsite, or if the captioned premises are not entered for the purposes described herein in preparation for the drilling of a well, then and in that event, this Access and Damage Settlement Agreement shall be deemed null and void, the

1

payment in the amount described above for the surface damages is hereby waived and Operator shall not be required by this agreement to make such payment to the undersigned.

Access to the property shall be limited to Operator and its contractors, personnel and agents involved in the drilling and operation of such well(s) and shall not be open to the general public. Operator shall be responsible for the repair and maintenance of the Access Road and Drillsite constructed hereunder prior to termination of Operator's use. Operator shall leave all cattle guards installed, if any, permanently in place.

Operator shall comply with and be subject to all applicable hazardous materials laws and other applicable regulations or restrictions duly and validly adopted by the State of Colorado or any political subdivision thereof and agrees to indemnify and hold harmless Owner from and against any and all responsibility or liability for violation of the same by Operator's agents or employees, including responsibility for any hazardous waste spills that may be associated with Operator's use of the premises.

Upon the termination of Operator's activities on the Access Road and Drillsite, Operator agrees to restore the surface to its original condition (as nearly as practicable) including reseeding or at Owner's written request, Operator may leave the Access Road and/or Drillsite in place, as is, for Owner's use.

Operator shall indemnify and hold Owner, its officers, employees, agents, successors and assigns harmless from and against any and all liability, loss damage claims, demand actions, causes of actions, including court costs and attorney's fees which may result from property damage for personal injury to, or death to persons whomsoever, including any person using the Access Road and Drillsite when such personal injury, death loss, destruction, or damage arises because of the existence of any of the improvements or the construction, operation, maintenance, repair, removal reconstruction, or use of the roadway and Drillsite or any part thereof, except to the extent that such liability, loss damage, claims, demands actions, causes of actions, including court costs and attorney's fee arise out of the negligence, willful misconduct, or any act or omission of Owner, or its agents, employees, successors or assigns. This indemnity shall cease at such time as (i) Operator completes restoration of the Access Road or Drillsite or (ii) Owner elects in writing to have the Operator leave the Access Road and/or Drillsite in place.

The undersigned Owners, do hereby further agree that payment of the consideration as set forth above shall be full and complete payment, settlement, compromise and satisfaction of any and all of the above mentioned losses, liabilities, claims, damages demands and causes of action accrued or accruing to the undersigned, their respective employees and/or tenants arising directly or indirectly in connection with the above mentioned operations by Operator, its employees, agents and contractors and that such payment is in no way an admission of liability by Operator, its employees, agents or contractors.

Any notice or payment required or permitted to be given hereunder shall be deemed to be delivered when deposited in the U.S. Mail, postage prepaid, certified with return receipt requested, or registered mail, addressed to the party to which it is intended at the address set forth above for such part and that each party may rely on the last known address of the other party until notified by the other part, their successors or assigns.

This instrument may be executed in any number of counterparts and shall be binding upon all parties who have executed such a counterpart with the same force and effect as if all parties have signed the same document.

This Agreement shall inure to the benefit of the Owners and Operator as well as their Successors and Assignees.

2

Executed this ___________day of___________, _______.

Name:

____________________
Signature Owner

ACKNOWLEDGEMENT

STATE OF _________________	)
) ss.
COUNTY OF _______________	)

On this _____ day of ______________, 2014, before me, a Notary Public, personally appeared _______________________ known to me to be the persons described in and who executed the within instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed by Notarial seal the day and year first above written.

(SEAL)

Notary Public – State of Colorado My Commission Expires: ____________________________

PETROSHARE CORPORATION
By its representative, ______________

___________________________
TITLE: Duly Authorized Representative

3

STATE OF _________________	)
) ss.
COUNTY OF _______________	)

Before me, the undersigned, a Notary Public in and for said county and state, on this ______day of ___________________, 2014, personally appeared ___________________________, the Duly Authorized Representative of PetroShare Corporation, and that said instrument was signed on behalf of said corporation and said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereto set my hand and affixed my notarial seal the day and year last above written.

____________________________
Notary Public

My Commission Expires:________________

4

EXHIBIT "D"

AREA OF MUTUAL INTEREST

1.	All of Township 1 South, Range 67 West, Adams Co., CO 6th PM, comprising approximately 36 square miles, plus a one mile buffer zone around the perimeter of said Township.

2.	Any other mutually agreeable areas.

15

Exhibit D – AMI Plat - PetroShare / Providence Participation Agreement Dated May 13, 2015

Township 1 South

N
0 5,000 10,000 20,000

AMI Boundary
T1S R67W - All

AMI One Mile
Extension
Margin

Range 67 West
Adams County, CO

EXHIBIT “E”

ASSIGNMENT

STATE OF COLORADO	)
COUNTY OF _________________	)

KNOW ALL MEN BY THESE PRESENTS, that PetroShare Corp., with an office at 7200 S. Alton Way, Suite B220, Centennial, CO 80112, hereinafter referred to as “Assignor”, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), the receipt and adequacy of which is hereby acknowledged and full acquittance granted therefor, has granted, sold, conveyed and delivered and does hereby grant, sell, convey and deliver unto Providence Energy Operators, LLC,  hereinafter referred to as “Assignee”, ______% of Assignor’s right, title and interest in the following properties (real, personal or mixed) and leasehold and/or other rights (contractual or otherwise), unless expressly reserved or excluded herein, the following being referred to herein collectively as the Assets:

(a)	the oil and gas leases described on Exhibit “A”, attached hereto, in the amounts of the working interests specified thereon (the “Leases”) and the real properties covered by said Leases (the “Properties”);

(b)	The rights and interests in, to and under, or derived from, all of the presently existing and valid unitization and pooling agreements and units (including all units formed by voluntary agreement and those formed under the rules, regulations, orders or other official acts of any governmental entity having appropriate jurisdiction), if any, to the extent they relate to any of the Leases;

(c)	The rights and interests in, to and under, or derived from, all of the presently existing and valid joint operating agreements, oil sales contracts, casinghead gas sales contracts, gas sales contracts, processing contracts, gathering contracts, transportation contracts, easements, rights-of-way, servitudes, surface leases and other contracts to the extent they are described on Exhibit “C” attached hereto or relate to the Leases or the Properties (the “Contracts”);

(d)	The rights and interests in and to all personal property and improvements, including without limitation, tanks, buildings, fixtures, machinery, equipment, pipelines, utility lines, power lines, telephone lines, roads and other appurtenances, to the extent the same are situated upon and/or used or held for use by Seller in connection with the ownership, operation, maintenance and repair of the Leases or on the Properties; and

(f)	The rights and interests in all permits and licenses of any nature owned, held or operated in connection with operations for the exploration and production of oil, gas or other minerals to the extent the same are used or obtained in connection with any of the Leases or Properties described in Exhibit “A” (the “Permits”);

16

TO HAVE AND TO HOLD the Assets, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Assignee, its successors and assigns, forever, subject to the following terms and conditions:

1.    Special Warranty of Title.  Assignor represents and warrants that the Assets are free and clear of all liens, encumbrances, security interests or other adverse claims arising by, through or under Assignor, but not otherwise.  Assignor shall warrant and defend the title to the Assets conveyed to Assignee against every person whomsoever lawfully claims the Assets or any part thereof by, through, or under Assignor, but not otherwise.

2.    Successors and Assigns.  The terms, covenants and conditions contained in this Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and such terms, covenants and conditions shall be covenants running with the land and with each subsequent transfer or assignment of the Assets, or any part thereof.

3.    Participation Agreement.  This Assignment is made in accordance with and is subject to the terms, covenants and conditions contained in that certain Participation Agreement dated as of May 13, 2015, by and between Assignor and Assignee (“Participation Agreement”), which shall remain in full force and effect in accordance with the terms as set forth therein and shall not be deemed to have been merged with this Assignment.  If there is a conflict between the provisions of the Participation Agreement and this Assignment, the provisions of the Participation Agreement shall control the rights and obligations of the parties.

4.    Further Assurances.  Assignor and Assignee agree to take all such further actions and to execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purpose of this Assignment.

5.    Counterparts.  This Assignment is being executed in multiple counterparts each of which shall for all purposes be deemed to be an original and all of which shall constitute one instrument.

ASSIGNOR:
PetroShare Corp.

By:
Name: ______________________________
Title: _______________________________

17

ASSIGNEE:

By: _______________________________________
Name: _____________________________________
Title: ______________________________________

18

STATE OF ___________________	)
) ss.
COUNTY OF _________________	)

The foregoing instrument was acknowledged before me this ____ day of ________, 2015, by _______________, as ___________of PetroShare Corp.

Witness my hand and seal.

My Commission Expires: ___________________________                 ____________________________
Notary Public

STATE OF ___________________	)
) ss.
COUNTY OF _________________	)

The foregoing instrument was acknowledged before me this ____ day of ________, 2015, by _____________________, as _________________________________.

Witness my hand and seal.

My Commission Expires: ___________________________                 ____________________________
Notary Public

19